As filed with the Securities and Exchange Commission on May 19, 2003

Registration No.  2-96408
                  811-4254

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No.

[X] Post-Effective Amendment No. 64

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940, as amended

Amendment No. 65  [X]

SMITH BARNEY INCOME FUNDS
(Exact name of Registrant as Specified in Charter)

125 Broad Street, New York, New York 10004
(Address of principal executive offices) (Zip Code)

(203) 890-7026
(Registrant's telephone number, including Area Code)

Christina T. Sydor
Secretary

Smith Barney Income Funds
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

With copies to:
Burton M. Leibert, Esq.
Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

(Approximate Date of Proposed Public Offering): Continuous

It is proposed that this filing becomes effective (check appropriate box):

[X] Immediately upon filing pursuant to paragraph 485(b)
[ ] on (date) pursuant to paragraph 485(b)
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                    [GRAPHIC]



MAY 19, 2003

PROSPECTUS
AND
APPLICATION

[LOGO]





SB Capital and Income Fund
--------------------------------------------------------------------------------




[_] Salomon Brothers Classes of Shares

The Securities and Exchange Commission has not approved or disapproved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

 CONTENTS

               Fund goal, strategies and risks..............  2
               More on the fund's investments...............  5
               Management...................................  6
               Choosing a class of shares to buy............  7
               Buying shares and exchanging shares.......... 12
               Redeeming shares............................. 13
               Other things to know about share transactions 15
               Dividends, distributions and taxes........... 17
               Financial highlights......................... 18

                            About mutual fund risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


         SB Capital and Income Fund -         1

 FUND GOAL, STRATEGIES AND RISKS

 Investment    The fund seeks total return (that is, a combination of income
 objectives    and long-term capital appreciation).
--------------------------------------------------------------------------------
 Principal     The fund invests in equity and fixed income securities of both
 investment    U.S. and foreign issuers. The fund seeks to generate income and
 strategies    appreciation by allocating fund assets to income and non-income producing equity and equity related securities, including common stocks, real estate investment trusts and convertible
               securities. To generate income and enhance exposure to the equity markets, the fund will purchase investment grade and high yield fixed income securities or unrated securities of
               equivalent quality along with options on securities indices.
               Securities rated below investment grade are commonly referred to as junk bonds. Fixed income securities may be of any maturity.

               By investing in a combination of equity and fixed income
               securities, the fund seeks to produce a pattern of total return that moves with the S&P 500 Index, while generating high income.
               The fund may also use options, futures and options on futures to increase exposure to part or all of the market or to hedge against adverse changes in the market value of its securities.
--------------------------------------------------------------------------------
 How the       The manager employs fundamental research and due diligence to
 manager       assess a company's:
 selects the
 fund's        .  Growth potential, stock price, potential appreciation and
 investments      valuation
               .  Credit quality taking into account financial condition and profitability
               .  Future capital needs
               .  Potential for change in bond rating and industry outlook
               .  Competitive environment and management ability
--------------------------------------------------------------------------------
 Principal     Investors could lose money on their investment in the fund, or
 risks of      the fund may not perform as well as other investments, if:
 investing in
 the fund      .  The stock market declines generally, thereby reducing the value of the fund's equity portfolio
               .  Companies in which the fund invests fail to meet earnings expectations, fall out of favor with investors, or other
                  events depress their stock prices
               .  Interest rates increase, causing the prices of fixed income securities to decline, thereby reducing the value of the
                  fund's fixed income portfolio
               .  The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
               .  The manager's judgment about interest rates or the
                  attractiveness, value or income potential of a particular
                  security proves incorrect

               Below investment grade securities, which are commonly known as
               "junk bonds," are speculative and their issuers may have
               diminished capacity to pay principal and interest. These
               securities have a higher risk of default, tend to be less
               liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.
--------------------------------------------------------------------------------
 Who may       The fund may be an appropriate investment if you:
 want to
 invest        .  Are seeking to invest in a portfolio that includes both equity and fixed income securities
               .  Are willing to accept the risks of both the stock market and the bond markets



         SB Capital and Income Fund -         2

 Performance
 This bar chart indicates the risks                              [CHART]
 of investing in the fund by
 showing changes in the                                      % Total Return
 performance of the fund's Smith
 Barney Class B shares from year     1993    1994    1995   1996   1997   1998   1999  2000   2001   2002
 to year. Past performance, before   ----    ----    ----   ----   ----   ----   ----  ----   ----   ----
 and after taxes, does not           11.19   2.92   21.84   20.09  24.55  5.64   4.85  5.87  -4.14  -13.69
 necessarily indicate how the fund
 will perform in the future. This               Calendar years ended December 31
 bar chart shows the performance
 of the fund's Smith Barney Class
 B shares (the fund's oldest class
 of shares) for each full calendar
 year since the fund's inception.
 The chart does not reflect sales
 charges, which would reduce
 your return.
 Quarterly returns: Highest:
 10.83% in 4th quarter 2002;
 Lowest: (11.99)% in 3rd
 quarter 2001.








-----------------------------------------------------------------------------------------------------------

Total Return for Smith
Barney Class B Shares*
* Performance for Salomon
Brothers Class A, B, 2, O
and Y shares is not
provided because these
classes do not have a full
calendar year of
performance. Although
Smith Barney Class B
shares are not offered in this
Prospectus, they are
invested in the same
portfolio of securities as the
Salomon Brothers Classes
of shares. Smith Barney
Class B shares' annual
returns will differ from the
returns earned by the
classes of shares offered in
this Prospectus to the
quarter 2001.extent that the classes have
different fees and expenses.
The returns shown have not
been restated to reflect these
different fees and expenses
or the imposition of the
sales load applicable to the
Salomon Brothers Class A,
B, 2, O and Y shares.
-------------------------------------------------------------------

           Performance table
           This table assumes the maximum sales charge applicable to the class, redemption of shares at the end of the period and the reinvestment of distributions and dividends.

           Average Annual Total Returns for Smith Barney Class B
           Shares* (Calendar Years Ended December 31, 2002)
                                             1 year  5 years 10 years
           Smith Barney Class B
              Return before taxes           (17.81)% (0.71)%  7.30%
              Return after taxes on         (19.34)% (3.86)%  4.10%
              distributions
              Return after taxes on         (10.91)% (1.19)%  4.86%
              distributions and sale of
              fund shares
              S&P 500 Index+                (22.09)% (0.58)%  9.34%

          + Index performance reflects no deductions for fees, expenses or taxes. It is not possible to invest directly in the Index.
          * Performance for Salomon Brothers Class A, B, 2, O and
            Y shares is not provided because these classes do not have a full calendar year of performance. Although
            Smith Barney Class B shares are not offered in this Prospectus, they are invested in the same portfolio of securities as the Salomon Brothers Classes of shares. Smith Barney Class B shares' annual returns will differ from the returns earned by the classes of shares offered in this Prospectus to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Salomon Brothers Class
            A, B, 2, O and Y shares.

Comparative performance
This table compares the before- and after-tax average annual total return of the fund's Smith Barney Class B shares for the periods shown with that of the S&P 500 Index, a market value-weighted index comprised of 500 widely held common stocks. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Smith Barney Class B shares only and the after-tax returns for all other classes will vary. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


         SB Capital and Income Fund -         3

 Fee table

Fees and Expenses
This table sets forth the fees and expenses you may pay if you invest in fund shares.

                                                              Salomon Brothers
 Shareholder fees (paid directly from your         ---------------------------------------------------
 investment)                                       Class A    Class B    Class 2   Class O   Class Y
 Maximum sales charge on purchases                 5.75%*       None      1.00%      None      None
 Maximum deferred sales charge on redemption         None      5.00%      1.00%      None      None
 Annual fund operating expenses (paid by the
 fund as a % of net assets)
   Management fees                                  0.75%      0.75%      0.75%     0.75%     0.75%
   Distribution and service (12b-1) fees            0.25%      1.00%      1.00%      None      None
   Other expenses**                                 0.15%      0.13%      0.16%     0.15%     0.02%
   Total annual fund operating expenses             1.15%      1.88%      1.91%     0.90%     0.77%
  * If you buy Class A shares in amounts of $50,000 or more the sales charge is lower. You may buy
    Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
 ** Other expenses are based on estimated amounts for the current fiscal year.
-------------------------------------------------------------------------------------------------------

 Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower.

 Number of years you own your Salomon
 Brothers shares                           1 Year    3 Years   5 Years   10 Years
 Your cost would be
 Class A                                    $685      $919     $1,172     $1,892
 Class B (redemption at end of period)      $691      $891     $1,116     $2,011
 Class B (no redemption)                    $191      $591     $1,016     $2,011
 Class 2 (redemption at end of period)      $392      $694     $1,121     $2,310
 Class 2 (no redemption)                    $292      $694     $1,121     $2,310
 Class O                                    $ 92      $287     $  498     $1,108
 Class Y                                    $ 79      $246     $  428     $  954
 The example assumes: . You invest $10,000 in the fund for the period shown
               . Your investment has a 5% return each year
               . You reinvest all distributions and dividends without
                 a sales charge
               . The fund's operating expenses (before fee waivers
                 and/or expense reimbursements, if any) remain the
                 same
               . You redeem your shares at the end of the period
                 (unless otherwise indicated)


         SB Capital and Income Fund -         4

 MORE ON THE FUND'S INVESTMENTS

The fund's investment objective and its principal investment strategies and risks are described under
"Fund Goal, Strategies and Risks."

This section provides additional information about the fund's investments and certain portfolio management techniques the fund may use. More information about the fund's investments and portfolio management techniques and the associated risks is included in the statement of additional information (SAI).

Compliance with any policy or limitation for the fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund's assets or for any other reason.
-------------------------------------------------------------------------------------------------------
 Equity securities        The fund's investments in equity securities may include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, trust certificates, limited partnership interests, equity-linked debt securities, depository receipts, real estate investment trusts and other equity participations.
-------------------------------------------------------------------------------------------------------
 Fixed income securities  The fund's investments in fixed income securities may include bonds, notes (including structured notes), mortgage-related and asset-backed securities, convertible securities, preferred stocks and money market instruments. Fixed income securities may have all types of interest rate, payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                          The price of fixed income securities will go down if interest rates go up, or the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.
-------------------------------------------------------------------------------------------------------
 Foreign securities       Since the fund may invest in securities of foreign issuers, the fund carries additional risks. Prices of foreign securities may go down because of foreign government actions, political instability or the more limited availability of accurate information about foreign companies. Currency fluctuations could erase investment gains or add to investment losses.
-------------------------------------------------------------------------------------------------------
 Derivative contracts     The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices, options on futures, and swaps for the following purposes:

                          . To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in stock market prices or interest rates.
                          . As a substitute for buying or selling securities.
                          . As a cash flow management technique.
                          . To increase the fund's total return.

                          A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more se curities or indices. Even a small investment in derivative contracts can have a large impact on a fund's stock price and interest rate exposure.
                          Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices or interest rates are


         SB Capital and Income Fund -         5

                      changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.
-----------------------------------------------------------------------------------------------
 Defensive investing  The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
-----------------------------------------------------------------------------------------------

 MANAGEMENT

 Manager         The fund's investment adviser is Smith Barney Fund Management
                 LLC ("SBFM"), an affiliate of Citigroup Global Markets Inc.
                 ("CGM"), formerly Salomon Smith Barney Inc. The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup
                 Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. Salomon Brothers Asset Management Inc., an affiliate of SBFM located at 388 Greenwich Street, New York, New York
                 10013, serves as sub-adviser to the fund. The sub-adviser manages the fund's investment portfolio, subject to the supervision of the manager. The sub-adviser provides investment management and advisory services to mutual funds and currently manages over $36 billion.

                 Mark J. McAllister, a director of the sub-adviser, is
                 responsible for the day-to-day management of the fund's
                 portfolio. Mr. McAllister has 15 years of investment
                 experience. Mr. McAllister has been responsible for the
                 day-to-day management of the fund's portfolio since 2002.
-------------------------------------------------------------------------------
 Management fee  During the fiscal year ended December 31, 2002, the manager received an advisory fee equal to 0.55% of the fund's average daily net assets.
-------------------------------------------------------------------------------
 Administrator   The fund's administrator also is SBFM. For its services, the administrator received a fee during the fund's last fiscal year equal to 0.20% of the fund's average daily net assets.


         SB Capital and Income Fund -         6

 CHOOSING A CLASS OF SHARES TO BUY

 Share classes  You can choose among four classes of shares: Salomon Brothers Class A, B, 2 or Y. If you already own Class O shares of a fund, you may also be eligible to purchase
                Class O shares of the fund. The classes have different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

                . How much you plan to invest.
                . How long you expect to own the shares.
                . The expenses paid by each class.
                . Whether you qualify for any reduction or waiver of sales charges.
----------------------------------------------------------------------------------------------------
 Investment     Minimum initial investment amounts vary depending on the nature of your
 minimums       investment account.


                                                        Initial Investment        Additional
                                                                                  Investments

                                                       Salomon     Salomon     Salomon   Salomon
                                                       Brothers    Brothers    Brothers  Brothers
                                                      Classes A,   Class Y    Classes A, Class Y
                                                       B, 2, O                 B, 2, O
General                                                  $250    $2.5 Million    $50      $1,000
Individual Retirement Accounts, Self Employed            $50     $2.5 Million    $50      $1,000
Retirement Plans, Uniform Gifts or Transfers to Minor
Accounts
Qualified Retirement Plans                               $50     $2.5 Million    $50      $1,000
Monthly Systematic Investment Plans                      $25         n/a         $25       n/a
Pre-authorized Check Plan                                $25         n/a         $25       n/a

 Qualified Retirement Plans are qualified plans under Section 403(b)(7) or Section 401(a) of the Internal Revenue
 Code, including 401(k) plans.
-------------------------------------------------------------------------------------------------------------------
 Comparing             Your Financial Consultant can help you decide which class meets your goals. Your
 classes               Financial Consultant may receive different compensation depending upon which class you choose.
-------------------------------------------------------------------------------------------------------------------
 Distribution          The fund has adopted Rule 12b-1 distribution plans for its Salomon Brothers Class
 plans                 A, B and 2 shares. Under each plan, the fund pays distribution and/or service fees.
                       These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

                       In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources.
                       The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


         SB Capital and Income Fund -         7

 COMPARING THE FUND'S SALOMON BROTHERS CLASSES

                     Class A            Class B            Class 2          Class O           Class Y
Key features     .Initial sales    .No initial sales  .Initial sales    .Only available   .No initial or
                  charge            charge             charge is lower   to existing       deferred sales
                 .You may          .Deferred sales     than Class A      Class O           charge
                  qualify for       charge declines   .Deferred sales    shareholders     .Must invest at
                  reduction or      over time          charge for only  .No initial or     least $2.5
                  waiver of        .Converts to        1 year            deferred sales    million
                  initial sales     Class A after 7   .Higher annual     charge           .Lower annual
                  charge            years              expenses than    .Lower annual      expenses than
                 .Generally        .Higher annual      Class A           expenses than     the other
                  lower annual      expenses than     .Does not          the other         classes
                  expenses than     Class A            convert to        classes
                  Class B and                          Class A shares
                  Class 2
Initial sales     Up to 5.75%;      None               1.00%             None              None
charge            reduced or
                  waived for
                  large purchases
                  and certain
                  investors. No
                  charge for
                  purchases of
                  $1 million or
                  more
Deferred sales    1.00% on          Up to 5.00%        1.00% if you      None              None
charge            purchases of      charged when       redeem within
                  $1 million or     you redeem         1 year of
                  more if you       shares. The        purchase
                  redeem within     charge is
                  1 year of         reduced over
                  purchase          time and there
                                    is no deferred
                                    sales charge
                                    after 6 years
Annual            0.25% of          1.00% of           1.00% of          None              None
distribution and  average daily     average daily      average daily
service fees      net assets        net assets         net assets
Exchangeable      Class A shares    Class B shares     Class 2 shares    Class O shares    Class Y shares
into              of any of the     of any of the      of any of the     of any of the     of any of the
                  other Salomon     other Salomon      other Salomon     other Salomon     other Salomon
                  Brothers funds    Brothers funds     Brothers funds    Brothers funds    Brothers funds
                  and Salomon       and Salomon        and Salomon       and Salomon       and Salomon
                  Brothers Class    Brothers Class     Brothers Class    Brothers Class    Brothers Class
                  A shares of any   B shares of any    2 shares of any   O shares of any   Y shares of any
                  of the SB funds   of the SB funds    of the SB funds   of the SB funds   of the SB funds



         SB Capital and Income Fund -         8

 SALOMON BROTHERS CLASS A SHARES

Class A sales charge
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge if the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends that you reinvest in additional Class A shares.

To learn more about the accumulation privilege, letters of intent, waivers for certain investors and other options to reduce your sales charge, ask your Financial Consultant or consult the SAI.

The table below indicates the sales charge on Class A shares of the fund.

                                                                               Broker/Dealer
                                                                                 Commission
                                             Sales charge as   Sales charge as   as a % of
Amount of Investment                       % of offering price % of net amount offering price
Less than $50,000                                 5.75%             6.10%          5.00%
$50,000 but less than $100,000                    4.50%             4.71%          4.00%
$100,000 but less than $250,000                   4.00%             4.17%          3.50%
$250,000 but less than $500,000                   2.75%             2.83%          2.50%
$500,000 but less than $1 million                 2.25%             2.30%          2.00%
$1 million or more*                                -0-               -0-            -0-

*You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%. The distributor pays up to 1% of the purchase price of these sales to broker/dealers.

Qualifying for reduced Class A sales charges. There are several ways you can combine multiple purchases of Class A shares of the Salomon Brothers funds (excluding shares of Salomon Brothers Cash Management Fund or Salomon Brothers New York Municipal Money Market Fund) to take advantage of the breakpoints in the sales charge schedule.

.. Accumulation privilege--lets you add the current value of Class A shares of the fund already owned by you or your spouse and your children under the age of 21 to the amount of your next purchase of Class A shares for purposes of calculating the sales charge. You must notify the transfer agent in writing of all share accounts to be considered in exercising this right of accumulation.

.. Group purchase--lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for purposes of calculating the initial sales charge. To be eligible, all purchases must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.

.. Letter of intent--lets you purchase Class A shares of the fund over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. All Class A shares (excluding Class A shares of the Salomon Brothers Cash Management Fund and Salomon Brothers New York Municipal Money Market Fund) previously purchased within a 13-month period and still beneficially owned by you or your spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a sales charge reduction. The effective date of a letter of intent may be back-dated up to 90 days so that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the letter of intent goal.

Waivers for certain Class A investors. Class A initial sales charges are waived for certain types of investors, including:

.. Directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).
.. Employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor ("Selling Broker") and their


         SB Capital and Income Fund -         9

  immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
.. Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.
.. Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
.. Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
..  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
.. Non-qualified retirement plans and other third party retirement or savings programs.

If you want to learn about additional waivers of Class A initial sales charges, contact your Financial Consultant or consult the SAI.

 SALOMON BROTHERS CLASS B SHARES

Class B deferred sales charge

The deferred sales charge decreases as the number of years since your purchase increases.

If you want to learn more about additional deferred sales charges and waivers of deferred sales charges, contact your Financial Consultant or consult the SAI.

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. Broker/Dealers selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell.

                      CLASS B DEFERRED SALES CHARGE TABLE

                                              Deferred Sales Charge As A
                                                 Percentage of Dollar
       Year(s) Since Purchase Order            Amount Subject to Charge
       1st year                                           5%

       greater than 1 year and up to 2 years              4%

       greater than 2 years and up to 4 years             3%

       greater than 4 years and up to 5 years             2%

       greater than 5 years and up to 6 years             1%

       greater than 6 years                               0%

Calculation of Deferred Sales Charge. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge.

Shares are redeemed in this order:

..  Shares that represent appreciation
..  Shares representing reinvested distributions and dividends
.. Other shares that are not subject to the deferred sales charge .. Class B shares held longest

Deferred sales charges are not imposed at the time you exchange shares for shares of another fund.

Deferred sales charge waivers. The deferred sales charge for each share class will generally be waived in connection with:


.. Redemptions made following the death or disability (as defined in the Internal Revenue Code) of a shareholder.


         SB Capital and Income Fund -         10

    SB Capital and Income Fund

Account Application
       Please Note: A separate application must be used to open an IRA account.
--------------------------------------------------------------------------------
1. Type of Account (Please print)
  (Account will not be opened without Taxpayer I.D. No. or Social Security No.)
[_] INDIVIDUAL
                           [_] JOINT
                                       Social Security No. or Taxpayer I.D. No.
Name
    ==========================================
Joint Registrant (if any)/1,2/
                                       Social Security No. or Taxpayer I.D. No.
Name
    ==========================================
/1/ Use only the Social Security Number or Taxpayer Identification Number of
    the first listed joint tenant.
/2/ For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
--------------------------------------------------------------------------------
[_] UNIFORM GIFT TO MINORS OR    [_] UNIFORM TRANSFER TO MINORS (where allowed
by law)
Name of Adult Custodian (only one permitted)
Name
    ------------------------------------------
Minor's Date of Birth
             -------------
Name of Minor (only one permitted)
                                                    Minor's Social Security No.
Name
    ==========================================
               (Account will not be opened without minor's Social Security No.)
                                          Uniform Gifts/Transfer to Minors Act.
under the
      -------------------------
              State of Residence of Minor
--------------------------------------------------------------------------------
[_] CORPORATION
                         [_] PARTNERSHIP
                                       Social Security No. or Taxpayer I.D. No.

[_] TRUST*
                         [_] OTHER
                                                           ---------------------
  (Account will not be opened without Taxpayer I.D. No. or Social Security No.) Name of Corporation, Partnership, or Other
                           -----------------------------------------------------
--------------------------------------------------------------------------------
Name(s) of Trustee(s)
               -----------------------------------------------------------------
* If a Trust, include date of trust instrument and list trustees if they are to be named in the registration.
                                              Date of the Trust Agreement
                                                                 ===============
2. Mailing Address
Street or P.O. Box
             -------------------------------------------------------------------
             -------------------------------------------------------------------
City
    --------------------------------
                                           State
                                              ----
                                                      Zip
                                                         ----------
Business Telephone
               ------
                                             Home Telephone
                                                         =======================
3. Investment Information
Method of Investment
[_] I have enclosed a check for the minimum of $250 ($50 for UGMA accounts).
[_] I have enclosed a check for the minimum of $25 and completed the Automatic
      Investment Plan information in Section 10.
[_] I purchased ____ shares of ______________ through my broker on
      ____/____/____. Confirm # __
Please make my investment in the Class designated below:

               Class A      Class B      Class 2      Class Y       Investment
              ----------------------------------------------------------------
                                                                        $
                                                                        $
                                                                        $
                                                                        $
                                                                        $
                                Total Investment Amount                 $

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(right triangle)
4. Reduced Sales Charge (Available for Class A Shares Only)

Method of Investment

Are you a shareholder in another Salomon Brothers Fund?     [_] Yes     [_] No

[_] I apply for Right of Accumulation reduced sales charges based on the following Salomon Brothers Fund accounts (excluding Class B and Class 2 Shares).

Fund                                    Account No. or Social Security No.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Letter of Intent
[_] I agree to the Letter of Intent provisions contained in the Fund's current
    Prospectus. During a 13-month period, I plan to invest a dollar amount of at least:
[_] $50,000     [_] $100,000     [_] $250,000    [_] $500,000     [_] $1,000,000
--------------------------------------------------------------------------------
(right triangle)
5. Dividend and Capital Gains Distributions

Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

Dividends                             Capital Gains

[_] I wish to reinvest dividends      [_] I wish to reinvest capital gains in
    in the same Fund.                     the same Fund.
[_] I wish to have dividends paid     [_] I wish to have capital gains paid in
    in cash.                              cash.

The Automatic Dividend Diversification Program allows an investor to have dividends and any other distributions from the Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

[_] Please reinvest dividends and capital gains from the Fund to the _____ Fund.

Optional Features
--------------------------------------------------------------------------------
(right triangle)
6. Automatic Withdrawal Plan

I would like to establish an Automatic Withdrawal in the amount of $______ to be executed on the __ day of the month (or the next business day if the selected day falls on a weekend or holiday).

[_] Monthly          [_] Quarterly          [_] Startup Month/Year: ____________

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

Please mail checks to:
                                        Wire transfers to:

[_] Address of Record (named in Section 2)
                                 [_] Bank of Record (named in Section 10)
Name
       -------------------------------------------------------------------------
Address
       -------------------------------------------------------------------------
City                                      State         Zip
    ----------------------------------          ----        ---------


--------------------------------------------------------------------------------
(right triangle)
7. Telephone Redemption Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

[_] I DO NOT want the Telephone Redemption Privilege.
--------------------------------------------------------------------------------
(right triangle)
8. Systematic Exchange Plan

I would like to exchange shares in my Fund account, for which no certificates have been issued, to:

$ ______________ into the ___________________________________ Fund, Account # __
  $25 Minimum

$ ______________ into the ___________________________________ Fund, Account # __
  $25 Minimum

$ ______________ into the ___________________________________ Fund, Account # __
  $25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of ____________

--------------------------------------------------------------------------------
(right triangle)
9. Telephone Exchange Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

[_] I DO NOT want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------
(right triangle)
10. Automatic Investment Plan

The Automatic Investment Plan, which is available to shareholders of the Fund, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Fund's transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of the Fund.

Please withdraw $______________ from my checking account (named in Section 11) on the __ day of the month for investment:

[_] Monthly       [_] Every alternate month       [_] Other
                                                           --------------------
[_] Quarterly     [_] Semiannually

No more than one investment will be processed per month.

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.

  JOHN DOE                                                            000
  123 Main Street
  Anywhere, USA 12345
                                                           $
  --------------------------------------------------------    -----------
                                  VOID
  -----------------------------------------------------------------------

  -------------------------------               -------------------------

--------------------------------------------------------------------------------
(right triangle)
11. Bank of Record

Please attach a voided check in the space provided in Section 10.

Bank Name
                 ---------------------------------------------------------------
Address
                 ---------------------------------------------------------------
City                                                State         Zip
                 ----------------------------------       ------      ----------
Bank ABA No.
                 --------------
Bank Account No.
                 --------------
Account Name
                 ---------------------------------------------------------------

Signature and Dealer Information
--------------------------------------------------------------------------------
(right triangle)
12. Signature and Taxpayer Certification

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Salomon Brothers Classes of the SB Capital and Income Fund in which I (we) am (are) investing. The undersigned acknowledges that the Telephone Exchange Privilege is automatic and that I (we) may bear the risk of loss in the event of fraudulent use of the Privilege. If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.

Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:
Under the penalty of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or; (c) the IRS has notified me that I am no longer subject to backup withholding.

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions -- You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct Taxpayer Identification Number.

[_] Exempt from Backup Withholding (i.e., exempt entity as described in
    Application Instructions)
[_] Nonresident alien [form W-8 attached]     Country of Citizenship __________

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Authorized signature _____________________ Title ___________________ Date ______
Authorized signature _____________________ Title ___________________ Date ______

--------------------------------------------------------------------------------
(right triangle)
13. For Dealer Use Only (Please print)

We hereby authorize Citigroup Global Markets Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify Citigroup Global Markets Inc. of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.
Dealer's Name
                    ------------------------------------------------------------
Main Office Address
                    ------------------------------------------------------------
Dealer Number                      Branch #                         Rep #
             -----------------              -----------------             ------
Representative's Name
                     -----------------------------------------------------------
Branch Address                       Telephone No.
              ----------------------              ------------------------------
Authorized Signature of Dealer
                               -------------------------------------------------
                                               Title
                                                     ---------------------------
If desired, I elect to have third party statements sent to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Customer Service
For customer service, including account information, transfers and Fund prices, you may call
                                 1-800-446-1013
             between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.

--------------------------------------------------------------------------------
Mailing Instructions

Mail your completed account application and check   OR    (for overnight and express mail delivery)
made payable to SB Capital and Income Fund to:
SB Capital and Income Fund                                 SB Capital and Income Fund
c/o PFPC                                                   c/o PFPC
P.O. Box 9764                                              101 Sabin Street
Providence, RI 02940-9764                                  Pawtucket, RI 02860

                                                                         SBPROAPP 5/03

.. Redemptions effected pursuant to the fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.
..  A tax-free return of an excess contribution to any retirement plan.
..  Exchanges.
.. Automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of initial account balances (see automatic withdrawal plan in the SAI).
..  Redemptions of shares in connection with mandatory post-retirement distributions from retirement plans or IRAs.
..  Redemption proceeds from other Salomon Brothers funds or Salomon Brothers
   Classes of any SB fund that are reinvested within 60 days of the redemption (see reinstatement privilege in the SAI).
..  Certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans.
.. Redemption of shares by participants in certain "wrap-fee" or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

Class B conversion. After seven years, Class B shares automatically convert into Class A shares as set forth in the chart below. This helps you because Class A shares generally have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


     Shares issued at initial Shares issued on         Shares issued upon
     purchase                 reinvestment of          exchange from another
                              distributions and        fund
                              dividends
     Seven years after the    In same proportion that  On the date the shares
     date of purchase (for    the number of Class B    originally acquired would
     purposes of calculating shares converting is to have converted into Class the date of conversion, total Class B shares you A shares
     all purchases are        own
     deemed made on the
     last business day of
     the month)

Money Market Funds. If you exchange shares from the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund into the fund, the periods of time that your shares are held in the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund are excluded for determining the holding period for conversion and calculation of the deferred sales charge.
 SALOMON BROTHERS CLASS 2 SHARES

You buy Class 2 shares at the offering price, which is the net asset value plus a sales charge of 1.00% (1.01% of the net amount invested). In addition, if you redeem your Class 2 shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you exchange shares from the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund into the fund, the periods of time that your shares are held in the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund are excluded for purposes of determining your holding period for the deferred sales charge. Broker/Dealers selling Class 2 shares receive a commission of up to 2.00% of the purchase price of the Class 2 shares they sell.

 SALOMON BROTHERS CLASS O SHARES

Class O shares of the fund are available for purchase only if you own Class O shares of any Salomon Brothers fund. There are no initial or deferred sales charges on these shares.

 SALOMON BROTHERS CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $2.5 million initial investment requirement. The initial investment minimum may be waived for certain omnibus positions or group savings or retirement plans.


         SB Capital and Income Fund -         11

 BUYING SHARES AND EXCHANGING SHARES

 Buying shares    . Salomon Brothers Class A, B, 2 and Y shares of the fund may be initially
 by mail            purchased through PFPC Global Fund Services, Inc. ("PFPC" or the "transfer agent") by completing an Account Application and forwarding it to the transfer
 You may make       agent. Shares may also be purchased from selected dealers in accordance with
 subsequent         procedures established by the dealer.
 purchases by     . Subsequent investments may be made by mailing a check to the transfer agent,
 mail or, if you    along with the detachable stub from your Statement of Account (or a letter
 elect, by wire     providing the account number) or through a selected dealer. If an investor's purchase check is not collected, the purchase will be cancelled and the transfer agent will charge a $10 fee to the shareholder's account. No redemptions are allowed until the proceeds from the check clears.
                  . Write the transfer agent at the following address:
                                  SB Capital and Income Fund
                                  c/o PFPC
                                  P.O. Box 9764
                                  Providence, RI 02940-9764
------------------------------------------------------------------------------------------------------
 Buying shares    Subsequent investments may also be made by wiring funds to the transfer agent.
 by wire          Prior notification by telephone is not required. You should instruct the wiring bank to transmit the specified amount in federal funds to:
                                  Boston Safe Deposit and Trust Company
                                  Boston, MA
                                  ABA No. 011-001-234
                                  Account #142743
                                  Attn: SB Capital and Income Fund
                                  Name of Account:
                                  Account # (as assigned):
                  To ensure prompt credit to their accounts, investors or their dealers should call
                  (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.
------------------------------------------------------------------------------------------------------


                                                 Purchase is Effective
Payment wired in federal If order and federal funds or check is funds or check received  received by its agent before 4:00 p.m.,  On that day
                         Eastern time:
                         If order and federal funds or check is
                         received by its agent after the close of On the business day following
                         New York Stock Exchange:                 receipt

--------------------------------------------------------------------------------

 Automatic   You may authorize the transfer agent to automatically transfer funds on a periodic investment  basis (monthly, alternative months, quarterly) from a regular bank account or other
 plan        financial institution to buy shares of the fund. On or about the 10th of the month (or another date of your choosing) the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.

             . Amounts transferred must be at least $25 per transfer.
             . If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

             For more information, contact your Financial Consultant.


         SB Capital and Income Fund -         12

 Exchange    You may exchange shares of the fund for shares of the same class of another
 privilege   Salomon Brothers fund or SB fund.

             . Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
             . Shares are eligible for exchange commencing 30 days after purchase.
             . Generally, your Salomon Brothers Class A shares will not be subject to an initial sales charge at the time of the exchange.
             . If you exchange Class B shares of a Salomon Brothers fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. Any deferred sales charge and conversion period excludes the time the shares were held in the Salomon
               Brothers Cash Management Fund or the Salomon Brothers New York Municipal
               Money Market Fund.
             . Generally, if you exchange Class 2 shares of a Salomon Brothers fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. Any deferred sales charges exclude the time the shares were held in the Salomon Brothers Cash
               Management Fund and the Salomon Brothers New York Municipal Money
               Market Fund.
             . You may exchange shares by telephone unless you have elected not to participate in telephone exchanges on your Account Application. Telephone exchanges are subject to the same limitations as telephone redemptions.
--------------------------------------------------------------------------------------------------
 Systematic  You may request that shares of any Salomon Brothers class of the fund be
 Exchange    exchanged monthly for shares of the same class of any other Salomon Brothers fund or SB fund. A predetermined dollar amount of at least $25 per exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Account Application or in the Systematic Investing Application.
--------------------------------------------------------------------------------------------------

 REDEEMING SHARES

You may redeem some or all of your shares by sending your redemption request   Redemptions by
in proper form to:                                                             mail
                                                                               Generally, a properly
           PFPC Global Fund Services, Inc.                                     completed Redemption
           c/o SB Capital and Income Fund                                      Form with any required
           P.O. Box 9764                                                       signature guarantee is all
           Providence, RI 02940-9764                                           that is required for a
                                                                               redemption. In some
The written request for redemption must be in good order. This means that you  cases, however, other have provided the following information in order to be processed. Your request documents may be
will not be processed without this information.                                necessary.

.. Name of the fund
.. Account number
.. Dollar amount or number of shares to redeem
.. Signature of each owner exactly as account is registered
.. Other documentation required by the transfer agent


         SB Capital and Income Fund -         13

To be in good order, your request must include a signature guarantee if:

.. The proceeds of the redemption exceed $50,000
.. The proceeds are not paid to the record owner(s) at the record address
.. The shareholder(s) had an address change in the past 45 days
.. The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.
-----------------------------------------------------------------------------------------------------------------
You may redeem shares by fax only if a signature guarantee or other                   Redemptions by
documentary evidence is not required. Redemption requests should be properly          fax
signed by all owners of the account and faxed to the transfer agent at (508) 871-
9503. If fax redemptions are not available for any reason, you may use the fund's redemption by mail procedure described above.
-----------------------------------------------------------------------------------------------------------------
In all cases, your redemption price is the net asset value next determined after      Redemption
your request is received in good order. Redemption proceeds normally will be          payments
sent within seven days. However, if you recently purchased your shares by
check, you may not redeem until your original check clears, which may take up         Any request that your
to 15 days. Your redemption proceeds can be sent by check to your address of          redemption proceeds be
record or by wire transfer to a bank account designated on your application.          sent to a destination other
                                                                                      than your bank account
                                                                                      or address of record must
                                                                                      be in writing and must
                                                                                      include signature
                                                                                      guarantees
-----------------------------------------------------------------------------------------------------------------
You may transmit your redemption request to selected dealers with which the           Redemptions
distributor has entered into sales agreements for the purchase of shares of the       through selected
fund. Redemption orders received by these dealers before the New York Stock           dealers
Exchange closes and which are transmitted to the transfer agent prior to the close of its business day are effective that day. It is the responsibility of the dealer to transmit orders on a timely basis to the transfer agent. The dealer may charge you a fee for executing your order.
-----------------------------------------------------------------------------------------------------------------
You may redeem shares by wire in amounts of $500 or more if redemption by             Redemptions by
wire has been elected on your Account Application. A signature guarantee is not       wire
required on this type of redemption request. To elect this service after opening your account, call the transfer agent at (800) 446-1013 for more information. To redeem by wire, you may either:

.. Telephone the redemption request to the transfer agent at (800) 446-1013
.. Mail the request to the transfer agent at the address listed above

Proceeds of wire redemptions of $500 or more will be wired to the bank which is indicated on your Account Application. If you wish to wire redemptions to a different account, we must receive written instructions from you with a written guarantee. Checks for redemption proceeds of less than $500 will be mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.


         SB Capital and Income Fund -         14

You may redeem shares by telephone unless you have elected not to participate    Redemptions by
in telephone redemptions on your Account Application, and the proceeds must      telephone
be mailed to your address of record. In addition, you must be able to provide proper identification information. You may not redeem by telephone if your address has changed within the past 45 days or if your shares are in certificate Automatic cash
form. Telephone redemption requests may be made by calling the transfer agent    withdrawal plan
at (800) 446-1013 between 9:00 a.m. and 4:00 p.m., Eastern time, on any day the
New York Stock Exchange is open. If telephone redemptions are not available for any reason, you may use the fund's regular redemption procedure described above.

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify, you must own shares of the fund with a value of at least $10,000 for monthly withdrawals and $5,000 for quarterly withdrawals, and each automatic redemption must be at least $25 if made monthly.
------------------------------------------------------------------------------------------------

 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

Small account      If your account falls below $500 ($250 in the case of an IRA or self-employed
balances           retirement plan) due to redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $500 after 30 days, the fund may close your account and send you the redemption proceeds.

                   The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

                   For more information, contact your Financial Consultant or the transfer agent or consult the SAI.
-----------------------------------------------------------------------------------------------------------
Excessive exchange The manager may determine that a pattern of frequent exchanges is detrimental to
transactions       the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.
-----------------------------------------------------------------------------------------------------------
Shareholder        The fund does not issue share certificates unless a written request signed by all
certificates       registered owners is made to the transfer agent. If you hold share certificates, it will take longer to exchange or redeem shares.
-----------------------------------------------------------------------------------------------------------
Share price        You may buy, exchange or redeem fund shares at the net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

                   The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board.
                   The fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated. A fund that uses fair value to price securities may value those securities higher or lower than another


         SB Capital and Income Fund -         15

            fund using market quotations or its own fair value procedures to price the same securities.

            International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund and the value of your shares could change on days when you cannot buy or redeem shares.

            In order to buy, redeem or exchange shares at that day's price, your order must be placed with the transfer agent before the New York Stock Exchange closes. If the
            Exchange closes early, you must place your order prior to the actual closing time.
            Otherwise, you will receive the next business day's price. Orders to exchange fund shares for shares of a Salomon Brothers money market fund must be received by
            12:00 p.m., Eastern time.

            Members of the fund's selling group must transmit all orders to buy, exchange or redeem shares to the fund's transfer agent for Salomon Brothers Classes before the agent's close of business.

            The fund has the right to:

            . Suspend the offering of shares.
            . Change or terminate shareholder programs.
            . Waive or change minimum and additional investment amounts.
            . Reject any purchase or exchange order.
            . Change, revoke or suspend the exchange privilege.
            . Suspend telephone transactions.
            . Suspend or postpone redemptions of shares on any day when trading on the
              New York Stock Exchange is restricted, or as otherwise permitted by the
              Securities and Exchange Commission.
----------------------------------------------------------------------------------------------
Redemptions The fund may make payment for fund shares wholly or in part by distributing
in kind     portfolio securities to the shareholders. The redeeming shareholder must pay transaction costs to sell these securities.




         SB Capital and Income Fund -         16

 DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and distributions



Taxes

In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.


The fund generally pays dividends, if any, monthly, and makes capital gain distributions, if any, twice a year, typically in June and December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Financial Consultant, dealer representative or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

--------------------------------------------------------------------------------

Transaction                           Federal tax status
Redemption or exchange of shares      Usually capital gain or loss; long-term only if shares
                                      owned more than one year
Long-term capital gain distributions  Long-term capital gain
Short-term capital gain distributions Ordinary income
Dividends                             Ordinary income

Any taxable dividends and capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


         SB Capital and Income Fund -         17

 FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the performance of the fund for the past 5 years. The fund's Salomon Brothers Class A, B, 2, O and Y shares commenced operations as of the date hereof. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table for the five years ended December 31, 2002 is for the fund's Smith Barney Class B shares, and was audited by KPMG LLP, independent auditors. KPMG LLP's report, along with the fund's financial statements, is included in the annual report (available upon request).

                        FOR A SMITH BARNEY CLASS B
                        SHARE OF BENEFICIAL INTEREST
                        OUTSTANDING THROUGHOUT EACH
                        YEAR ENDED DECEMBER 31, UNLESS
                        OTHERWISE NOTED:

                                                 2002(1)  2001(1)  2000(1) 1999(1) 1998(1)
------------------------------------------------------------------------------------------
Net asset value, beginning of year              $ 14.44   $16.05   $17.94  $21.26  $22.17
------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income(2)                        0.56     0.60     0.73    0.41    0.22
   Net realized and unrealized gain (loss)(2)     (2.52)   (1.24)    0.28    0.52    0.99
------------------------------------------------------------------------------------------
Total income (loss) from operations               (1.96)   (0.64)    1.01    0.93    1.21
------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                          (0.58)   (0.69)   (0.67)  (0.39)  (0.23)
   Net realized gains                                --    (0.28)   (2.23)  (3.86)  (1.89)
------------------------------------------------------------------------------------------
Total distributions                               (0.58)   (0.97)   (2.90)  (4.25)  (2.12)
------------------------------------------------------------------------------------------
Net asset value, end of year                    $ 11.90   $14.44   $16.05  $17.94  $21.26
------------------------------------------------------------------------------------------
Total return                                     (13.69)%  (4.14)%   5.87%   4.85%   5.64%
------------------------------------------------------------------------------------------
Net assets, end of year (millions)              $   474   $  745   $1,097  $1,709  $3,110
------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses                                        1.63%    1.62%    1.61%   1.63%   1.61%
   Net investment income(2)                        4.40     3.94     4.19    2.02    0.99
------------------------------------------------------------------------------------------
Portfolio turnover rate                              77%      85%      73%     93%     43%
------------------------------------------------------------------------------------------

(1) Per share amounts calculated using the monthly average shares method.
(2) In November 2000, the American Institute of Certified Public Accountants issued the revised Audit and Accounting Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.00%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of the change to net investment income and net realized and unrealized loss per share was less than $0.01.


         SB Capital and Income Fund -         18

ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS
Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal period.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus. The fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION
You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, writing the fund at 125 Broad Street, New York, New York 10004 or calling your Financial Consultant.

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Public Reference Room may be obtained by calling the Commission at 1-212-942-8090. You can also obtain the same reports and information free from the EDGAR Database on the Commission's web site at http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell their shares.

(Investment Company Act file no. 811-04254)

125 Broad Street
New York, New York 10004

SBPRO  05/03  SAM0440  05/03

1-800-SALOMON
WWW.SBAM.COM

                                    [GRAPHIC]



MAY 19, 2003

PROSPECTUS
AND
APPLICATION

[LOGO]





SB Convertible Fund
--------------------------------------------------------------------------------




[_] Salomon Brothers Classes of Shares


The Securities and Exchange Commission has not approved or disapproved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

 CONTENTS

               Fund goal, strategies and risks..............  2
               More on the fund's investments...............  6
               Management...................................  7
               Choosing a class of shares to buy............  8
               Buying shares and exchanging shares.......... 13
               Redeeming shares............................. 14
               Other things to know about share transactions 16
               Dividends, distributions and taxes........... 18
               Financial highlights......................... 19

                            About mutual fund risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


         SB Convertible Fund -         1

 FUND GOAL, STRATEGIES AND RISKS

 Investment   The fund seeks current income and capital appreciation.
 objectives
-------------------------------------------------------------------------------
 Principal    Under normal market conditions, the fund invests at least 80% of
 investment   the value of its net assets, plus any borrowings for investment
 strategies   purposes, in convertible securities. These are securities that may be converted to common stock or other equity interests in the issuer at a predetermined price or rate. The fund also may invest up to 20% of its assets in "synthetic convertible
              securities," equity securities and debt securities that are not convertible. Synthetic convertible securities are created by combining non-convertible preferred stocks or debt securities with warrants or call options. Theses synthetic instruments are designed to perform like convertible securities of a particular company.

              The fund may invest up to 25% of its assets in foreign
              securities. The fund may invest in securities rated below
              investment grade and unrated securities of comparable quality.
              These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies or if unrated, of similar credit quality.
-------------------------------------------------------------------------------
 How the      In evaluating a convertible security, the subadviser analyzes
 subadviser   fixed income characteristics of the security, as well as equity selects the  characteristics of the underlying security.
 fund's
 investments  Equity characteristics the subadviser looks for include:

              .  Companies with potential for real, sustainable growth
              .  Companies with competent and accessible management
              .  Favorable cash flow and management's use of cash
              .  Securities structured to reduce risk and add to return
              . Securities of companies that the subadviser believes could benefit from significant appreciation in 12-18 months

              Fixed income characteristics the subadviser looks for include:

              .  Favorable financial condition and capital structure
              . Risk reduction characteristics, such as avoiding companies that are difficult to value or that have negative cash flows
              .  Favorable yield to maturity in light of risk


         SB Convertible Fund -         2

 Principal     Convertible securities are subject both to the stock market risk
 risks of      associated with equity securities and to the credit and interest investing in  rate risks associated with fixed income securities. As the
 the fund      market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. Therefore, investors could lose money on their
               investment in the fund, or the fund may not perform as well as other investments, if:

               . A common stock or other security into which a security owned by the fund is convertible falls in value
               .  The stock market declines generally
               . The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
               . Interest rates increase, causing the prices of fixed income securities to decline, thereby reducing the value of the fund's portfolio
               . Companies in which the fund invests fail to meet earnings expectations, fall out of favor with investors, or other events depress their stock prices
               . The subadviser's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

               Below investment grade bonds, commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value.

               Investments in foreign securities involve special risks, such as risk of political or economic instability, imposition of exchange controls or other restrictions on investments, and losses due to currency fluctuations.

--------------------------------------------------------------------------------
 Who may       The fund may be an appropriate investment if you:
 want to
 invest        .  Are seeking to earn current income with some potential for capital appreciation
               .  Are seeking limited exposure to the stock market, and
                  understand the risks of investing in equity securities
--------------------------------------------------------------------------------


         SB Convertible Fund -         3

 Performance                                                                                   Total Return for Smith
 This bar chart                                  [CHART]                                       Barney Class B Shares*
 indicates the                                                                                 * Performance for Salomon
 risks of investing                          % Total Return                                    Brothers Class A, B, 2, O
 in the fund by                                                                                and Y shares is not
 showing changes in  1993    1994    1995   1996   1997     1998    1999   2000   2001   2002  provided because these
 the performance of  -----  -----   -----   -----  -----   -----   -----   ----   ----   ----- classes do not have a full
 the fund's Smith    12.53  -6.76   20.82   10.72  15.88   -1.90   -2.73   7.73   4.85   -9.11 calendar year of
 Barney Class B                                                                                performance. Although
 shares from year                            Calendar years ended December 31                  Smith Barney Class B
 to year. Past                                                                                 shares are not offered in this
 performance,                                                                                  Prospectus, they are
 before and after                                                                              invested in the same
 taxes, does not                                                                               portfolio of securities as the
 necessarily                                                                                   Salomon Brothers Classes
 indicate how the                                                                              of shares. Smith Barney
 fund will perform                                                                             Class B shares' annual
 in the future.                                                                                returns will differ from the
 This bar chart                                                                                returns earned by the
 shows the                                                                                     classes of shares offered in
 performance of the                                                                            this Prospectus to the
 fund's Smith                                                                                  extent that the classes have
 Barney Class B                                                                                different fees and expenses.
 shares (the fund's                                                                            The returns shown have not
 oldest class of                                                                               been restated to reflect these
 shares) for each                                                                              different fees and expenses
 full calendar year                                                                            or the imposition of the
 since the fund's                                                                              sales load applicable to the
 inception. The                                                                                Salomon Brothers Class A,
 chart does not                                                                                B, 2, O and Y shares.
 reflect sales
 charges, which
 would reduce your
 return.
 Quarterly returns:
 Highest: 10.65% in
 4th quarter 2002;
 Lowest: -11.36% in
 3rd quarter 1998.
 Year to date:
 2.58% through
 3/31/03
-----------------------------------------------------------------------------------------------------------------------------

            Performance table
            This table assumes the maximum sales charge applicable to the class, redemption of shares at the end of the period and the reinvestment of distributions and dividends.

            Average Annual Total Returns for Smith Barney Class B
            Shares* (Calendar Years Ended December 31, 2002)
                                             1 year  5 years 10 years
            Smith Barney Class B
               Return before taxes           -13.45% -0.57%   4.77%
               Return after taxes on         -15.08% -2.29%   2.72%
               distributions
               Return after taxes on          -8.25% -1.21%   2.95%
               distributions and sale of
               fund shares
               S&P 500 Index+                -22.09% -0.58%   9.34%
               Citigroup BIG Index+           10.09%  7.52%   7.53%
               Lipper Average+                -7.91%  3.05%   8.04%
               Goldman Sachs Index**+         -9.28%  2.08%   7.90%

           + Index performance reflects no deductions for fees, expenses or taxes. It is not possible to invest directly in the Index.
           * Performance for Salomon Brothers Class A, B, 2, O and Y shares is not provided because these classes do not have a full calendar year of performance.
             Although Smith Barney Class B shares are not offered in this Prospectus, they are invested in the same portfolio of securities as the Salomon Brothers
             Classes of shares. Smith Barney Class B shares' annual returns will differ from the returns earned by the classes of shares offered in this Prospectus to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Salomon Brothers Class A, B, 2, O and Y shares.
           ** Effective May 14, 2003, the fund changed its performance benchmark to the Goldman Sachs/
              Bloomberg U.S. Convertible 100 Index (the "Goldman
              Sachs Index"), because this index is more reflective of the performance of the convertible market than the fund's current benchmarks.
             The Goldman Sachs Index is an equally-weighted index of 100 leading convertible securities, designed to represent the broad U.S. convertibles market.

Comparative performance
This table compares the before- and after-tax average annual total return of the fund's Smith Barney Class B shares for the periods shown with that of the Standard & Poor's 500 Index (the "S&P 500 Index"), an unmanaged broad-based index of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets, the Citigroup Broad Investment-Grade Bond Index ("Citigroup BIG Index"), which includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities and the Lipper Convertible Securities Fund Peer Group Average (the "Lipper Average"), which is composed of the fund's peer group of 61 mutual funds, as of 12/31/02, investing in convertible securities. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Smith Barney Class B shares only and the after-tax returns for all other classes will vary. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


         SB Convertible Fund -         4

 Fee table

                                                             Salomon Brothers
 Shareholder fees (paid directly from your        ---------------------------------------------------
 investment)                                      Class A    Class B    Class 2   Class O   Class Y
 Maximum sales charge on purchases                5.75%*       None      1.00%      None      None       Fees and Expenses
 Maximum deferred sales charge on redemption        None      5.00%      1.00%      None      None       This table sets forth the
 Annual fund operating expenses (paid by the                                                             fees and expenses you
 fund as a % of net assets)                                                                              may pay if you invest in
   Management fees                                 0.70%      0.70%      0.70%     0.70%     0.70%       fund shares.
   Distribution and service (12b-1) fees           0.25%      1.00%      1.00%      None      None
   Other expenses**                                0.28%      0.34%      0.15%     0.42%     0.11%
   Total annual fund operating expenses            1.23%      2.04%      1.85%     1.12%     0.81%
 * If you buy Class A shares in amounts of $50,000 or more the sales charge is lower. You may buy
   Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
 ** Other expenses are based on estimated amounts for the current fiscal year.
------------------------------------------------------------------------------------------------------

 Example

 Number of years you own your Salomon
 Brothers shares                            1 Year    3 Years    5 Years   10 Years
 Your cost would be
 Class A                                     $693      $943      $1,212     $1,978     This example helps you
 Class B (redemption at end of period)       $707      $940      $1,198     $2,161     compare the costs of
 Class B (no redemption)                     $207      $640      $1,098     $2,161     investing in the fund
 Class 2 (redemption at end of period)       $386      $676      $1,091     $2,247     with the costs of investing
 Class 2 (no redemption)                     $286      $676      $1,091     $2,247     in other mutual funds.
 Class O                                     $114      $356      $  617     $1,363     Your actual costs may be
 Class Y                                     $ 83      $259      $  450     $1,002     higher or lower.
 The example assumes: . You invest $10,000 in the fund for the period shown
               . Your investment has a 5% return each year
               . You reinvest all distributions and dividends without a
                 sales charge
               . The fund's operating expenses (before fee waivers
                 and/or expense reimbursements, if any) remain the same
               . You redeem your shares at the end of the period
                 (unless otherwise indicated)


         SB Convertible Fund -         5

 MORE ON THE FUND'S INVESTMENTS

The fund's investment objective and its principal investment strategies and risks are described under
"Fund Goal, Strategies and Risks."

This section provides additional information about the fund's investments and certain portfolio management techniques the fund may use. More information about the fund's investments and portfolio management techniques and the associated risks is included in the statement of additional information (SAI).

Compliance with any policy or limitation for the fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund's assets or for any other reason.
------------------------------------------------------------------------------------------------------
 Derivative contracts   The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

                        . To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates; or
                        . As a substitute for buying or selling securities; or
                        . To enhance the fund's return; or
                        . As a cash flow management technique.

                        A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more se curities or indices. Even a small investment in derivative contracts can have a large impact on a fund's currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond, as anticipated, to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities.
                        Derivatives can also make a fund less liquid and harder to value, especially in declining markets. The fund may invest up to 10% of its assets in options for hedging purposes.
-
 Short sales            The fund may engage in short sales "against the box," by borrowing and selling shares of common stock that the fund simultaneously holds in its portfolio or has a right to hold through conversion of another portfolio security.
------------------------------------------------------------------------------------------------------
 Defensive investing    The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


         SB Convertible Fund -         6

 MANAGEMENT

 Manager         The fund's investment adviser is Smith Barney Fund Management
                 LLC ("SBFM"), an affiliate of Citigroup Global Markets Inc.
                 ("CGM"), formerly Salomon Smith Barney Inc. The manager's address is 399 Park Avenue, New York, New York 10022. The manager oversees the selection of the fund's investments and its general operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. Salomon Brothers Asset Management Inc., an affiliate of SBFM located at 388 Greenwich Street, New York,
                 New York 10013, serves as sub-adviser to the fund. The sub-adviser manages the fund's investment portfolio, subject to the supervision of the manager. The sub-adviser provides investment management and advisory services to mutual funds and currently manages over $36 billion.

                 Peter Luke serves as a portfolio manager and has been
                 responsible for the fund's day-to-day management since 2001.
                 Prior to 2001, Mr. Luke had been employed as a portfolio
                 manager by General Motors Investment Management Corporation.
                 Mr. Luke is an investment officer of the manager and a
                 director of the subadviser with over thirty years of
                 investment experience.
-------------------------------------------------------------------------------
 Management fee  During the fiscal year ended July 31, 2002, the manager received an advisory fee equal to 0.50% of the fund's average daily net assets.
-------------------------------------------------------------------------------
 Administrator   The fund's administrator also is SBFM. For its services, the administrator received a fee during the fund's last fiscal year equal to 0.20% of the fund's average daily net assets.


         SB Convertible Fund -         7

 CHOOSING A CLASS OF SHARES TO BUY

 Share classes  You can choose among four classes of shares: Salomon Brothers Class A, B, 2 or Y. If you already own Class O shares of a fund, you may also be eligible to purchase
                Class O shares of the fund. The classes have different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

                . How much you plan to invest.
                . How long you expect to own the shares.
                . The expenses paid by each class.
                . Whether you qualify for any reduction or waiver of sales charges.
----------------------------------------------------------------------------------------------------
 Investment     Minimum initial investment amounts vary depending on the nature of your
 minimums       investment account.


                                                        Initial Investment        Additional
                                                                                  Investments

                                                       Salomon     Salomon     Salomon   Salomon
                                                       Brothers    Brothers    Brothers  Brothers
                                                      Classes A,   Class Y    Classes A, Class Y
                                                       B, 2, O                 B, 2, O
General                                                  $250    $2.5 Million    $50      $1,000
Individual Retirement Accounts, Self Employed            $50     $2.5 Million    $50      $1,000
Retirement Plans, Uniform Gifts or Transfers to Minor
Accounts
Qualified Retirement Plans                               $50     $2.5 Million    $50      $1,000
Monthly Systematic Investment Plans                      $25         n/a         $25       n/a
Pre-authorized Check Plan                                $25         n/a         $25       n/a

 Qualified Retirement Plans are qualified plans under Section 403(b)(7) or Section 401(a) of the Internal Revenue
 Code, including 401(k) plans.
-------------------------------------------------------------------------------------------------------------------
 Comparing             Your Financial Consultant can help you decide which class meets your goals. Your
 classes               Financial Consultant may receive different compensation depending upon which class you choose.
-------------------------------------------------------------------------------------------------------------------
 Distribution          The fund has adopted Rule 12b-1 distribution plans for its Salomon Brothers Class
 plans                 A, B and 2 shares. Under each plan, the fund pays distribution and/or service fees.
                       These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

                       In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources.
                       The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


         SB Convertible Fund -         8

 COMPARING THE FUND'S SALOMON BROTHERS CLASSES

                     Class A            Class B            Class 2          Class O           Class Y
Key features     .Initial sales    .No initial sales  .Initial sales    .Only available   .No initial or
                  charge            charge             charge is lower   to existing       deferred sales
                 .You may          .Deferred sales     than Class A      Class O           charge
                  qualify for       charge declines   .Deferred sales    shareholders     .Must invest at
                  reduction or      over time          charge for only  .No initial or     least $2.5
                  waiver of        .Converts to        1 year            deferred sales    million
                  initial sales     Class A after 7   .Higher annual     charge           .Lower annual
                  charge            years              expenses than    .Lower annual      expenses than
                 .Generally        .Higher annual      Class A           expenses than     the other
                  lower annual      expenses than     .Does not          the other         classes
                  expenses than     Class A            convert to        classes
                  Class B and                          Class A shares
                  Class 2
Initial sales     Up to 5.75%;      None               1.00%             None              None
charge            reduced or
                  waived for
                  large purchases
                  and certain
                  investors. No
                  charge for
                  purchases of
                  $1 million or
                  more
Deferred sales    1.00% on          Up to 5.00%        1.00% if you      None              None
charge            purchases of      charged when       redeem within
                  $1 million or     you redeem         1 year of
                  more if you       shares. The        purchase
                  redeem within     charge is
                  1 year of         reduced over
                  purchase          time and there
                                    is no deferred
                                    sales charge
                                    after 6 years
Annual            0.25% of          1.00% of           1.00% of          None              None
distribution and  average daily     average daily      average daily
service fees      net assets        net assets         net assets
Exchangeable      Class A shares    Class B shares     Class 2 shares    Class O shares    Class Y shares
into              of any of the     of any of the      of any of the     of any of the     of any of the
                  other Salomon     other Salomon      other Salomon     other Salomon     other Salomon
                  Brothers funds    Brothers funds     Brothers funds    Brothers funds    Brothers funds
                  and Salomon       and Salomon        and Salomon       and Salomon       and Salomon
                  Brothers Class    Brothers Class     Brothers Class    Brothers Class    Brothers Class
                  A shares of any   B shares of any    2 shares of any   O shares of any   Y shares of any
                  of the SB funds   of the SB funds    of the SB funds   of the SB funds   of the SB funds



         SB Convertible Fund -         9

 SALOMON BROTHERS CLASS A SHARES

Class A sales charge
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge if the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends that you reinvest in additional Class A shares.

To learn more about the accumulation privilege, letters of intent, waivers for certain investors and other options to reduce your sales charge, ask your Financial Consultant or consult the SAI.

The table below indicates the sales charge on Class A shares of the fund.

                                                                               Broker/Dealer
                                                                                 Commission
                                             Sales charge as   Sales charge as   as a % of
Amount of Investment                       % of offering price % of net amount offering price
Less than $50,000                                 5.75%             6.10%          5.00%
$50,000 but less than $100,000                    4.50%             4.71%          4.00%
$100,000 but less than $250,000                   4.00%             4.17%          3.50%
$250,000 but less than $500,000                   2.75%             2.83%          2.50%
$500,000 but less than $1 million                 2.25%             2.30%          2.00%
$1 million or more*                                -0-               -0-            -0-

*You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%. The distributor pays up to 1% of the purchase price of these sales to broker/dealers.

Qualifying for reduced Class A sales charges. There are several ways you can combine multiple purchases of Class A shares of the Salomon Brothers funds (excluding shares of Salomon Brothers Cash Management Fund or Salomon Brothers New York Municipal Money Market Fund) to take advantage of the breakpoints in the sales charge schedule.

.. Accumulation privilege--lets you add the current value of Class A shares of the fund already owned by you or your spouse and your children under the age of 21 to the amount of your next purchase of Class A shares for purposes of calculating the sales charge. You must notify the transfer agent in writing of all share accounts to be considered in exercising this right of accumulation.

.. Group purchase--lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for purposes of calculating the initial sales charge. To be eligible, all purchases must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.

.. Letter of intent--lets you purchase Class A shares of the fund over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. All Class A shares (excluding Class A shares of the Salomon Brothers Cash Management Fund and Salomon Brothers New York Municipal Money Market Fund) previously purchased within a 13-month period and still beneficially owned by you or your spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a sales charge reduction. The effective date of a letter of intent may be back-dated up to 90 days so that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the letter of intent goal.

Waivers for certain Class A investors. Class A initial sales charges are waived for certain types of investors, including:

.. Directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).


         SB Convertible Fund -         10

    SB Convertible Fund

Account Application
       Please Note: A separate application must be used to open an IRA account.
--------------------------------------------------------------------------------
1. Type of Account (Please print)
  (Account will not be opened without Taxpayer I.D. No. or Social Security No.)
[_] INDIVIDUAL
                           [_] JOINT
                                       Social Security No. or Taxpayer I.D. No.
Name
    ==========================================
Joint Registrant (if any)/1,2/
                                       Social Security No. or Taxpayer I.D. No.
Name
    ==========================================
/1/ Use only the Social Security Number or Taxpayer Identification Number of
    the first listed joint tenant.
/2/ For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
--------------------------------------------------------------------------------
[_] UNIFORM GIFT TO MINORS OR    [_] UNIFORM TRANSFER TO MINORS (where allowed
by law)
Name of Adult Custodian (only one permitted)
Name
    ------------------------------------------
Minor's Date of Birth
             -------------
Name of Minor (only one permitted)
                                                    Minor's Social Security No.
Name
    ==========================================
               (Account will not be opened without minor's Social Security No.)
                                          Uniform Gifts/Transfer to Minors Act.
under the
      -------------------------
              State of Residence of Minor
--------------------------------------------------------------------------------
[_] CORPORATION
                         [_] PARTNERSHIP
                                       Social Security No. or Taxpayer I.D. No.

[_] TRUST*
                         [_] OTHER
                                                           ---------------------
  (Account will not be opened without Taxpayer I.D. No. or Social Security No.) Name of Corporation, Partnership, or Other
                           -----------------------------------------------------
--------------------------------------------------------------------------------
Name(s) of Trustee(s)
               -----------------------------------------------------------------
* If a Trust, include date of trust instrument and list trustees if they are to be named in the registration.
                                              Date of the Trust Agreement
                                                                 ===============
2. Mailing Address
Street or P.O. Box
             -------------------------------------------------------------------
             -------------------------------------------------------------------
City
    --------------------------------
                                           State
                                              ----
                                                      Zip
                                                         ----------
Business Telephone
               ------
                                             Home Telephone
                                                         =======================
3. Investment Information
Method of Investment
[_] I have enclosed a check for the minimum of $250 ($50 for UGMA accounts).
[_] I have enclosed a check for the minimum of $25 and completed the Automatic
      Investment Plan information in Section 10.
[_] I purchased ____ shares of ______________ through my broker on
      ____/____/____. Confirm # __
Please make my investment in the Class designated below:

               Class A      Class B      Class 2      Class Y       Investment
              ----------------------------------------------------------------
                                                                        $
                                                                        $
                                                                        $
                                                                        $
                                                                        $
                                Total Investment Amount                 $

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
4. Reduced Sales Charge (Available for Class A Shares Only)
Method of Investment
Are you a shareholder in another Salomon Brothers Fund?     [_] Yes     [_] No
[_] I apply for Right of Accumulation reduced sales charges based on the following Salomon Brothers Fund accounts (excluding Class B and Class 2 Shares).

Fund
                                        Account No. or Social Security No.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Letter of Intent
[_] I agree to the Letter of Intent provisions contained in the Fund's current
    Prospectus. During a 13-month period, I plan to invest a dollar amount of at least:
[_] $50,000     [_] $100,000     [_] $250,000    [_] $500,000     [_] $1,000,000
--------------------------------------------------------------------------------
5. Dividend and Capital Gains Distributions
Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

Dividends
                                        Capital Gains
[_] I wish to reinvest dividends in the same Fund.
                                      [_] I wish to reinvest capital gains in
                                          the same Fund.
[_] I wish to have dividends paid in cash.
                                      [_] I wish to have capital gains paid in
                                          cash.

The Automatic Dividend Diversification Program allows an investor to have dividends and any other distributions from the Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

[_] Please reinvest dividends and capital gains from the Fund to the _____ Fund.

Optional Features
--------------------------------------------------------------------------------
6. Automatic Withdrawal Plan

I would like to establish an Automatic Withdrawal in the amount of $______ to be executed on the __ day of the month (or the next business day if the selected day falls on a weekend or holiday).

[_] Monthly          [_] Quarterly          [_] Startup Month/Year: ____________

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

Please mail checks to:
                                        Wire transfers to:

[_] Address of Record (named in Section 2)
                                 [_] Bank of Record (named in Section 10)
Name
      --------------------------------------------------------------------------
Address
      --------------------------------------------------------------------------
City
    ----------------------------------
                                             State
                                                ----
                                                        Zip
                                                           =====================
7. Telephone Redemption Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

[_] I DO NOT want the Telephone Redemption Privilege.
--------------------------------------------------------------------------------
8. Systematic Exchange Plan

I would like to exchange shares in my Fund account, for which no certificates have been issued, to:

$ ______________ into the ______________________________________ Fund, Account #
  $25 Minimum

$ ______________ into the ______________________________________ Fund, Account #
  $25 Minimum

$ ______________ into the ______________________________________ Fund, Account #
  $25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of ____________

--------------------------------------------------------------------------------
9. Telephone Exchange Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

[_] I DO NOT want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------
10. Automatic Investment Plan

The Automatic Investment Plan, which is available to shareholders of the Fund, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Fund's transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of the Fund.

Please withdraw $______________ from my checking account (named in Section 11) on the __ day of the month for investment:

[_] Monthly
                      [_] Every alternate month                     [_] Other __

[_] Quarterly
                      [_] Semiannually

No more than one investment will be processed per month.

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.


            JOHN DOE        000.......................................
            123 Main Street
            Anywhere, USA 12345

            _________________ $

            ___________________

            __________________                   __________________...


--------------------------------------------------------------------------------
11. Bank of Record

Please attach a voided check in the space provided in Section 10.

Bank Name
             -------------------------------------------------------------------
Address
             -------------------------------------------------------------------
City
                                                     State
                                                                Zip
             =========================
Bank ABA No.
             --------------
Bank Account No.
             --------------
Account Name
             -------------------------------------------------------------------
VOID

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Signature and Dealer Information
--------------------------------------------------------------------------------
12. Signature and Taxpayer Certification
The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Salomon Brothers Classes of the SB Convertible Fund in which I (we) am (are) investing. The undersigned acknowledges that the Telephone Exchange Privilege is automatic and that I (we) may bear the risk of loss in the event of fraudulent use of the Privilege. If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.
Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:
Under the penalty of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or; (c) the IRS has notified me that I am no longer subject to backup withholding.
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions -- You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct Taxpayer Identification Number.
[_] Exempt from Backup Withholding (i.e., exempt entity as described in
    Application Instructions)
[_] Nonresident alien [form W-8 attached] Country of Citizenship ___________] The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
Authorized signature _______________________ Title _______________________
 Date _______________
Authorized signature _______________________ Title _______________________
 Date _______________

--------------------------------------------------------------------------------
13. For Dealer Use Only (Please print)
We hereby authorize Citigroup Global Markets Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify Citigroup Global Markets Inc. of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.
Dealer's Name
             -------------------------------------------------------------------
Main Office Address
             -------------------------------------------------------------------
Dealer Number
                             Branch #
                                                          Rep #
          ===
Representative's Name
               -----------------------------------------------------------------
Branch Address
                                               Telephone No.
          =====================
Authorized Signature of Dealer _________________________________________________
                                               Title
                                                  ------------------------------
If desired, I elect to have third party statements sent to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Customer Service
For customer service, including account information, transfers and Fund prices, you may call
                                1-800-446-1013
            between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.

--------------------------------------------------------------------------------
Mailing Instructions

Mail your completed account application and check made OR  (for overnight and express mail delivery)
payable to SB Convertible Fund to:
SB Convertible Fund                                        SB Convertible Fund
c/o PFPC                                                   c/o PFPC
P.O. Box 9764                                              101 Sabin Street
Providence, RI 02940-9764                                  Pawtucket, RI 02860

                                                                         SBPROAPP 5/03

.. Employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor ("Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
.. Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.
.. Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
.. Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
..  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
.. Non-qualified retirement plans and other third party retirement or savings programs.

If you want to learn about additional waivers of Class A initial sales charges, contact your Financial Consultant or consult the SAI.

 SALOMON BROTHERS CLASS B SHARES

Class B deferred sales charge

The deferred sales charge decreases as the number of years since your purchase increases.

If you want to learn more about additional deferred sales charges and waivers of deferred sales charges, contact your Financial Consultant or consult the SAI.

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. Broker/Dealers selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell.

                      CLASS B DEFERRED SALES CHARGE TABLE

                                              Deferred Sales Charge As A
                                                 Percentage of Dollar
       Year(s) Since Purchase Order            Amount Subject to Charge
       1st year                                           5%

       greater than 1 year and up to 2 years              4%

       greater than 2 years and up to 4 years             3%

       greater than 4 years and up to 5 years             2%

       greater than 5 years and up to 6 years             1%

       greater than 6 years                               0%

Calculation of Deferred Sales Charge. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge.

Shares are redeemed in this order:

..  Shares that represent appreciation
..  Shares representing reinvested distributions and dividends
.. Other shares that are not subject to the deferred sales charge .. Class B shares held longest

Deferred sales charges are not imposed at the time you exchange shares for shares of another fund.

Deferred sales charge waivers. The deferred sales charge for each share class will generally be waived in connection with:


.. Redemptions made following the death or disability (as defined in the Internal Revenue Code) of a shareholder.


         SB Convertible Fund -         11

.. Redemptions effected pursuant to the fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.
..  A tax-free return of an excess contribution to any retirement plan.
..  Exchanges.
.. Automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of initial account balances (see automatic withdrawal plan in the SAI).
..  Redemptions of shares in connection with mandatory post-retirement distributions from retirement plans or IRAs.
..  Redemption proceeds from other Salomon Brothers funds or Salomon Brothers
   Classes of any SB fund that are reinvested within 60 days of the redemption (see reinstatement privilege in the SAI).
..  Certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans.
.. Redemption of shares by participants in certain "wrap-fee" or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

Class B conversion. After seven years, Class B shares automatically convert into Class A shares as set forth in the chart below. This helps you because Class A shares generally have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


     Shares issued at initial Shares issued on         Shares issued upon
     purchase                 reinvestment of          exchange from another
                              distributions and        fund
                              dividends
     Seven years after the    In same proportion that  On the date the shares
     date of purchase (for    the number of Class B    originally acquired would
     purposes of calculating shares converting is to have converted into Class the date of conversion, total Class B shares you A shares
     all purchases are        own
     deemed made on the
     last business day of
     the month)

Money Market Funds. If you exchange shares from the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund into the fund, the periods of time that your shares are held in the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund are excluded for determining the holding period for conversion and calculation of the deferred sales charge.
 SALOMON BROTHERS CLASS 2 SHARES

You buy Class 2 shares at the offering price, which is the net asset value plus a sales charge of 1.00% (1.01% of the net amount invested). In addition, if you redeem your Class 2 shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you exchange shares from the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund into the fund, the periods of time that your shares are held in the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund are excluded for purposes of determining your holding period for the deferred sales charge. Broker/Dealers selling Class 2 shares receive a commission of up to 2.00% of the purchase price of the Class 2 shares they sell.

 SALOMON BROTHERS CLASS O SHARES

Class O shares of the fund are available for purchase only if you own Class O shares of any Salomon Brothers fund. There are no initial or deferred sales charges on these shares.


         SB Convertible Fund -         12

 SALOMON BROTHERS CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $2.5 million initial investment requirement. The initial investment minimum may be waived for certain omnibus positions or group savings or retirement plans.

 BUYING SHARES AND EXCHANGING SHARES

 Buying shares    . Salomon Brothers Class A, B, 2 and Y shares of the fund may be initially
 by mail            purchased through PFPC Global Fund Services, Inc. ("PFPC" or the "transfer agent") by completing an Account Application and forwarding it to the transfer
 You may make       agent. Shares may also be purchased from selected dealers in accordance with
 subsequent         procedures established by the dealer.
 purchases by     . Subsequent investments may be made by mailing a check to the transfer agent,
 mail or, if you    along with the detachable stub from your Statement of Account (or a letter
 elect, by wire     providing the account number) or through a selected dealer. If an investor's purchase check is not collected, the purchase will be cancelled and the transfer agent will charge a $10 fee to the shareholder's account. No redemptions are allowed until the proceeds from the check clears.
                  . Write the transfer agent at the following address:
                                  SB Convertible Fund
                                  c/o PFPC
                                  P.O. Box 9764
                                  Providence, RI 02940-9764
------------------------------------------------------------------------------------------------------
 Buying shares    Subsequent investments may also be made by wiring funds to the transfer agent.
 by wire          Prior notification by telephone is not required. You should instruct the wiring bank to transmit the specified amount in federal funds to:
                                  Boston Safe Deposit and Trust Company
                                  Boston, MA
                                  ABA No. 011-001-234
                                  Account #142743
                                  Attn: SB Convertible Fund
                                  Name of Account:
                                  Account # (as assigned):
                  To ensure prompt credit to their accounts, investors or their dealers should call
                  (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.
------------------------------------------------------------------------------------------------------


                                                 Purchase is Effective
Payment wired in federal If order and federal funds or check is funds or check received  received by its agent before 4:00 p.m.,  On that day
                         Eastern time:
                         If order and federal funds or check is
                         received by its agent after the close of On the business day following
                         New York Stock Exchange:                 receipt

--------------------------------------------------------------------------------

 Automatic   You may authorize the transfer agent to automatically transfer funds on a periodic investment  basis (monthly, alternative months, quarterly) from a regular bank account or other
 plan        financial institution to buy shares of the fund. On or about the 10th of the month (or another date of your choosing) the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.


         SB Convertible Fund -         13

             . Amounts transferred must be at least $25 per transfer.
             . If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

             For more information, contact your Financial Consultant.

--------------------------------------------------------------------------------------------------
 Exchange    You may exchange shares of the fund for shares of the same class of another
 privilege   Salomon Brothers fund or SB fund.

             . Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
             . Shares are eligible for exchange commencing 30 days after purchase.
             . Generally, your Salomon Brothers Class A shares will not be subject to an initial sales charge at the time of the exchange.
             . If you exchange Class B shares of a Salomon Brothers fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. Any deferred sales charge and conversion period excludes the time the shares were held in the Salomon
               Brothers Cash Management Fund or the Salomon Brothers New York Municipal
               Money Market Fund.
             . Generally, if you exchange Class 2 shares of a Salomon Brothers fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. Any deferred sales charges exclude the time the shares were held in the Salomon Brothers Cash
               Management Fund and the Salomon Brothers New York Municipal Money
               Market Fund.
             . You may exchange shares by telephone unless you have elected not to participate in telephone exchanges on your Account Application. Telephone exchanges are subject to the same limitations as telephone redemptions.
--------------------------------------------------------------------------------------------------
 Systematic  You may request that shares of any Salomon Brothers class of the fund be
 Exchange    exchanged monthly for shares of the same class of any other Salomon Brothers fund or SB fund. A predetermined dollar amount of at least $25 per exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Account Application or in the Systematic Investing Application.
--------------------------------------------------------------------------------------------------

 REDEEMING SHARES

You may redeem some or all of your shares by sending your redemption request   Redemptions by
in proper form to:                                                             mail
                                                                               Generally, a properly
           PFPC Global Fund Services, Inc.                                     completed Redemption
           c/o SB Convertible Fund                                             Form with any required
           P.O. Box 9764                                                       signature guarantee is all
           Providence, RI 02940-9764                                           that is required for a
                                                                               redemption. In some
The written request for redemption must be in good order. This means that you  cases, however, other have provided the following information in order to be processed. Your request documents may be
will not be processed without this information.                                necessary.

.. Name of the fund
.. Account number


         SB Convertible Fund -         14

.. Dollar amount or number of shares to redeem
.. Signature of each owner exactly as account is registered
.. Other documentation required by the transfer agent

To be in good order, your request must include a signature guarantee if:

.. The proceeds of the redemption exceed $50,000
.. The proceeds are not paid to the record owner(s) at the record address
.. The shareholder(s) had an address change in the past 45 days
.. The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.
-----------------------------------------------------------------------------------------------------------------
You may redeem shares by fax only if a signature guarantee or other                   Redemptions by
documentary evidence is not required. Redemption requests should be properly          fax
signed by all owners of the account and faxed to the transfer agent at (508) 871-
9503. If fax redemptions are not available for any reason, you may use the fund's redemption by mail procedure described above.
-----------------------------------------------------------------------------------------------------------------
In all cases, your redemption price is the net asset value next determined after      Redemption
your request is received in good order. Redemption proceeds normally will be          payments
sent within seven days. However, if you recently purchased your shares by
check, you may not redeem until your original check clears, which may take up         Any request that your
to 15 days. Your redemption proceeds can be sent by check to your address of          redemption proceeds be
record or by wire transfer to a bank account designated on your application.          sent to a destination other
                                                                                      than your bank account
                                                                                      or address of record must
                                                                                      be in writing and must
                                                                                      include signature
                                                                                      guarantees
-----------------------------------------------------------------------------------------------------------------
You may transmit your redemption request to selected dealers with which the           Redemptions
distributor has entered into sales agreements for the purchase of shares of the       through selected
fund. Redemption orders received by these dealers before the New York Stock           dealers
Exchange closes and which are transmitted to the transfer agent prior to the close of its business day are effective that day. It is the responsibility of the dealer to transmit orders on a timely basis to the transfer agent. The dealer may charge you a fee for executing your order.
-----------------------------------------------------------------------------------------------------------------
You may redeem shares by wire in amounts of $500 or more if redemption by             Redemptions by
wire has been elected on your Account Application. A signature guarantee is not       wire
required on this type of redemption request. To elect this service after opening your account, call the transfer agent at (800) 446-1013 for more information. To redeem by wire, you may either:

.. Telephone the redemption request to the transfer agent at (800) 446-1013
.. Mail the request to the transfer agent at the address listed above

Proceeds of wire redemptions of $500 or more will be wired to the bank which is indicated on your Account Application. If you wish to wire redemptions to a different account, we must receive written instructions from you with a written guarantee. Checks for redemption proceeds of less than $500 will be mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.


         SB Convertible Fund -         15

You may redeem shares by telephone unless you have elected not to participate      Redemptions by
in the telephone redemptions on your Account Application, and the proceeds         telephone
must be mailed to your address of record. In addition, you must be able to provide proper identification information. You may not redeem by telephone if
your address has changed within the past 45 days or if your shares are in          Automatic cash
certificate form. Telephone redemption requests may be made by calling the         withdrawal plan
transfer agent at (800) 446-1013 between 9:00 a.m. and 4:00 p.m., Eastern time, on any day the New York Stock Exchange is open. If telephone redemptions are not available for any reason, you may use the fund's regular redemption procedure described above.

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify, you must own shares of the fund with a value of at least $10,000 for monthly withdrawals and $5,000 for quarterly withdrawal and each automatic redemption must be at least $25 if made monthly.
--------------------------------------------------------------------------------------------------

 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

Small account      If your account falls below $500 ($250 in the case of an IRA or self-employed
balances           retirement plan) due to redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $500 after 30 days, the fund may close your account and send you the redemption proceeds.

                   The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

                   For more information, contact your Financial Consultant or the transfer agent or consult the SAI.
-----------------------------------------------------------------------------------------------------------
Excessive exchange The manager may determine that a pattern of frequent exchanges is detrimental to
transactions       the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.
-----------------------------------------------------------------------------------------------------------
Shareholder        The fund does not issue share certificates unless a written request signed by all
certificates       registered owners is made to the transfer agent. If you hold share certificates, it will take longer to exchange or redeem shares.
-----------------------------------------------------------------------------------------------------------
Share price        You may buy, exchange or redeem fund shares at the net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

                   The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board.
                   The fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities.


         SB Convertible Fund -         16

            International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund and the value of your shares could change on days when you cannot buy or redeem shares.

            In order to buy, redeem or exchange shares at that day's price, your order must be placed with the transfer agent before the New York Stock Exchange closes. If the
            Exchange closes early, you must place your order prior to the actual closing time.
            Otherwise, you will receive the next business day's price. Orders to exchange fund shares for shares of a Salomon Brothers money market fund must be received by
            12:00 p.m., Eastern time.

            Members of the fund's selling group must transmit all orders to buy, exchange or redeem shares to the fund's transfer agent for Salomon Brothers classes before the agent's close of business.

            The fund has the right to:

            . Suspend the offering of shares.
            . Change or terminate shareholder programs.
            . Waive or change minimum and additional investment amounts.
            . Reject any purchase or exchange order.
            . Change, revoke or suspend the exchange privilege.
            . Suspend telephone transactions.
            . Suspend or postpone redemptions of shares on any day when trading on the
              New York Stock Exchange is restricted, or as otherwise permitted by the
              Securities and Exchange Commission.
----------------------------------------------------------------------------------------------
Redemptions The fund may make payment for fund shares wholly or in part by distributing
in kind     portfolio securities to the shareholders. The redeeming shareholder must pay transaction costs to sell these securities.




         SB Convertible Fund -         17

 DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and distributions



Taxes

In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.


The fund generally pays dividends, if any, monthly, and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be from both income and gain. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Financial Consultant, dealer representative or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

--------------------------------------------------------------------------------

Transaction                           Federal tax status
Redemption or exchange of shares      Usually capital gain or loss; long-term only if shares
                                      owned more than one year
Long-term capital gain distributions  Long-term capital gain
Short-term capital gain distributions Ordinary income
Dividends                             Ordinary income

Any taxable dividends and capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


         SB Convertible Fund -         18

 FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the performance of the fund for the past 5 years. The fund's Salomon Brothers Class A, B, 2, O and Y shares commenced operations as of the date hereof. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table for the five years ended July 31, 2002 is for the fund's Smith Barney Class B shares, and was audited by KPMG LLP, independent auditors. KPMG LLP's report, along with the fund's financial statements, is included in the annual report (available upon request).

                        FOR A SMITH BARNEY CLASS B
                        SHARE OF BENEFICIAL INTEREST
                        OUTSTANDING THROUGHOUT EACH
                        YEAR ENDED JULY 31, UNLESS
                        OTHERWISE NOTED:

Class B Shares                                  2003(1)(2)   2002(2)  2001(2) 2000(2)   1999(2)    1998
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $12.69    $ 15.66   $15.45  $ 15.22  $ 16.89   $ 18.60
---------------------------------------------------------------------------------------------------------
Income (loss) From Operations:
   Net investment income(3)                         0.12       0.51     0.70     0.61     0.61      0.64
   Net realized and unrealized gain (loss)(3)       0.93      (2.84)    0.14     0.21    (1.24)    (0.38)
---------------------------------------------------------------------------------------------------------
Total Income (loss) From Operations                 1.05      (2.33)    0.84     0.82    (0.63)     0.26
---------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.32)     (0.64)   (0.63)   (0.59)   (0.60)    (0.71)
   Net realized gains                                 --         --       --       --    (0.44)    (1.26)
---------------------------------------------------------------------------------------------------------
Total Distributions                                (0.32)     (0.64)   (0.63)   (0.59)   (1.04)    (1.97)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $13.42    $ 12.69   $15.66  $ 15.45  $ 15.22   $ 16.89
---------------------------------------------------------------------------------------------------------
Total Return                                        8.42%++  (15.32)%   5.53%    5.59%   (3.61)%    1.51%
---------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                  $8,564    $ 8,545   $9,395  $13,216  $21,559   $35,570
---------------------------------------------------------------------------------------------------------
Ratios To Average Net Assets:
   Expenses                                         1.75%+     1.79%    1.81%    1.86%    1.76%     1.74%
   Net investment income(3)                         5.11+      3.50     4.59     4.10     3.98      3.60
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               63%       115%     177%     167%      27%       49%
---------------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) In November 2000, the American Institute of Certified Public Accountants issued the revised Audit and Accounting Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, the amounts for Smith Barney Class B shares would have been $0.52 for net investment income, $2.85 for net realized and unrealized loss, and 3.57% for the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.


         SB Convertible Fund -         19

ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS
Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal period.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus. The fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION
You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, writing the fund at 125 Broad Street, New York, New York 10004 or calling your Financial Consultant.

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Public Reference Room may be obtained by calling the Commission at 1-212-942-8090. You can also obtain the same reports and information free from the EDGAR Database on the Commission's web site at http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell their shares.

(Investment Company Act file no. 811-04254)

125 Broad Street
New York, New York 10004

SBPRO  05/03  SAM0439  05/03

1-800-SALOMON
WWW.SBAM.COM

                                 May 19, 2003

                      STATEMENT OF ADDITIONAL INFORMATION

                          SB CAPITAL AND INCOME FUND
                               125 Broad Street
                           New York, New York 10004
                                (800) 446-1013


   This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the prospectus for the Salomon Brothers Class A, B, 2, O and Y shares of SB Capital and Income Fund (the "fund") dated May 19, 2003, as amended or supplemented from time to time (the "Prospectus"), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders which are incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Citigroup Global Markets Inc. ("CGM") Financial Consultant or by writing or calling CGM at the address or telephone number above. The fund is a separate investment series of Smith Barney Income Funds (the "trust").

                               TABLE OF CONTENTS

 Trustees and Executive Officers of the Trust..............................   2
 Investment Objectives and Management Policies.............................   9
 Additional Purchase Information...........................................  33
 Additional Redemption Information.........................................  35
 Shareholder Services......................................................  36
 Distributor...............................................................  38
 Valuation of Shares.......................................................  40
 Performance Data..........................................................  40
 Taxes.....................................................................  42
 Additional Information....................................................  46
 Financial Statements......................................................  47
 Appendix A................................................................ A-1

                 TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

   The names of the Trustees of the trust and executive officers of the fund, together with information as to their principal business occupations during the past five years, are set forth below. The executive officers of the fund are employees of organizations that provide services to the fund.

                                     Term
                                      of                              Number of
                                    Office*                           Investment
                                      and                             Companies
                                    Length                             in Fund       Other
                        Position(s)   of                               Complex   Directorships
                         Held with   Time    Principal Occupation(s)   Overseen     Held by
Name, Address, and Age     Fund     Served     During Past 5 Years    by Trustee    Trustee
----------------------  ----------- ------- ------------------------- ---------- -------------
INDEPENDENT TRUSTEES
Lee Abraham............   Trustee    Since  Retired; Former Chairman      28     Signet
  106 Barnes Road                     1993  and CEO of Associated                Group PLC
  Stamford, CT 06902                        Corp., a major retail
  Age: 75                                   merchandising
                                            organization; Former
                                            Director of Galey & Lord,
                                            Liz Claiborne, R.G. Barry
                                            Corporation
Allan J. Bloostein.....   Trustee    Since  President of Allan            35     Taubman
  27 West 67th Street,                1985  Bloostein Associates, a              Centers Inc.
  Apt. 5FW                                  consulting firm; Former
  New York, NY 10023                        Director of CVS
  Age: 72                                   Corporation
Jane F. Dasher.........   Trustee    Since  Controller of PBK             28     None
  Korsant Partners                    1999  Holdings, a family
  283 Greenwich Ave                         investment firm
  3rd Floor
  Greenwich, CT 06830
  Age: 53
Donald R. Foley........   Trustee    Since  Retired                       19     None
  3668 Freshwater Drive               1999
  Jupiter, FL 33477
  Age: 80
Richard E. Hanson, Jr..   Trustee    Since  Retired; Former Head of       28     None
  2751 Vermont Rte 140                1985  The New Atlanta Jewish
  Poultney, VT 05764                        Community High School,
  Age: 61                                   Atlanta, Georgia
Dr. Paul Hardin........   Trustee    Since  Professor of Law and          36     None
  12083 Morehead                      1999  Chancellor Emeritus at
  Chapel Hill, NC 27514                     University of North
  Age: 71                                   Carolina at Chapel Hill
Roderick C. Rasmussen..   Trustee    Since  Investment Counselor          28     None
  9 Cadence Court                     1982
  Morristown, NJ 07960
  Age: 76
John P. Toolan.........   Trustee    Since  Retired                       28     John
  7202 Southeast Golf                 1992                                       Hancock
  Ridgeway                                                                       Funds
  Mobe Sound, FL 33455
  Age: 72

                                                  Term
                                                   of                             Number of
                                                 Office*                          Investment
                                                   and                            Companies
                                                 Length                            in Fund       Other
                                   Position(s)     of                              Complex   Directorships
                                    Held with     Time   Principal Occupation(s)   Overseen     Held by
     Name, Address, and Age           Fund       Served    During Past 5 Years    by Trustee    Trustee
     ----------------------       -------------- ------- ------------------------ ---------- -------------
INTERESTED TRUSTEE
R. Jay Gerken**.................. Chairman/       Since  Managing Director of        225          N/A
  CGM                             Trustee          2002  CGM; President and
  399 Park Avenue, 4th Floor                             Chief Executive Officer
  New York, NY 10022                                     of Smith Barney Fund
  Age: 52                                                Management LLC
                                                         ("SBFM"), Travelers
                                                         Investment Adviser, Inc
                                                         ("TIA") and CitiFund
                                                         Management Inc.
--------
* Each Trustee and officer serve until his or her successor has been duly elected and qualified.
** Mr. Gerken is a Trustee who is an "interested person" of the trust as defined in the Investment Company
   Act of 1940, as amended (the "1940 Act"), because he is an officer of SBFM and certain its affiliates.

OFFICERS
R. Jay Gerken**.................. President and   Since  See information above       N/A          N/A
  CGM                             Chief            2002
  399 Park Avenue, 4th Floor      Executive
  New York, NY 10022              Officer
  Age: 52
Mark J. McAllister............... Investment      Since  Managing Director of        N/A          N/A
  Salomon Brothers Asset          Officer          2002  SBAM; former
  Management ("SBAM")                                    Executive Vice President
  388 Greenwich Street, 7th Floor                        of PJLW Capital Mgmt.
  New York, NY 10013                                     Inc. from March 1998 to
  Age: 40                                                May 1999; prior to
                                                         March 1998, Vice
                                                         President at Cohen &
                                                         Steers Capital
                                                         Management Inc.
Lewis E. Daidone................. Senior Vice     Since  Managing Director of        N/A          N/A
  CGM                             President and    1995  CGM; former Chief
  125 Broad Street, 11th Floor    Chief                  Financial Officer and
  New York, NY 10004              Administrative         Treasurer of mutual
  Age: 45                         Officer                funds affiliated with
                                                         Citigroup Inc.; Director
                                                         and Senior Vice
                                                         President of SBFM and
                                                         TIA
Richard L. Peteka................ Chief           Since  Director and Head of        N/A          N/A
  CGM                             Financial        2002  Internal Control for
  125 Broad Street                Officer and            Citigroup Asset
  11th Floor                      Treasurer              Management U.S. Mutual
  New York, NY 10004                                     Fund Administration
  Age 41                                                 ("CAM") from 1999-
                                                         2002; Vice President,
                                                         Head of Mutual Fund
                                                         Administration and
                                                         Treasurer at Oppenheimer
                                                         Capital from 1996-1999

                                              Term
                                               of                              Number of
                                             Office*                           Investment
                                               and                             Companies
                                             Length                             in Fund       Other
                                               of                               Complex   Directorships
                             Position(s)      Time    Principal Occupation(s)   Overseen     Held by
 Name, Address, and Age     Held with Fund   Served     During Past 5 Years    by Trustee    Trustee
 ----------------------   ------------------ ------- ------------------------- ---------- -------------
Frances Guggino.......... Controller          Since  Vice President of CGM        N/A          N/A
  CGM                                          2002
  125 Broad Street, 10th
  Floor
  New York, NY 10004
  Age: 44
Christina T. Sydor....... Secretary           Since  Managing Director of         N/A          N/A
  CGM                                          1995  CGM; General Counsel
  300 First Stamford Pl.,                            and Secretary of SBFM
  4th Floor                                          and TIA
  Stamford, CT 06902
  Age: 52
Andrew Beagley........... Chief Anti-Money    Since  Director, CGM                N/A          N/A
  CAM                     Laundering           2002  (since 2000); Director of
  399 Park Avenue         Compliance Officer         Compliance, North
  New York, NY 10022                                 America, Citigroup Asset
  Age: 40                                            Management (since 2000);
                                                     Director of Compliance;
                                                     Europe, the Middle East
                                                     and Africa, Citigroup
                                                     Asset Management (1999-
                                                     2000); Compliance
                                                     Officer, Salomon Brothers
                                                     Asset Management
                                                     Limited, Smith Barney
                                                     Global Capital
                                                     (Management Inc.,
                                                     Salomon Brothers Asset
                                                     Management Asia Pacific
                                                     Limited (1997-1999)

--------
* Each Trustee and officer serve until his or her successor has been duly elected and qualified.

   As of May 1, 2003, the Trustees and officers of the fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of the fund. As of May 1, 2003, to the best knowledge of the fund, no shareholders or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended) (the "1934 Act") beneficially owned more than 5% of the outstanding shares of the fund's Salomon Brothers classes.

   The following table shows the amount of equity securities owned by the Trustees in the fund and in other investment companies associated with Citigroup Inc. ("Citigroup") supervised by the Trustees as of December 31, 2002:

                                                     Aggregate Dollar
                                                     Range of Equity*
                                                    Securities in All
                                                   Investment Companies
                                 Dollar Range of     Associated with
                                Equity* Securities  Citigroup Overseen
         Name of Director          in the Fund        by the Trustee
         ----------------       ------------------ --------------------
         Lee Abraham...........         A                   A
         Allan J. Bloostein....         C                   E
         Jane F. Dasher........         B                   D
         Donald R. Foley.......         A                   E
         R. Jay Gerken.........         A                   E
         Richard E. Hanson, Jr.         A                   B
         Paul Hardin...........         A                   E
         Roderick C. Rasmussen.         A                   D
         John P. Toolan........         A                   E

--------
*  The dollar ranges are as follows:

   A = None
   B = $1-$10,000
   C = $10,001-$50,000
   D = $50,001-$100,000
   E = Over $100,000

   The fund has an Administrative and Governance committee composed of three independent trustees, Lee Abraham, Donald R. Foley and Richard E. Hanson, Jr., which acts as a Nominating Committee of the Board of Trustees.

   The Nominating Committee is charged with the duty of making all nominations for independent trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.

   The fund has an Audit Committee comprised solely of independent trustees.
The members of the Audit Committee are Lee Abraham, Jane Dasher and John Toolan.

   The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and results of the audits and audit fees charged, and reviews the fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the fund, its adviser and affiliates by the independent public accountants. During the most recent fiscal year, the Audit Committee met once.

   The fund has an Investment Committee, which consists of John Toolan, Alan Bloostein, Paul Hardin and Roderick Rasmussen. The Investment Committee is responsible for reviewing the investment performance of the fund. The Investment Committee did not meet during the most recent fiscal year.

   The fund also has a pricing committee composed of the Chairman of the Board and one independent trustee which is charged with determining fair value prices for securities when required.

   No independent Trustee owned (nor did certain family members of those Trustees own) securities in SBFM, CGM, or any person directly or indirectly controlling, controlled by, or under common control with the SBFM or CGM as of December 31, 2002.

   No officer, director or employee of CGM or any CGM parent or subsidiary receives any compensation from the trust for serving as an officer or Trustee of the trust. Fees for trustees who are not "interested persons" of the trust and who are trustees of a group of funds sponsored by CGM are set at $60,000 per annum and are allocated based on relative net assets of each fund in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these trustees receive $500 per fund for each telephone meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group. For the fiscal year ended December 31, 2002, such travel and out-of-pocket expenses totaled $15,261.

   For the year ended December 31, 2002, the Trustees of the trust were paid the following compensation with respect to the fund:

                                                Aggregate   Total Number of
                                              Compensation  Funds for Which
                                  Aggregate   from the Fund Trustee Serves
                                Compensation  and the Fund      within
     Trustee                    from the Fund    Complex     Fund Complex
     -------                    ------------- ------------- ---------------
     Lee Abraham...............    $3,725       $ 75,000           28
     Allan J. Bloostein........     3,725        122,250           35
     Jane Dasher...............     3,787         76,200           28
     Donald R. Foley*..........     2,685         75,000           28
     R. Jay Gerken+............        --             --          225
     Richard E. Hanson, Jr.....     3,713         73,900           28
     Paul Hardin...............     3,729        132,300           36
     Roderick C. Rasmussen*....     2,425         75,200           28
     John P. Toolan*...........     1,050         73,400           28

--------
+  Designates Trustee who is an "interested person" of the trust.
* Pursuant to the trust's deferred compensation plan, the indicated Trustees have elected to defer the following amounts of their aggregate compensation from the fund: Donald R. Foley: $1,040, Roderick C. Rasmussen: $1,300 and John P. Toolan: $2,650, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $24,000, Roderick C.
   Rasmussen: $30,000 and John P. Toolan: $70,800.

   Upon attainment of age 72 the fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80, unless a director prior to the adoption of the emeritus program. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee otherwise applicable to the fund's directors. Together with reasonable out-of-pocket expenses for each meeting attended. During the fund's last fiscal year there was no compensation paid by the fund to Directors Emeritus.

Investment Adviser, Sub-Investment Adviser and Administrator

   SBFM serves as investment adviser to the fund pursuant to a written agreement with the fund (an "Advisory Agreement") and is located at 399 Park Avenue, New York, New York 10022. SBFM is an indirect wholly-owned subsidiary of Citigroup Inc., which is located at 399 Park Avenue, New York, New York 10022. SBFM was incorporated on March 12, 1968 under the laws of Delaware and converted to a Delaware limited liability company in September 1999. SBFM serves as administrator to the fund ("Administrator") pursuant to a separate written agreement dated August 31, 1995 (the "Administration Agreement"). SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 2003 of approximately $105 billion.

   SBAM (sub-adviser) serves as investment sub-adviser to the fund pursuant to a written agreement ("Sub-Advisory Agreement").

   Each of the Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the fund's Board of Trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the fund's board with such independent trustees casting votes in person at a meeting called for such purpose or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Advisory Agreement and Sub-Advisory Agreement, the board, including the independent trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by SBFM or its affiliates in connection with providing services to the fund, compared the fees charged by SBFM to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by SBFM with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and SBFM services, and benefits potentially accruing to SBFM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of SBFM, as well as research services received by SBFM from broker-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the Advisory Agreement and Sub-Advisory Agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreements with SBFM and SBAM. The independent trustees were advised by separate independent legal counsel throughout the process. The fund or SBFM may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

   SBAM provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-entities, registered investment companies and unregistered domestic and offshore funds. As of March 31, 2003, SBAM had in excess of $36 billion in assets under management. SBAM was organized as a Delaware corporation in 1987 and its principal business address is 399 Park Avenue, New York, New York 10022. SBAM is an indirect wholly owned subsidiary of Citigroup Inc.

   SBFM and SBAM pay the salaries of all officers and employees who are employed by them and the trust, and maintain office facilities for the trust. In addition to those services, SBFM furnishes the trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the trust, prepares reports to the fund's shareholders and prepares tax returns, reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities. SBFM and SBAM bear all expenses in connection with the performance of their services.

   As compensation for investment advisory services, the fund pays the SBFM a fee computed daily and paid monthly at the annual rate of 0.55% of the value of the fund's average daily net assets. As compensation for sub-advisory services, SBFM pays the SBAM a fee in an amount agreed to from time to time by the parties but not to exceed the fee paid to SBFM under its current advisory agreement. This fee is currently computed at the annual rate of 0.375% of the value of the fund's average daily net assets.

   The fund paid investment advisory fees to SBFM as follows:

                            Year Ended December 31:
                       ----------------------------------
                          2002       2001        2000
                       ---------- ----------- -----------
                       $8,651,985 $10,655,505 $11,866,875

   For the fiscal years ended December 31, 2002, 2001 and 2000, SBFM paid SBAM $5,899,081 $7,625,117 and $8,091,051, respectively, in sub-investment advisory fees.

   As compensation for administrative services, the fund pays SBFM a fee computed daily and paid monthly at the annual rate of 0.20% of the fund's average daily net assets. For the years shown below, the fund paid administrative fees to SBFM as follows:

                            Year Ended December 31:
                        --------------------------------
                           2002       2001       2000
                        ---------- ---------- ----------
                        $3,146,177 $3,874,729 $4,315,227

   The trust bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees who are not officers, directors, shareholders or employees of CGM or one of its affiliates:
SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Trustees of the trust.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the fund, SBFM, SBAM and the principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   Copies of the codes of ethics of the fund, SBFM, SBAM and the principal underwriter are on file with the SEC.

Independent Auditors

   KPMG LLP, 757 Third Avenue, New York, New York 10017 has been selected as the fund's independent auditors to examine and report on the fund's financial statements and financial highlights for the fiscal year ending December 31, 2003.

                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

Investment Objectives and Policies

   The fund's investment objective is total return. The fund's investment objective may be changed only with the approval of a majority of the fund's outstanding shares. There can be no assurance that the fund will achieve its investment objective. The fund will seek to achieve its objective by investing in equity and fixed income securities of both U.S. and foreign issuers. The fund may engage in various portfolio strategies involving options, futures, options on futures and swaps to seek to increase its return, to hedge its portfolio against movements in the equity markets and interest rates or as a substitute for buying and selling securities.

Certain Investment Strategies

   In attempting to achieve its investment objective, the fund may employ, among others, one or more of the strategies set forth below. See "Additional Risk Factors" for additional information about the risks of these investment practices.

Equity Securities

   Common Stocks. The fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Convertible Securities. The fund may invest in convertible securities, which are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

   Like fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

   Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

   Synthetic Convertible Securities. The fund may invest in synthetic convertible securities. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

   Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the fund at different times.

   Warrants or Rights. Warrants or rights may be acquired by the fund in connection with other securities or separately and provide the fund with the right to purchase at a later date other securities of the issuer. The fund has undertaken that its investment in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets. Warrants or rights acquired by the fund in units or attached to securities will be deemed to be without value for purposes of this restriction.

   Real Estate Investment Trusts ("REITs"). The fund may invest in shares of REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may also include operating or finance companies. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). A mortgage trust can make construction, development or long-term mortgage loans, which are sensitive to the credit quality of the borrower. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate.

Fixed Income Securities

   Corporate Debt Obligations. The fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

   Zero Coupon, Pay-In-Kind and Delayed Interest Securities. The fund may invest in zero coupon, pay-in-kind and delayed interest securities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Zero-coupon and delayed interest securities are issued at a significant discount from their principal amount. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero coupon, pay-in-kind and delayed interest securities are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities.

   Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities. Although under the terms of a custodial receipt a fund is typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

   Mortgage-Backed Securities. The fund may invest in mortgage-backed securities, which are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are "passed through" to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

   Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. government (such as the Federal National Mortgage Association ("FNMA") or supported only by the discretionary authority of the U.S. government to purchase the agency's obligations, such as, the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

   Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

   The principal governmental guarantor of mortgage pass-through securities is GNMA, which is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

   Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

   FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund may also buy mortgage-related securities without insurance or guarantees.

   Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series of classes of the obligations.

   Asset-Backed Securities. The fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

   Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

   Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

   Short Sales Against the Box. The fund may enter into a short sale of common stock such that, when the short position is open, the fund involved owns an equal amount of preferred stocks or debt securities convertible or exchangeable without payment of further consideration into an equal number of shares of the common stock sold short. The fund will enter into this kind of short sale, described as "against the box," for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the fund delivers the convertible securities to close out its short position. Although the fund will have to pay an amount equal to any dividends paid on the common stock sold short prior to delivery, it will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The fund will deposit, in a segregated account with its custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

   Short Sales. The fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the fund borrows the security to make delivery to the buyer. The fund is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the fund's custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. The fund will also incur transaction costs in effecting short sales.

   The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the fund over the price at which it was sold short will result in a loss to the fund, and there can be no assurance that the fund will be able to close out the position at any particular time or at an acceptable price. Thus the fund's losses on short sales are potentially unlimited.

   Whenever the fund engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.

   Covered Option Writing. The fund may write put and call options on securities. The fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

   Upon the exercise of a put option written by the fund, the fund may suffer a loss equal to the difference between the price at which the fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the fund, the fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the option exercise price, less the premium received for writing the option.

   The fund will write only covered options. Accordingly, whenever the fund writes a call option, it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, the fund will either (a) deposit with State Street Bank and Trust Company ("State Street Bank") in a segregated account cash or equity and debt securities of any grade provided such securities have been determined by the Investment Adviser or Sub-Investment Adviser to be liquid and unencumbered pursuant to guidelines established by the Trustees, having a value at least equal to the exercise price of the option or
(b) continue to own an equivalent number of puts on the same underlying security having the same exercise prices and expiration dates as those written by the fund, or an equivalent number of puts on the same underlying security with exercise prices equal to or greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those that it has written, it will deposit the difference with State Street Bank in a segregated account).

   Purchasing Put and Call Options on Securities. The fund may utilize its assets to purchase put options on portfolio securities and may do so at or about the same time it purchases the underlying security or at a later time. By buying a put, the fund limits the risk of loss from a decline in market value of the security until the put expires. Any appreciation in the value of, or in the yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. The fund may utilize its assets to purchase call options on portfolio securities. Call options may be purchased by the fund in order to acquire the underlying securities for the fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

   Prior to their expirations, put and call options may be sold in closing sale transactions (sales by the fund, prior to the exercise of options it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

   More About Options on Securities. Although the fund generally will purchase or write only those options for which its Investment Adviser or Sub-Investment Adviser believes there is an active secondary market, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. At times in the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have rendered inadequate certain of the facilities of the Options Clearing Corporation (the "Clearing Corporation") as well as U.S. and foreign securities exchanges and resulted in the institution of special procedures such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class that may be held, written or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible the fund, other clients of the Investment Adviser or sub-investment adviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

   In the case of options that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

   Additional risks exist with respect to certain U.S. government securities for which the fund may write covered call options. If the fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

   Stock Index Options. The fund may purchase and write exchange-listed put and call options on stock indexes primarily to hedge against the effects of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known stock indexes are the Standard & Poor's Daily Price Index of 500 Common Stocks ("S&P 500 Index") and the NYSE Composite Index. Some stock index options are based on a broad market index such as the NYSE Composite Index or a narrower market index such as the Standard & Poor's
100. Indexes also are based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

   Options on stock indexes are similar to options on securities. However, (a) because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date, (b) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly and
(c) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

   Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the ability of the Investment Adviser and/or Sub-Investment Adviser to correctly predict movements in the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

   The fund will engage in stock index options transactions only when such a strategy is determined by the Investment Adviser or Sub-Investment Adviser to be consistent with the fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When the fund writes an option on a stock index, it will establish a segregated account in the name of the fund consisting of cash, equity securities or debt securities of any grade in an amount equal to or greater than the market value of the option, provided such securities are liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees.

   Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, the fund may purchase and sell futures contracts, and purchase and write call and put options on these futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. These futures contracts may be based on various securities (such as U.S. government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

   Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

   Positions taken in the futures markets are normally not held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

   Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the fund proposes to acquire. When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

   The fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the fund's portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities.

   If, in the opinion of the Sub-Investment Adviser, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of these futures contracts, the Sub-Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities.

   When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

   On other occasions, the fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

   Options on Futures Contracts. The fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

   The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

   The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

   Other Considerations. The fund may engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the fund owns or futures contracts will be purchased to protect the fund against an increase in the price of securities it intends to purchase. The Sub-Investment Adviser will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

   To the extent that the fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

   Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities, require the fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

   While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions.

   Perfect correlation between the fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.

   Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the fund from closing out positions and limiting its losses.

   Among the several risks accompanying the utilization of futures contracts and options on futures contracts are the following: First, the successful use of futures and options is dependent upon the ability of the adviser or the sub-adviser to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. If the prices of the underlying commodities move in an unanticipated manner, the fund may lose the expected benefit of these futures or options transactions and may incur losses. Second, positions in futures contracts and options on futures contracts may be closed out only by entering into offsetting transactions on the exchange where the position was entered into (or through a linked exchange), and as a result of daily price fluctuation limits there can be no assurance the offsetting transaction could be entered into at an advantageous price at a particular time. Consequently, the fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities being hedged or the fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

   Swaps, Caps, Floors, Collars and Swaptions. As one way of managing its exposure to different types of investments, the fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, floors and swaptions. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

   In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. A swaption is an option to buy or sell a swap position.

   Swap agreements will tend to shift the fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund's investments and its share price and yield.

   Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the fund's performance. Swap agreements are subject to credit risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The fund will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the fund's obligations over its entitlements with respect to swap, cap, collar, floor or swaption transactions.

Additional Investments

   Securities of Other Investment Companies. The fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Currently, under the 1940 Act, the fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the fund's total assets and (iii) when added to all other investment company securities held by the fund, do not exceed 10% of the value of the fund's total assets.

   To the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders of the fund that invests in "Equity Equivalents" may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

   Index-Related Securities ("Equity Equivalents"). The fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an Index. Such Equity Equivalents include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

   Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund's assets across a broad range of equity securities.

   The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

   Foreign Securities and American Depositary Receipts. The fund may invest in foreign securities and American Depository Receipts ("ADR"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the U.S.

   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends or interest payable on foreign securities, and in some cases capital gains, may be subject to foreign withholding or other foreign taxes. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than U.S. dollars. Many of the foreign securities held by the fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   Money Market Instruments. When the Investment Adviser or Sub-Investment Adviser believes that market conditions warrant, the fund may adopt a temporary defensive posture and invest in short-term instruments without limitation. Short-term instruments in which the fund may invest include U.S. government securities; certain bank obligations (including certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's Investors Service Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding unsecured debt issue then rated within the three highest rating categories; and repurchase agreements as described below.

   Repurchase Agreements. The fund may engage in repurchase agreement transactions with banks which are the issuers of instruments acceptable for purchase by the fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Investment Adviser or Sub-Investment Adviser, acting under the supervision of the trust's Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the fund may enter into repurchase agreements to evaluate potential risks.

   U.S. Government Securities. United States government securities include debt obligations of varying maturities issued or guaranteed by the United States government or its agencies or instrumentalities ("U.S. government securities"). U.S. government securities include not only direct obligations of the United States Treasury (such as Treasury Bills, Treasury Notes and Treasury Bonds), but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and FHLMC, are mortgage-related securities. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the fund will invest in obligations issued by such an instrumentality only if its Investment Adviser or Sub-Investment Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund. U.S. government securities generally do not involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from interest-bearing corporate securities.

   Bank Obligations.   Domestic commercial banks organized under Federal law
are supervised and examined by the Comptroller of the Currency, are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

   Obligations of foreign branches of U.S. banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements applicable to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

   Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, the fund's Investment Adviser or Sub-Investment Adviser will carefully evaluate such investments on a case-by-case basis.

   Ratings as Investment Criteria. In general, the ratings of the Nationally Recognized Statistical Rating Organizations ("NRSROs") represent the opinions of these agencies as to the quality of securities they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of its Investment Adviser and/or Sub-Investment Adviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this SAI contains further information concerning the rating categories of NRSROs and their significance.

   Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by the fund, but the fund's Investment Adviser and/or Sub-Investment Adviser will consider such events in its determination of whether the fund should continue to hold the securities. In addition, to the extent the ratings change as a result of changes in such organizations or their rating systems, or because of a corporate reorganization, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

   When-Issued Securities and Delayed-Delivery Transactions. To secure an advantageous price or yield, the fund may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. The fund will enter into such transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, the fund will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

   These are normally subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, although to a lesser extent in the case of U.S. government securities, the public's perception of the creditworthiness of the issuers. In general, U.S. government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

   In the case of the purchase of securities on a when-issued or delayed-delivery basis by the fund, the fund will meet its obligations on the settlement date from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund's payment obligations).

   Lending of Portfolio Securities. The fund has the ability to lend portfolio securities to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 20% of the fund's total assets taken at value. The fund will not lend portfolio securities to CGM unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, the fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party which is unaffiliated with the fund and is acting as a "finder."

   By lending its securities, the fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the fund must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the fund's Investment Adviser or Sub-Investment Adviser to be of good standing and will not be made unless, in the judgment of the Investment Adviser or Sub-Investment Adviser, the consideration to be earned from such loans would justify the risk.

   Medium-, Low- and Unrated Securities. The fund may invest its assets in medium- or low- rated securities and unrated securities of comparable quality. Securities rated below investment grade are frequently called junk bonds. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities, but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities: (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Thus, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the fund with a commensurate effect on the value of the fund's shares. Therefore, an investment in the fund should not be considered as a complete investment program and may not be appropriate for all investors.

   While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In addition, the markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for the fund to purchase and also may have the effect of limiting the ability of the fund to: (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for medium- and low-rated and comparable unrated securities is relatively new and has not fully weathered a major economic recession. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

   Securities which are rated below investment grade such as Ba by Moody's or BB by S&P have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa or CCC or below are of poor standing. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody's and D by S&P are in the lowest rating class and indicate that payments are in default or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. See the Appendix on bond ratings by Moody's and S&P.

   Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, resulting in a decreased return to the fund.

   In light of the risks described above, the Investment Adviser or Sub-Investment Adviser in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

   Illiquid and Restricted Securities. The fund may purchase securities that are restricted as to resale ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"). Some restricted securities can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Board of Trustees may determine, based upon a continuing review of the trading markets for a specific restricted security, that such restricted securities are liquid and therefore not subject to the fund's restriction on illiquid investments. The Board of Trustees has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor the fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

   Securities of Unseasoned Issuers. Securities in which the fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack significant operating history and be dependent on products or services without an established market share.

   Yield Curve Options. The fund may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

   Yield curve options may be used for the same purposes as other options on securities. Specifically, the fund may purchase or write such options for hedging purposes. For example, the fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the advisers, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the fund will be "covered." A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the fund's net liability under the two options. Therefore, the fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

   Corporation Loans. The fund may invest up to 10% of its total assets in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such default with regard to a corporate loan in which the fund had invested would have an adverse effect on the fund's net asset value. Corporate loans in which the fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower's capital structure or that are secured with collateral.

   The fund may also acquire an interest in corporate loans by purchasing both participations ("Participations") in and assignments ("Assignments") of portions of corporate loans from third parties. By purchasing a Participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The Participations typically will result in the fund's having a contractual relationship only with the lender and not the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by the advisers to be creditworthy. When the fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

   In addition, the fund may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund's investments and calculating its net asset value. The fund's policy limiting its illiquid securities will be applicable to investments in corporate loans.

Additional Risk Factors

   General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the fund's net asset value will fluctuate, reflecting the fluctuations in the market value of its portfolio positions. The following sections describe some of the important risk factors involved in connection with the types of investments or investment practices indicated. See "Investment Objectives and Management Policies" for a description of the permissible investments and investment practices of the fund.

   Fixed Income Securities. Investments in fixed income securities may subject the fund to risks, including the risks indicated below.

   Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yielding securities.

   Real Estate Investment Trusts. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for the ability to avoid tax by satisfying distribution requirements under the Code, and failing to maintain exemption from the 1940 Act. Also, the fund will indirectly bear its proportionate share of expenses incurred by REITs in which the fund invests. REITs are also sensitive to factors such as changes in real estate values and property taxes, interest rates, overbuilding and creditworthiness of the issuer.

   Zero Coupon, Pay-In-Kind and Delayed Interest Securities. The values of these securities may be highly volatile as interest rates rise or fall. In addition, the fund's investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the fund each year. The value of zero-coupon bonds is subject to greater fluctuation in market value in response to changes in market interest rates than bonds of comparable maturity which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, the fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Accordingly, for the fund to continue to qualify for tax treatment as a regulated investment company and to avoid income and possibly excise tax, the fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

   Derivative Instruments. In accordance with its investment policies, the fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable a fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

   Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.

   Market risk: The instrument will decline in value or an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

   Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

   Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal.

   Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the fund are not readily marketable and are subject to the fund's restrictions on illiquid investments.

   Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

   Each derivative instrument purchased for the fund's portfolio is reviewed and analyzed by the fund's portfolio manager to assess the risk and reward of each such instrument in relation to the fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the fund and its shareholders.

   Special Investment Considerations and Risks With Respect to Futures, Options, Currency Transactions, Swaps and Swap-Related Products. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the fund may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

   With respect to interest rate swaps, the fund recognizes that such arrangements are relatively illiquid and will include the principal amount of the obligations owed to it under a swap as an illiquid security for purposes of the fund's investment restrictions except to the extent a third party (such as a large commercial bank) has guaranteed the fund's ability to offset the swap at any time.

   The fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the fund as the possible loss of the entire premium paid for an option bought by the fund, and the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option. As a result, no assurance can be given that the fund will be able to use those instruments effectively for the purposes set forth above.

   In connection with its transactions in futures, options, swaps and forwards, the fund may be required to place assets in a segregated account with the fund's custodian bank to ensure that the fund will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the fund maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the fund's assets could impede implementation of the fund's investment policies or the fund's ability to meet redemption requests or other current obligations.

   Particular Risks of Futures Contracts. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

   Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

   Furthermore, in the case of a futures contract purchase, in order to be certain that the fund has sufficient assets to satisfy its obligations under a futures contract, the fund sets aside and commits to back the futures contract an amount of cash, U.S. government securities and other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit. In the case of a futures contract sale, the fund will either set aside amounts as in the case of a futures contract purchase, own the security underlying the contract, or hold a call option permitting the fund to purchase the same futures contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the fund's assets to cover could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Mortgage-Backed Securities. To the extent the fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid. The yield generated by the fund that invests in mortgage-related securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

   Other Asset-Backed Securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans, while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high long-term yields. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation.

Certain Investment Guidelines

   The fund may invest up to 10% of its total assets in securities with contractual or other restrictions on resale and other instruments not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) time deposits maturing from two business days through seven calendar days and (c) to the extent that a liquid secondary market does not exist for the instruments, futures contracts and options thereon. In addition, the fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the trust's Board of Trustees.

Investment Restrictions

   The trust has adopted investment restrictions 1 through 7 below as fundamental policies with respect to the fund. Under the terms of the 1940 Act, these fundamental policies may not be changed with respect to the fund without the vote of a majority of the outstanding voting securities of the fund. A "majority" is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or
(b) more than 50% of the outstanding shares. Set forth below are the investment policies of the fund, some of which apply to the other series of the trust.

   The investment policies adopted by the trust prohibit the fund from:

    1. Investing in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

    2. Investing in "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

    3. Investing more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

    4. Borrowing money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may to the extent consistent with its investment policies enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in
       (a) and (b), the fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

    5. Making Loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

    6. Underwriting securities issued by other persons, except to the extent that the fund may technically be deemed an underwriter under the 1933 Act, in disposing of portfolio securities.

    7. Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); (d) investing in real estate investment trust securities.

    8. Purchasing securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

    9. Investing in oil, gas or other mineral exploration or development programs, except that the fund may invest in the securities of companies that invest in or sponsor those programs.

   10. Investing in securities of other investment companies, except to the extent permitted under the 1940 Act.

   11. Writing or selling puts, calls, straddles, spreads or combinations thereof, except as permitted under the fund's investment objective and policies.

   12. Purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days and time deposits maturing from two business days through seven calendar days) and other securities with contractual or other restrictions on resale and other instruments that are not readily marketable if more than 10% of the fund's total assets are so invested.

   13. Purchasing any security if as a result the fund would then have more than 10% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

   14. Making investments for the purpose of exercising control or management.

   15. Purchasing or retaining securities of any company if, to the knowledge of the trust, any of the trust's officers or Trustees or any officer or director of the Investment Adviser individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

   16. Investing in warrants other than those acquired by the fund as part of a unit or attached to securities at the time of purchase (except as permitted under the fund's investment objective and policies) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the fund's net assets.

Portfolio Turnover

   The fund does not intend to seek profits through short-term trading. Nevertheless, the fund will not consider its portfolio turnover rate a limiting factor in making investment decisions.

   Under certain market conditions, the fund, because it engages in transactions in options, may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by the fund (due to appreciation of the underlying security in the case of call options on securities or depreciation of the underlying security in the case of put options on securities) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% also would occur if all of the fund's securities that are included in the computation of turnover were replaced once during a one-year period. The fund's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation.

   Certain other practices which may be employed by the fund also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the fund's Investment Adviser or Sub-Investment Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. For the fiscal years ended December 31, 2001 and 2002, the fund's portfolio turnover rate was 85% and 77%, respectively.

Portfolio Transactions

   Most of the purchases and sales of securities by the fund, whether transacted on a securities exchange or over-the-counter, will be made in the primary trading market for the securities, except for Eurobonds which are principally traded over-the-counter. The primary trading market for a given security is generally located in the country in which the issuer has its principal office. Decisions to buy and sell securities for the fund are made by its Investment Adviser or Sub-Investment Adviser, which is also responsible for placing these transactions subject to the overall review of the Board of Trustees. Although investment decisions for the fund are made independently from those of the other accounts managed by its Investment Adviser and Sub-Investment Adviser, investments of the type that the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by its Investment Adviser or Sub-Investment Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Investment Adviser or Sub-Investment Adviser to be equitable to each. In some cases this procedure may adversely affect the price paid or received by the fund, or the size of the position obtained or disposed of by the fund.

   Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Commissions generally are fixed on most foreign exchanges. There is generally no stated commission in the case of securities traded in U.S. or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality. The following table sets forth certain information regarding the fund's payment of brokerage commissions:

                       Total Brokerage Commissions Paid

                      Fiscal Year
                      -----------
                      2002..................... $3,799,939
                      2001.....................  2,272,000
                      2000.....................  2,504,512

                       Brokerage Commissions Paid to CGM

                       Fiscal Year
                       -----------
                       2002..................... $143,753
                       2001.....................   27,500
                       2000.....................   91,902

                 % of Total Brokerage Commissions Paid to CGM

                        Fiscal Year
                        -----------
                        2002..................... 3.78%
                        2001..................... 1.21
                        2000..................... 3.67

           % of Total Transactions Involving Commissions Paid to CGM

                        Fiscal Year
                        -----------
                        2002.....................  0.09%
                        2001..................... 0.002
                        2000.....................  0.05

   In selecting brokers or dealers to execute securities transactions on behalf of the fund, the fund's Investment Adviser or Sub-Investment Adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Adviser or Sub-Investment Adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement between the trust and the Investment Adviser authorizes the Investment Adviser, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), provided to the trust, the fund and/or other accounts or funds over which the Investment Adviser or its affiliates exercise investment discretion. The fees under the Advisory Agreement and the Sub-Advisory and/or Administration Agreement are not reduced by reason of their receiving such brokerage and research services. Further, CGM will not participate in brokerage commissions given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. The trust's Board of Trustees periodically will review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the trust. For the fiscal year ended December 31, 2002, the fund directed brokerage transactions totaling $3,709,939 to brokers because of research services provided. The amount of brokerage commissions paid on such transactions totaled $143,753.

   To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the Board of Trustees has determined that transactions for the fund may be executed through CGM and other affiliated broker-dealers if, in the judgment of the fund's Investment Adviser and/or Sub-Investment Adviser, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules adopted by the SEC, CGM may directly execute such transactions for the fund on the floor of any national securities exchange, provided (a) the trust's Board of Trustees has expressly authorized CGM to effect such transactions, and (b) CGM annually advises the trust of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The fund will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating thereto of which CGM is a member, except to the extent permitted by the SEC.

   The fund may use CGM as a commodities broker in connection with entering into futures contracts and options on futures contracts. CGM has agreed to charge the fund commodity commissions at rates comparable to those charged by CGM to its most favored clients for comparable trades in comparable accounts.

                        ADDITIONAL PURCHASE INFORMATION

Timing of Purchase Orders

   Orders for the purchase of the fund's Salomon Brothers shares received by selected dealers by the close of regular trading on the NYSE (currently, 4:00 p.m., New York time) on any day that the fund calculates its net asset value and either transmitted to CGM by the close of its business day (normally 5:00 p.m., New York time) or transmitted by dealers to the Transfer Agent, through the facilities of the National Securities Clearing Corporation ("NSCC") by 7:00 p.m., New York time, on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. See "Buying Shares and Exchanging Shares" in the Prospectus. It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to CGM or the Transfer Agent through the facilities of NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer.

   Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

Salomon Brothers Class A Shares

   Volume Discounts. The schedule of sales charges on Salomon Brothers Class A shares described in the Prospectus relating to Salomon Brothers Class A shares applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code, and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Advisers Act) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Salomon Brothers Class A shares should call
(800) 446-1013.

   Group Purchases. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the Prospectus and will be based upon the aggregate sales of Salomon Brothers Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Section 401 or 408 of the Code. The distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Salomon Brothers Class A shares of the fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Salomon Brothers Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A "qualified group" is one which: (a) has been in existence for more than six months; (b) has a purpose other than acquiring fund shares at a discount; and (c) satisfies uniform criteria which enables the distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the fund and the members, and must agree to include sales and other materials related to the fund in its publications and mailings to members at no cost to the distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the distributor.

   Initial Sales Charge Waivers. In addition to those types of investors set forth in the Prospectus who are eligible for waiver of the initial sales charge on purchases of Salomon Brothers Class A shares, investors who, authorized by and as a result of a direct relationship with the fund's portfolio manager, purchase shares directly from the fund, will also have the initial sales charge waived when purchasing Salomon Brothers Class A shares.

   Sales Charge Reallowance. Purchases of Salomon Brothers Class A shares of the fund may be made at the net asset value per share of the Salomon Brothers Class A shares plus the applicable sales charge set forth in the Prospectus. Members of the selling group typically receive up to 90% of the sales charge. Members of the selling group may, from time to time and for a limited period, receive 100% of the applicable sales charge for the purchase of the fund's Salomon Brothers Class A shares.

   Right of Accumulation.  Reduced sales charges, in accordance with the schedule in the Prospectus relating to Salomon Brothers Class A shares, apply to any purchase of Salomon Brothers Class A shares if the aggregate investment in Salomon Brothers Class A shares of all funds in the Salomon Brothers Investment Series, excluding holdings in Class B and Class 2 shares and shares purchased or held in the Cash Management Fund and/or the New York Municipal Money Market Fund, and including the purchase being made, of any purchaser is $50,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. The fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) 446-1013.

   Letter of Intent. For the purposes of determining which sales charge level set forth in the Prospectus is applicable to a purchase of Salomon Brothers Class A shares, investors may also establish a total investment goal in shares of the fund to be achieved over a thirteen-month period and may purchase Salomon Brothers Class A shares during such period at the applicable reduced front end sales charge. All Salomon Brothers Class A shares (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund) previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the Transfer Agent, also be included at the current net asset value to reach a level specified in the table in the Prospectus.

   Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

   The Letter of Intent does not obligate the investor to purchase, nor the fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front end sales charge otherwise applicable to the purchases of Salomon Brothers Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the Transfer Agent within twenty days of notification or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the fund, the Transfer Agent or eligible securities dealers.

                       ADDITIONAL REDEMPTION INFORMATION

   If the board of trustees of the fund determines that it is in the best interests of the remaining shareholders of the fund, the fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the board of trustees may deem fair and equitable. However, the fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of the fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

   Under the 1940 Act, the fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

                             SHAREHOLDER SERVICES

   Exchange Privilege. Shareholders may exchange all or part of their fund shares for shares of the same class of any Salomon Brothers or SB funds, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder's state of residence.

   The exchange privilege enables shareholders of the fund to acquire shares in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold.

   Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.

   All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

   The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if SBFM in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability of fund exchanges to that investor or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other Salomon Brothers or SB funds. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor.

   During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

   Automatic Withdrawal Plan. With respect to the fund, an Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares of the fund held under the Automatic Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of such a fund. Withdrawal payments are made by PFPC, as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under an Automatic Withdrawal Plan. Use of an Automatic Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. An Automatic Withdrawal Plan can be terminated at any time by the investor, the fund or PFPC upon written notice.

   The Automatic Withdrawal Plan will not be carried over on exchanges between funds or classes. A new Automatic Withdrawal Plan application is required to establish the Automatic Withdrawal Plan in the new fund or class. For additional information, shareholders should call (800) 446-1013.

   Reinstatement Privilege. A shareholder may return any dividend, capital gain or redemption check to the fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Salomon Brothers Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Salomon Brothers Class B and Salomon Brothers Class 2 shares, if an investor redeems Salomon Brothers Class B or Salomon Brothers Class 2 shares and pays a deferred sales charge upon redemption, and then uses those proceeds to purchase Salomon Brothers Class B or Salomon Brothers Class 2 shares of any fund within 60 days, the Salomon Brothers Class B or Salomon Brothers Class 2 shares purchased will be credited with any deferred sales charge paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

   Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the fund. Any loss realized as a result of the redemption or repurchase may not be allowed for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 90 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

   Self Employed Retirement Plans. The fund offers a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase fund shares.

   Boston Safe Deposit and Trust Company ("Boston Safe") has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

   For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from the fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

   Individual Retirement Accounts. The fund offers a prototype individual retirement account ("IRA"), which has been approved as to form by the IRS. Contributions to an IRA made available by the fund may be invested in shares of the fund and/or certain other Salomon Brothers mutual funds.

   Boston Safe has agreed to serve as custodian of the IRAs and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

   Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

   For information required for adopting an IRA, including information fees, investors may obtain the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.

                                  DISTRIBUTOR

   CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the fund's distributor on a best efforts basis pursuant to a distribution agreement (the "Distribution Agreement"). The fund offers its shares on a continuous basis.

   When payment is made by the investor before settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund of the Salomon Brothers funds. If the investor instructs the distributor to invest the funds in a Salomon Brothers money market fund, the amount of the investment will be included as part of the average daily net assets of both the fund and the Salomon Brothers money market fund, and affiliates of CGM that serve the funds in an investment advisory or administrative capacity will benefit from the fact they are receiving investment management fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The fund's board of trustees has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

   Rule 12b-1 promulgated under the 1940 Act (the "Rule") provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of the fund has adopted services and distribution plans with respect to each class of shares (other than Salomon Brothers Class O and Salomon Brothers Class Y) of the fund pursuant to the Rule (the "Plans"). The board of trustees of the fund has determined that there is a reasonable likelihood that the Plans will benefit the fund and its shareholders.

Distribution Fees

   Each Salomon Brothers class described in this SAI (other then Salomon Brothers Class O and Salomon Brothers Class Y) of the fund is authorized, pursuant to a services and distribution plan applicable to that class of shares (the "Class A Plan," the "Class B Plan" and the "Class 2 Plan," as applicable, and collectively, the "Plans") adopted pursuant to the Rule to pay CGM an annual service fee with respect to the Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class 2 shares of the fund at the rate of 0.25% of the value of the average daily net assets of the respective class.

   With respect to Salomon Brothers Class B and Salomon Brothers Class 2 shares of the fund, CGM is also paid an annual distribution fee at the rate of 0.75% of the value of the average daily net assets of the respective class.

   The service fees are used for servicing shareholder accounts, including payments by CGM to selected securities dealers. The distribution fees are paid to CGM to compensate for activities primarily intended to result in the sale of Salomon Brothers Class B and Salomon Brothers Class 2 shares.

   The expenses incurred in connection with these activities include: costs of printing and distributing the fund's Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for CGM's initial expense of paying investment representatives or introducing brokers a commission upon the sale of the fund's shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the deferred sales charge. Under the Plans, CGM may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in the fund (a "trail fee") with respect to accounts that dealers continue to service.

   With respect to Salomon Brothers Class B shares, CGM will pay broker-dealers at the time of sale a commission of 4% of the purchase amount and a quarterly trail fee at an annual rate of 0.25% which will begin to accrue immediately after settlement. With respect to Salomon Brothers Class 2 Shares, Citigroup Global Markets will pay broker-dealers at the time of sale a commission of 2.00% of the purchase amount and a quarterly trail fee at an annual rate of 1.00% which will begin to accrue one year after settlement.

   Sales personnel of broker/dealers distributing the fund's shares and any other persons entitled to receive compensation for selling or servicing the fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by CGM and dealers in connection with the sale of shares will be paid, in the case of Salomon Brothers Class A shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Salomon Brothers Class B and Salomon Brothers Class 2 shares, from the proceeds of applicable deferred sales charges and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Salomon Brothers Class A shares is the same as that of the deferred sales charge and ongoing distribution and service fees applicable to Salomon Brothers Class B shares.

   The Plans provide that CGM may make payments to assist in the distribution of the fund's shares out of the other fees received by it or its affiliates from the fund, its past profits or any other sources available to it. From time to time, CGM may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to CGM under the Plans and payments by CGM to selected securities dealers are payable without regard to actual expenses incurred.

   CGM may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives, which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the fund. In addition, CGM may also, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the fund during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the fund's shares or the amount that the fund will receive as proceeds from such sales. Dealers may not use sales of the fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and deferred sales charges retained by CGM, any applicable Plan payments or CGM's other resources. Other than Plan payments, the fund does not bear distribution expenses.

   A quarterly report of the amounts expended with respect to the fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the fund's board of trustees for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of the fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the fund's board of trustees and by the trustees who are neither "interested persons," as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and its related agreements are subject to annual approval by a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to the fund or any class thereof at any time by vote of a majority (as defined in the 1940 Act) of the trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of the fund or class, as the case may be.

                              VALUATION OF SHARES

   The net asset value of the fund's classes of shares will be determined on any date that the NYSE is open, by dividing the net asset value attributable to each class by the total number of shares of the class outstanding. The NYSE is closed on the observance of following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

   Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. However, portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by or under the direction of the fund's Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the fund's Board of Trustees. Amortized cost involves valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be valued at fair value as determined in good faith by or under the direction of the fund's Board of Trustees.

                               PERFORMANCE DATA

   From time to time, the fund's yield or total return may be quoted in advertisements or in reports and other communications to shareholders. The trust may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

Yield

   The 30-day yield figure is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                YIELD = 2[(a-b+1)/6/-1]
                                         --
                                         cd

   Where:

       a = dividends and interest earned during the period.

       b = expenses accrued for the period (net of waiver and reimbursement).

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

       d = the maximum offering price per share on the last day of the period.

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   Investors should recognize that, in periods of declining interest rates, the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of such fund's investments, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

   The "average annual total return" for the fund is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P(1+T)/n/ = ERV

          Where:

              P = a hypothetical initial payment of $1,000.

              T = average annual total return.

              n = number of years.

          ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Aggregate Total Return

   The "aggregate total return" of a class described in the prospectus represents the cumulative change in the value of an investment in a class for the specified period and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

Where:      P   =   a hypothetical initial payment of $10,000.
          ERV   =   Ending Redeemable Value of a hypothetical $10,000
                    investment made at the beginning of a 1, 5-or 10-year
                    period at the end of a 1-, 5-or 10-year period (or
                    fractional portion thereof), assuming reinvestment of all
                    dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

   Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio, operating expenses and the expenses exclusively attributable to the class. Consequently, any given performance quotation should not be considered representative of the class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

   It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each class's net investment income changes in response to fluctuations in interest rates and expenses of the fund.

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                            P (1 + T)/n/ = ATV\\D\\

Where: P        =   a hypothetical initial payment of $1,000.
       T        =   average annual total return (after taxes on distributions).
       n        =   number of years.
       ATV\\D\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-,
                    5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                           P (1 + T)/n/ = ATV\\DR\\

Where: P         =   a hypothetical initial payment of $1,000.
       T         =   average annual total return (after taxes on distributions and redemption).
       n         =   number of years.
       ATV\\DR\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-,
                     5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

                                     TAXES

   The following is a summary of certain material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. This summary does not address all of the potential federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

   The fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and
(ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, the fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code's timing and other requirements. However, any taxable income or gain the fund does not distribute will be subject to tax at regular corporate rates.

   On December 31, 2002 the fund's unused capital loss carryforwards were approximately $158,881,000. For federal income tax purposes, this amount is available to be applied against future capital gains of the fund that are realized prior to the expiration of the applicable carryforward. The carryforwards expire in varying amounts annually through 2010.

   The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

   The fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund's investments.

   Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

   If the fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

   The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

   Dividends and Distributions. Any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

   Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Dividends and distributions paid by the fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

   If a shareholder (a) incurs a sales charge in acquiring fund shares and (b) disposes of those shares within 90 days after the original acquisition, and (c) acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the otherwise applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds. Additionally, any loss realized on a disposition of fund shares generally will be disallowed to the extent the shares disposed of are replaced with other shares of the fund within a period of 61 days, beginning 30 days before and ending 30 days after such disposition, such as pursuant to reinvestment of dividends in fund shares.

   Backup Withholding. The fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

   Notices. Shareholders will be notified annually by the fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Taxes--Taxation of United States Shareholders--Dividends and Distributions") made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

   The foregoing is only a summary of certain material United States federal income tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

                            ADDITIONAL INFORMATION

   The trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated March 12, 1985, as amended from time to time, and on November 5, 1992 the trust filed an Amended and Restated Master Trust Agreement (the "Trust Agreement"). The trust commenced business as an investment company on September 16, 1985, under the name Shearson Lehman Special Portfolios. On February 21, 1986, December 6, 1988, August 27, 1990, November 5, 1992, July 30, 1993 and October 14, 1994, the trust changed its name to Shearson Lehman Special Income Portfolios, SLH Income Portfolios, Shearson Lehman Brothers Income Portfolios, Shearson Lehman Brothers Income Funds, Smith Barney Shearson Income Funds and Smith Barney Income Funds, respectively. The fund is a series of the trust. Prior to April 11, 2003, the fund was known as Smith Barney Premium Total Return Fund.

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a Trustee. The Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operation of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

   State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for the fund. Under the custodian agreement with the fund, the custodian is authorized to establish separate accounts for foreign securities owned by the fund to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the fund, the custodian receives monthly fees based upon the month-end aggregate net asset value of the fund, plus certain charges for securities transactions including out-of-pocket expenses, and costs of any foreign and domestic sub-custodians. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

   PFPC Global Fund Services, located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the transfer agent and shareholder services agent of the fund's Salomon Brothers classes of shares.

Description of Shares

   The Trust Agreement of the fund permits the Trustees of the fund to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share. Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable.

   Pursuant to the Trust Agreement, the fund's Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

Annual and semi-annual reports

   The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact the fund's transfer agent.

                             FINANCIAL STATEMENTS

   The fund's Salomon Brothers classes of shares commenced operations as of the date hereof. The fund's annual report for its other classes for the fiscal year ended December 31, 2002 was filed on March 5, 2003 and is incorporated in its entirety by reference, Accession No. 0000950130-03-001742.

                                 May 19, 2003

                      STATEMENT OF ADDITIONAL INFORMATION

                              SB Convertible Fund

                               125 Broad Street
                           New York, New York 10004
                                (800) 446-1013

   This Statement of Additional Information (the "SAI") is not a prospectus and is meant to be read in conjunction with the prospectus for the Salomon Brothers Class A, B, 2, O and Y shares of SB Convertible Fund (the "fund"), dated May 19, 2003 as amended or supplemented from time to time, and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders, which are incorporated herein by reference. The prospectus may be obtained free of charge by contacting a Citigroup Global Markets Financial Consultant or by writing or calling the fund at the address or telephone number set forth above. The fund is a separate investment series of Smith Barney Income Funds (the "Trust").

                                   CONTENTS

Management of the Trust and the Fund................................................   2
Investment Objective and Policies...................................................   8
Risk Factors........................................................................  23
Additional Purchase Information.....................................................  32
Additional Redemption Information...................................................  34
Shareholder Services................................................................  34
Distributor.........................................................................  36
Valuation of Shares.................................................................  38
Performance Data....................................................................  39
Taxes...............................................................................  41
Additional Information..............................................................  44
Voting Rights.......................................................................  45
Financial Statements................................................................  46
Appendix............................................................................ A-1

                     MANAGEMENT OF THE TRUST AND THE FUND

   The executive officers of the trust are employees of certain of the organizations that provide services to the trust. These organizations are the following:

                     Name                                           Service
                     ----                                           -------
Citigroup Global Market Inc. ("CGM")            Distributor

Smith Barney Fund Management LLC ("SBFM" or     Investment adviser and administrator to the fund
  the "manager")

Salomon Brothers Asset Management Inc ("SaBAM") Sub-investment adviser to the fund

State Street Bank & Trust Company               Custodian

PFPC Global Fund Services ("PFPC Global")       Transfer Agent

   These organizations and the functions they perform for the trust are discussed in the fund's prospectus and in this statement of additional information.

Trustees and Executive Officers of the Trust

   Overall responsibility for management and supervision of the fund rests with the fund's board of trustees. The trustees approve all significant agreements between the fund and the companies that furnish services to the fund, including agreements with the fund's distributor, investment adviser, custodian and transfer agent. The day-to-day operations of the fund are delegated to the manager.

   The names of the trustees of the trust and executive officers of the fund, together with information as to their principal business occupations during the past five years, are set forth below. The executive officers of the fund are employees of organizations that provide services to the fund.

                                                                                              Number of
                                                                                            Portfolios in
                                               Term of Office*                              Fund Complex       Other
                              Position(s) Held  and Length of    Principal Occupation(s)     Overseen by   Directorships
Name, Address and Age            with Trust      Time Served     During Past Five Years        Trustee    Held by Trustee
---------------------         ---------------- --------------- ---------------------------- ------------- ---------------
Independent Trustees:
Lee Abraham                       Trustee           Since      Retired; Former Chairman          28        Signet Group
13732 LeHavre Drive                                 1993       and CEO of Associated                       PLC
Frenchman's Creek                                              Merchandising Corp., a
Palm Beach Gardens, FL 33410                                   major retail merchandising
Age 75                                                         organization. Former Trustee
                                                               of Galey & Lord, Liz
                                                               Clairborne, R.G. Barry
                                                               Corporation and
                                                               eNote.Com Inc.

Allan J. Bloostein                Trustee           Since      President of Allan Bloostein      35        Taubman
27 West 67th Street, Apt. 5FW                       1985       Associates, a consulting                    Centers Inc.
New York, NY 10023                                             firm. Former Director
Age 72                                                         of CVS Corporation

Jane F. Dasher                    Trustee           Since      Controller of PBK Holdings        28        None
Korsant Partners                                    1999       Inc., a family investment
283 Greenwich Avenue                                           company
3rd Floor
Greenwich, CT 06830
Age 53

--------
* Each Trustee and officer serve until his or her successor has been duly elected and qualified.

                                                                                               Number of
                                                                                             Portfolios in
                                               Term of Office*                               Fund Complex       Other
                              Position(s) Held  and Length of     Principal Occupation(s)     Overseen by   Directorships
Name, Address and Age            with Trust      Time Served      During Past Five Years        Trustee    Held by Trustee
---------------------         ---------------- --------------- ----------------------------- ------------- ---------------
Independent Trustees:
(continued)

Donald R. Foley               Trustee               Since      Retired                            28        None
3668 Freshwater Drive                               1999
Jupiter, FL 33477
Age 80

Richard E. Hanson, Jr.        Trustee               Since      Retired; Former Head of the        28        None
2751 Vermont Route 140                              1985       New Atlanta Jewish
Poultney, VT 05764                                             Community High School
Age 61

Dr. Paul Hardin               Trustee               Since      Professor of Law &                 36        None
12083 Morehead                                      1999       Chancellor Emeritus at the
Chapel Hill, NC 27514-8426                                     University of North Carolina
Age 71

Roderick C. Rasmussen         Trustee               Since      Investment Counselor               28        None
9 Cadence Court                                     1999
Morristown, NJ 07960
Age 76

John P. Toolan                Trustee               Since      Retired                            28        Trustee John
7202 Southeast Golf Ridge Way                       1999                                                    Hancock Funds
Hobe Sound, Fl 33455
Age 72

Interested Trustee:

R. Jay Gerken**               Trustee/              Since      Managing Director of CGM;          225       None
CGM                           Chairman              2002       Chairman, President and CEO
399 Park Avenue                                                of SBFM, Travelers
New York, NY 10022                                             Investment Adviser, Inc.
Age 51                                                         ("TIA") and CitiFund
                                                               Management Inc.

Officers:

R. Jay Gerken                 President and         Since      See information above              N/A            N/A
CGM                           Chief Executive       2002
399 Park Avenue               Officer
New York, NY 10022
Age 51

Lewis E. Daidone              Senior                Since      Managing Director of CGM;          N/A            N/A
CGM                           Vice President        1995       Director and Senior Vice
125 Broad Street              and Chief                        President of SBFM and TIA
11th Floor                    Administrative
New York, NY 10004            Officer
Age 44

Richard L. Peteka             Chief Financial       Since      Director and Head of Internal      N/A            N/A
CGM                           Officer and           2002       Control for Citigroup Asset
125 Broad Street              Treasurer                        Management U.S. Mutual
11th Floor                                                     Fund Administration ("CAM")
New York, NY 10004                                             from 1999-2002; Vice
Age 41                                                         President, Head of Mutual
                                                               Fund Administration and
                                                               Treasurer at Oppenheimer
                                                               Capital from 1996-1999

--------
** Mr. Gerken is an "interested person" of the fund as defined in the 1940 Act because he is an officer of SBFM and its affiliates.

                                                                                           Number of
                                                                                         Portfolios in
                                            Term of Office*                              Fund Complex       Other
                          Position(s) Held   and Length of    Principal Occupation(s)     Overseen by   Directorships
Name, Address and Age        with Trust       Time Served     During Past Five Years        Trustee    Held by Trustee
---------------------    ------------------ --------------- ---------------------------- ------------- ---------------
Officers (continued)

Peter D. Luke            Investment Officer      Since      Director of SaBAM and             N/A            N/A
CGM                                              2001       Investment Officer of SBFM;
399 Park Avenue                                             Portfolio Manager of General
New York, NY 10022                                          Motors Investment
Age 58                                                      Management Corp., 1989-
                                                            2001.

Kaprel Ozsolak           Controller              Since      Vice President of CGM             N/A            N/A
CGM                                              2002
125 Broad Street
9th Floor
New York, NY 10004
Age 36

Christina T. Sydor       Secretary               Since      Managing Director of CGM;         N/A            N/A
CGM                                              1995       General Counsel and
300 First Stamford Place                                    Secretary of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 51

Andrew Beagley           Chief Anti-Money        Since      Director, CGM (since 2000);       N/A            N/A
CAM                      Laundering              2002       Director of Compliance,
399 Park Avenue          Compliance Officer                 North America, Citigroup
New York, NY 10022                                          Asset Management (since
Age: 40                                                     2000); Director of
                                                            Compliance; Europe, the
                                                            Middle East and Africa,
                                                            Citigroup Asset Management
                                                            (1999-2000); Compliance
                                                            Officer, Salomon Brothers
                                                            Asset Management Limited,
                                                            Smith Barney Global Capital
                                                            (Management Inc., Salomon
                                                            Brothers Asset Management
                                                            Asia Pacific Limited (1997-
                                                            1999)

   For the calendar year ended December 31, 2002, the Trustees beneficially owned equity securities of the fund within the dollar ranges presented in the table below:

                                                  Aggregate Dollar Range
                                                  of Equity Securities in
                               Dollar Range of     Registered Investment
                             Equity Securities in  Companies Overseen by
      Name of Trustee              the Fund               Trustee
      ---------------        -------------------- -----------------------
      Interested Trustee:
      R. Jay Gerken.........               None          Over $100,000
      Independent Trustees:
      Lee Abraham...........               None                   None
      Allan J. Bloostein....  $10,001 - $50,000          Over $100,000
      Jane F. Dasher........        $1 - 10,000     $50,001 - $100,000
      Donald R. Foley.......               None          Over $100,000
      Richard E. Hanson, Jr.               None           $1 - $10,000
      Paul Hardin...........               None          Over $100,000
      Roderick C. Rasmussen.               None     $50,001 - $100,000
      John P. Toolan........               None          Over $100,000

   As of May 1, 2003, the trustees and Officers of the fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of the fund.

   The fund has an Administrative and Governance committee composed of three independent trustees, Lee Abraham, Donald R. Foley and Richard E. Hanson, Jr., which acts as a Nominating Committee of the Board of Trustees.

   The Nominating Committee is charged with the duty of making all nominations for independent trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.

   The fund has an Audit Committee comprised solely of independent trustees.
The members of the Audit Committee are Lee Abraham, Jane Dasher and John Toolan.

   The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and results of the audits and audit fees charged, and reviews the fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the fund, its manager and affiliates by the independent public accountants. During the most recent fiscal year, the Audit Committee met once.

   The fund has an Investment Committee, which consists of John Toolan, Alan Bloostein, Paul Hardin and Roderick Rasmussen. The Investment Committee is responsible for reviewing the investment performance of the fund. The Investment Committee did not meet during the most recent fiscal year.

   The fund also has a pricing committee composed of the Chairman of the Board and one independent trustee which is charged with determining fair value prices for securities when required.

   No independent trustee owned (nor did certain family members of those Trustees own) securities in the manager, CGM, or any person directly or indirectly controlling, controlled by, or under common control with the manager or CGM as of December 31, 2002.

   No officer, trustee or employee of CGM or any CGM parent or subsidiary receives any compensation from the trust for serving as an officer or trustee of the trust. Fees for trustees who are not "interested persons" of the trust and who are trustees of a group of funds sponsored by CGM are set at $60,000 per annum and are allocated based on relative net assets of the fund in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these trustees received $100 per fund for each telephone meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group. For the fiscal year ended July 31, 2002, such travel and out-of-pocket expenses totaled $13,768.

   The following table shows the compensation paid by the fund to each trustee during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. The board meeting fees and out-of-pocket expenses are borne equally by each individual fund or portfolio in the group. Officers and interested trustees of the fund are compensated by CGM.

   For the fiscal year ended July 31, 2002 and the calendar year ended December 31, 2002, the trustees of the trust were paid the following compensation:

                         Aggregate                      Aggregate       Number of
                        Compensation  Total Pension Compensation from Portfolios for
                       from the fund  or Retirement the fund and the   Which Person
                       for the Fiscal   Benefits    Fund Complex for      Served
                         Year ended   Accrued from   the Year Ended    Within Fund
Trustee                July 31, 2002    the Fund    December 31, 2002    Complex
-------                -------------- ------------- ----------------- --------------
Lee Abraham...........    $18,300          $0           $ 75,000            28
Allan J. Bloostein....     17,400           0            122,250            35
Jane Dasher...........     19,300           0             76,200            28
Donald R. Foley*......     21,534           0             75,000            28
R.J. Gerken+..........          0           0                  0           225
Richard E. Hanson, Jr.     19,300           0             73,900            28
Paul Hardin...........     19,366           0            132,300            36
Roderick C. Rasmussen*     20,052           0             75,200            28
John P. Toolan*.......     19,300           0             73,400            28

--------
+  Designates a trustee who is an "interested person" of the fund.
* Pursuant to the trust's deferred compensation plan, the indicated directors have elected to defer the following amounts of their compensation from the fund: Donald R Foley: $5,680, Roderick C. Rasmussen: $7,100 and John P.
   Toolan: $19,300, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $24,000, Roderick C. Rasmussen: $30,000 and John P. Toolan: $74,900.

   Upon attainment of age 72 the fund's current trustees may elect to change to emeritus status. Any trustees elected or appointed to the Board of Trustees in the future will be required to change to emeritus status upon attainment of age 80. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the fund's trustees, together with reasonable out-of-pocket expenses for each meeting attended. During the fund's last fiscal year, no aggregate compensation was paid from the fund to Emeritus Trustees.

Investment Adviser, Sub-Investment Advisers and Administrator

   SBFM serves as investment adviser to the fund pursuant to a separate written agreement with the fund (the "Advisory Agreement") and is located at 399 Park Avenue, New York, NY 10022. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Citigroup located at (Citigroup Center) 153 E. 53rd Street, New York, NY 10028. SBFM also serves as administrator (the "Administrator") to the fund pursuant to a separate written agreement (the "administration agreement"). SaBAM serves as sub-investment adviser to the fund pursuant to a written agreement (the "Sub-Advisory Agreement").

   Certain of the services provided to the trust by SBFM and the sub-investment adviser are described in the prospectus under "Management of the Trust and the Fund." SBFM, the sub-investment adviser, and the Administrator pays the salaries of all officers and employees who are employed by both it and the trust, and maintains office facilities for the trust. In addition to those services, SBFM furnishes the trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the trust, prepares reports to the fund's shareholders and prepares tax returns, reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities. SBFM and the sub-investment adviser bear all expenses in connection with the performance of their services.

SBFM renders investment advice to investment companies that had aggregate assets under management as of March 31, 2003 in excess of $105 billion.

   Each of the Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the fund's Board of Trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the fund's board with such independent trustees casting votes in person at a meeting called for such purpose or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Advisory Agreement and Sub-Advisory Agreement, the board, including the independent trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by SBFM or its affiliates in connection with providing services to the fund, compared the fees charged by SBFM to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by SBFM with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and SBFM services, and benefits potentially accruing to SBFM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of SBFM, as well as research services received by SBFM from broker-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the Advisory Agreement and Sub-Advisory Agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreements with SBFM and SaBAM. The independent trustees were advised by separate independent legal counsel throughout the process. The fund or SBFM may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

   SaBAM provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-entities, registered investment companies and unregistered domestic and offshore funds. As of March 31, 2003, SaBAM had in excess of $36 billion in assets under management. SaBAM was organized as a Delaware corporation in 1987 and its principal business address is 399 Park Avenue, New York, New York 10022. SaBAM is an indirect wholly owned subsidiary of Citigroup Inc.

   As compensation for investment advisory services, the fund pays SBFM a fee computed daily and paid monthly at the annual rate of 0.50% of the value of the fund's average daily net asset.

   For the periods below, the fund paid investment advisory fees to SBFM as follows:

                           For the Fiscal Year Ended July 31:
                           ----------------------------------
                             2000        2001        2002
                            --------    --------    --------
                           $685,152    $633,239    $624,146

   As compensation for administrative services, the fund pays the Administrator a fee computed daily and paid monthly at the annual rate of 0.20% of the fund's average daily net assets. For the periods shown below, the fund paid administrative fees to SBFM as follows:

                           For the Fiscal Year Ended July 31:
                           ----------------------------------
                             2000        2001        2002
                            --------    --------    --------
                           $274,061    $253,296    $249,658

   For the fiscal period ended July 31, 2000 and the fiscal years ended July 31, 2001 and July 31, 2002, the fund paid SaBAM sub-investment advisory fees of $415,500, $506,591 and $499,317 respectively. Prior to November 22, 1999, the fund did not utilize a sub-investment adviser.

   The Trust bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of trustees who are not officers, directors, shareholders or employees of CGM or SBFM; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Trustees of the Trust.

Auditors

   KPMG LLP, 757 Third Avenue, New York, New York 10017 has been selected as the Trust's independent auditor to examine and report on the Trust's financial statements and highlights for the fiscal year ending July 31, 2003.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the Trust, SBFM, SaBAM and the principal underwriter have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   Copies of the Codes of ethics of the fund, SBFM, SaBAM and the principal underwriter are on file with the Securities and Exchange Commission.

                       INVESTMENT OBJECTIVE AND POLICIES

   The prospectus discusses the investment objective of the fund and the policies to be employed to achieve the objective. This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies that the fund may utilize and certain risks attendant to such investments, policies and strategies.

   The fund has a fundamental policy that, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, are invested in convertible securities. These are securities that may be converted to common stock or other equity interests in the issuer at a predetermined price or rate. The fund also may invest up to 20% of its total assets in "synthetic convertible securities". Synthetic convertible securities are created by combining non-convertible preferred stocks or debt securities with warrants or call options. These synthetic instruments are designed to perform like convertible securities of a particular company.

   The fund may invest up to 25% of its total assets in foreign securities. The fund may invest in securities rated below investment grade and unrated securities of comparable quality. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies or if unrated, of similar credit quality.

   For temporary defensive purposes when deemed appropriate by the fund's investment adviser in light of current market conditions, the fund may invest in these securities cash, short term debt without limitation. In seeking to achieve its investment objective, the fund may write covered call options, lend portfolio securities and enter into short sales "against the box." The fund may utilize up to 10% of its total assets to purchase put options on securities for hedging purposes. The fund may utilize up to 50% of its total assets as collateral for short sales against the box.

Other Investment Policies

   U.S. Government Securities. United States government securities include debt obligations of varying maturities issued or guaranteed by the United States government or its agencies or instrumentalities ("U.S. government securities"). U.S. government securities include not only direct obligations of the United States Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, International Bank for Reconstruction and Development, and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"), are mortgage-related securities. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the fund will invest in obligations issued by such an instrumentality only if SBFM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

   Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each held by the fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

   Obligations of foreign branches of U.S. banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

   Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to:
(a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and
(b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, SBFM will carefully evaluate such investments on a case-by-case basis.

   The Exchange Reserve Fund may purchase a CD issued by a bank, savings and loan association or other banking institution with less than $1 billion in assets (a "Small Issuer CD") so long as the issuer is a member of the FDIC or Office of Thrift Supervision and is insured by the Savings Association Insurance Fund ("SAIF"), and so long as the principal amount of the Small Issuer CD is fully insured and is no more than $100,000. The Exchange Reserve Fund will at any one time hold only one Small Issuer CD from any one issuer. Savings and loan associations whose CDs may be purchased by the fund are members of the Federal Home Loan Bank and are insured by the SAIF. As a result, such savings and loan associations are subject to regulation and examination.

   Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar debt securities issued by companies.

   Ratings as Investment Criteria. In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of SBFM and/or the sub-investment adviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest, and general economic trends. The Appendix to this statement of additional information contains further information concerning the rating categories of NRSROs and their significance.

   Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by the fund, but SBFM and/or the sub-investment adviser will consider such events in its determination of whether the fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

   When-Issued Securities and Delayed-Delivery Transactions. In order to secure yields or prices deemed advantageous at the time, the fund may purchase or sell securities on a when-issued or delayed-delivery basis. The fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on those securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The fund will establish a segregated account consisting of cash and liquid securities having a value equal to or greater than the fund's purchase commitments, provided such securities have been determined by SBFM to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the trustees. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's total assets.

   U.S. government securities and Municipal Securities (as defined below) are normally subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, although to a lesser extent in the case of U.S. government securities, the public's perception of the creditworthiness of the issuers. In general, U.S. government securities and Municipal Securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

   In the case of the purchase of securities on a when-issued or delayed-delivery basis by the fund, the fund will meet its obligations on the settlement date from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund's payment obligations).

   Zero Coupon Bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity. The fund may also invest in hybrid zero coupon securities which possess qualities of both, zero coupon and coupon bonds.

   Repurchase Agreements. The fund may engage in repurchase agreements with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. SBFM, acting under the supervision of the trust's board of trustees, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the board. The fund will not lend portfolio securities to CGM unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, the fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party which is unaffiliated with the fund and is acting as a "finder."

   By lending its securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the trust's board of trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by SBFM to be of good standing and will not be made unless, in the judgment of SBFM, the consideration to be earned from such loans would justify the risk.

   Medium-, Low- and Unrated Securities. The fund may invest in medium- or low-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities, but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities: (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Thus, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the fund with a commensurate effect on the value of the fund's shares.

   While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In addition, the markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for the fund to purchase and also may have the effect of limiting the ability of the fund to: (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for medium- and low-rated and comparable unrated securities is relatively new and has not fully weathered a major economic recession. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

   Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the applicable fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, resulting in a decreased return to the fund.

   Securities that are rated Ba by Moody's or BB by S&P have speculative characteristics with respect to capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

   In light of the risks described above, SBFM, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

   Options on Securities. The fund may purchase and write covered call and secured put options. The fund may enter into closing transactions with respect to the options transactions in which it may engage. The fund may utilize up to 10% of its total assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time.

   A call is covered if the fund (a) owns the optioned securities, (b) maintains in a segregated account cash or liquid securities having a value equal to or greater than the fund's obligations under the call, provided such securities have been determined by SBFM to be liquid and unencumbered pursuant to guidelines established by the trustees ("eligible segregated assets") or (c) owns an offsetting call option.

   Writing call and put options. When the fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund forgoes any gain from an increase in the market price of the underlying security over the exercise price. When the fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When the fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. For the purchase of a put to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put is sold in a closing sale transaction; otherwise, the purchase of the put effectively increases the cost of the security and thus reduces its yield.

   The fund may write puts on securities only if they are "secured." A put is "secured" if the fund maintains cash or other eligible segregated assets with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price.

   The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by the fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The fund with option-writing authority may write (a) in-the-money call options when SBFM or the sub-investment adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when SBFM expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when SBFM expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

   So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the fund to deliver (in the case of a call) or take delivery of (in the case of a put) the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") or similar foreign clearing corporation and of the securities exchange on which the option is written.

   Purchasing call and put options. The fund may purchase put and call options that are traded on a domestic securities exchange. By buying a put, the fund limits the risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A call option may be purchased by the fund in order to acquire the underlying securities for the fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

   Closing transactions. The fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the fund would purchase, prior to the holder's exercise of an option that the fund has written, an option of the same series as that on which the fund desires to terminate its obligation. The obligation of the fund under an option that it has written would be terminated by a closing purchase transaction, but the fund would not be deemed to own an option as the result of the transaction. There can be no assurance that the fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the fund will write options only if a secondary market for the options exists on a domestic securities exchange or in the over-the-counter market.

   There can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on U.S. government securities is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue.

   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and current trading conditions, the fund expects to purchase only call or put options issued by the Clearing Corporation. The fund expects to write options only on U.S. securities exchanges.

   The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether the fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the fund initially paid for the original option plus the related transaction costs.

   Although the fund generally will purchase or write only those options for which SBFM or the sub-investment adviser believes there is an active secondary market, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. At times in the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have rendered inadequate certain of the facilities of the Clearing Corporation as well as U.S. and foreign securities exchanges and resulted in the institution of special procedures such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class that may be held, written or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund, which has authority to engage in options transactions, and other clients of SBFM and certain of its affiliates, may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

   In the case of options that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

   Additional risks exist with respect to certain U.S. government securities for which the fund may write covered call options. If the fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

   Currency Transactions. The fund's dealings in forward currency exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. The fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value of the security at any time, or securities held in its portfolio denominated or quoted in, or currently convertible into (such as through exercise of an option or consummation of a forward currency contract) that particular currency. If the fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency;
(b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold, or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the fund cash or readily marketable securities in an amount equal to the value of the fund's total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in the account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

   At or before the maturity of a forward contract, the fund may either sell a portfolio security and make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The cost to the fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase.

   Futures Activities. The fund may enter into futures contracts and/or options on futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made by the fund for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions but not for purposes of speculation.

   Futures Contracts. The fund may acquire or sell a futures contract to mitigate the effect of fluctuations in interest rates, currency values or market conditions (depending on the type of contract) on portfolio securities without actually buying or selling the securities. If tax-exempt rates increase as anticipated, the value of certain long-term Municipal Securities in the fund would decline, but the value of the fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have. Because the value of portfolio securities will far exceed the value of the futures contracts sold by the fund, an increase in the value of the futures contracts could only mitigate, not totally offset, the decline in the value of the fund.

   In purchasing and selling futures contracts and related options, the fund will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the fund is excluded from regulation as a "commodity pool." CFTC regulations require, among other things, that (a) futures and related options be used solely for bona fide hedging purposes (or that the underlying commodity value of the fund's long positions not exceed the sum of certain identified liquid investments) and (b) the fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the fund's total assets. In order to prevent leverage in connection with the purchase of futures contracts by the fund, an amount of cash or other eligible segregated assets equal to the margin requirements of futures contracts purchased will be maintained in a segregated account on the books of the fund or with State Street Bank & Trust Company. The fund will engage only in futures contracts and related options which are listed on a national commodities exchange.

   Interest Rate Futures Contracts. The fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA certificates and three-month Treasury bills.

   Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if the fund holds long-term U.S. government securities and SBFM anticipates a rise in long-term interest rates, the fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the fund's securities declined, the value of the fund's interest rate futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if SBFM expects long-term interest rates to decline, the fund might enter into interest rate futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities that it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

   Stock Index Futures Contracts. The fund may purchase and sell stock index futures contracts. These transactions, if any, by the fund will be made solely for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in market conditions and will be made when the transactions are economically appropriate to the reduction of risks inherent in the management of the fund. A stock index futures contract is an agreement under which two parties agree to take or make delivery of the amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. When the fund enters into a stock index futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the stock index fluctuates, either party to the contract is required to make additional margin deposits, known as "variation margin," to cover any additional obligation that it may have under the contract.

   Successful use of stock index futures contracts by the fund is subject to certain special risk considerations. A liquid stock index futures market may not be available when the fund seeks to offset adverse market movements. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the securities in the fund. Successful use of stock index futures contracts is further dependent on SBFM's ability to predict correctly movements in the direction of the stock markets and no assurance can be given that its judgment in this respect will be correct.

   No consideration is paid or received by the fund upon entering into a futures contract. Initially, the fund will be required to deposit with its custodian an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to the fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as variation margin, will be made daily as the price of the securities, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will terminate the fund's existing position in the contract.

   Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of SBFM to predict correctly movements in interest rates, stock or bond indices or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency or index and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

   Although the fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

   If the fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the fund has anticipated, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

   Options on Futures Contracts. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. The fund may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying interest rate futures contract in the same manner as it may purchase puts on securities provided they are similarly "secured." An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying future currency at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the fund will set aside cash and liquid securities sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts.

   Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by SBFM or the sub-investment adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of SBFM or the sub-investment adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities or the currencies being hedged.

   Securities of Other Investment Companies. The fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the fund's total assets and
(iii) when added to all other investment company securities held by the fund, do not exceed 10% of the value of the fund's total assets.

   To the extent the fund invests in securities of other investment companies, the fund's shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders of the fund that invest in Equity Equivalents (as defined below) may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

   Index-Related Securities ("Equity Equivalents"). The fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an Index. Such Equity Equivalents include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

   Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund's assets across a broad range of equity securities.

   The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.
   Foreign Investments. Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Since the fund may be investing in securities denominated in currencies other than the U.S. dollar, and since these funds may temporarily hold funds in bank deposits or other money-market investments denominated in foreign currencies, the fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the fund's total assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the fund.

   The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the Unites States and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

   Many of the securities held by the fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

   Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity, the fund will avoid investing in countries which are known to experience settlement delays which may expose the fund to unreasonable risk of loss.

   The interest payable on the fund's foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deductions for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the fund's income. Additionally, the operating expenses of the fund can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.

   The fund may also purchase American Depository Receipts ("ADRs"), American Depository Debentures, American Depository Notes, American Depository Bonds, European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"), or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

   Convertible Securities and Synthetic Convertible Securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

   As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

   Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

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   Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

   Temporary Investments. When SBFM believes that market conditions warrant, the fund may adopt a temporary defensive posture and may invest in short-term instruments without limitation. Short-term instruments in which the fund may invest include: U.S. government securities; certain bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or an equivalent rating by any other NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to securities in which the fund may invest.

   Short Sales Against the Box. The fund may enter into a short sale of common stock such that, when the short position is open, the fund involved owns an equal amount of preferred stocks or debt securities convertible or exchangeable without payment of further consideration into an equal number of shares of the common stock sold short. The fund will enter into this kind of short sale,, described as "against the box," for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the fund delivers the convertible securities to close out its short position. Although the fund will have to pay an amount equal to any dividends paid on the common stock sold short prior to delivery, it will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The fund will deposit, in a segregated account with its custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

   Short Sales. The fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the fund borrows the security to make delivery to the buyer. The fund is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the fund's custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. The fund will also incur transaction costs in effecting short sales.

   The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the fund over the price at which it was sold short will result in a loss to the fund, and there can be no assurance that the fund will be able to close out the position at any particular time or at an acceptable price. Thus the fund's losses on short sales are potentially unlimited.

   Whenever the fund engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.

   Rule 144A Securities. The fund may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. Because Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The board of trustees has adopted guidelines and delegated to SBFM the daily function of determining and monitoring liquidity of Rule 144A Securities. However, the board of trustees maintains sufficient oversight and is ultimately responsible for the liquidity determinations. Investments in restricted securities such as Rule 144A Securities could have the effect of increasing the level of illiquidity in the fund to the extent that there is temporarily no market for these securities among qualified institutional buyers.

   Real Estate Investment Trusts. The fund may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of the REIT is affected by changes in the value of the properties owned by the REIT or security mortgage loans held by the REIT. REITS are dependent upon cash flow from its investments to repay financing costs and the management skill of the REIT's manager. REITS are also subject to risks generally associated with investments in real estate.

   Restricted and Illiquid Securities. The fund may invest up to 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and related options for which a liquid secondary market does not exist and (c) time deposits maturing in more than seven calendar days. The above restriction does not apply to Rule 144A Securities.

   The sale of securities that are not publicly traded is typically restricted under the federal securities laws. As a result, the fund may be forced to sell these securities at less than fair market value or may not be able to sell them when SBFM believes it desirable to do so. The fund's investments in illiquid securities are subject to the risk that should the fund desire to sell any of these securities when a ready buyer is not available at a price that the fund deems representative of their value, the value of the fund's total assets could be adversely affected.

                                 RISK FACTORS

   The following risk factors are intended to supplement the risks described above and those in the fund's prospectuses.

   General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

   Warrants. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment in warrants, valued at the lower of cost or market, may not exceed 10% of the value of the fund's total assets. Included within that amount, but not to exceed 5% of the value of the fund's total assets, may be warrants that are not listed on the NYSE or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

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   Securities of Unseasoned Issuers.  Securities in which the fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may be issued by companies that lack a significant operating history and are dependent on products or services without an established market share.

   Fixed Income Securities. Investments in fixed income securities may subject the fund to risks, including the following:

   Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the fund to sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the fund will suffer from the inability to invest in higher yield securities.

   Lower Rated Fixed Income Securities. Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds ("junk bonds") have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

   Repurchase Agreements. The fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

   Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the fund will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

   There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the fund or the investors. Capital gains are also subject to taxation in some foreign countries.

   Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the fund's securities are quoted would reduce the fund's net asset value per share.

   Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea.

   Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

   One or more of the risks discussed above could affect adversely the economy of a developing market or the fund's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. There can be no assurance that any investments that the fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

   Many of the fund's investments in the securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

   Derivative Instruments. In accordance with its investment policies with the exception of Exchange Reserve, the fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable the fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

   Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency transactions. The following are the principal risks associated with derivative instruments.

   Market risk: The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

   Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

   Credit risk: The risk that the issuer of the instrument may default on its obligation to pay interest and principal.

   Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the fund are not readily marketable and are subject to the fund's restrictions on illiquid investments.

   Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

   Each derivative instrument purchased for the fund's portfolio is reviewed and analyzed by the fund's portfolio manager to assess the risk and reward of each such instrument in relation to the fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the fund and its shareholders.

   Special Risks of Writing Options. Option writing for the fund may be limited by position and exercise limits established by national securities exchanges and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered call options to generate current income, the fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. The fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The fund will engage in hedging transactions only when deemed advisable by SBFM. Successful use by the fund of options will be subject to SBFM's ability to predict correct movements in the direction of the stock or index underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the fund's performance.

   The ability of the fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the fund generally will write options only if a liquid secondary market appears to exist for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. If the fund cannot enter into a closing purchase transaction with respect to a call option it has written, the fund will continue to be subject to the risk that its potential loss upon exercise of the option will increase as a result of any increase in the value of the underlying security. The fund could also face higher transaction costs, including brokerage commissions, as a result of its options transactions.

   Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

   Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where the fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other fund total assets.

   Furthermore, in the case of a futures contract purchase, in order to be certain that the fund has sufficient assets to satisfy its obligations under a futures contract, the fund segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

   Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Portfolio Turnover. The fund may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. The fund may experience a high rate of portfolio turnover if, for example, it writes a substantial number of covered call options and the market prices of the underlying securities appreciate. The rate of portfolio turnover is not a limiting factor when SBFM deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the respective fund and may increase the recognition of short-term, rather than long-term, capital gains if securities are held for one year or less and may be subject to applicable income taxes.

Investment Restrictions

   The Trust has adopted investment restrictions 1 through 8 below as fundamental policies with respect to the fund, which, under the terms of the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the fund. A "majority" is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment restrictions 9 through 16 may be changed by vote of a majority of the board of trustees at any time.

   The investment policies adopted by the Trust prohibit the fund from:

      1. Investing in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Investing in "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Investing more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Borrowing money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transaction.

      5. Purchasing securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      6. Making Loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      7. Underwriting securities issued by other persons, except to the extent that the fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      8. Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); (d) investing in real estate investment trust securities; or (e) investing in gold bullion and coins or receipts for gold.

      9. Investing in oil, gas or other mineral exploration or development programs, except that the fund may invest in the securities of companies that invest in or sponsor those programs.

      10. Writing or selling puts, calls, straddles, spreads or combinations thereof, except as permitted under the fund's investment objective and policies.

      11. Purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 15% of the total assets of the fund would be invested in such securities.

      12. Purchasing any security if as a result the fund would then have more than 10% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

      13. Making investments for the purpose of exercising control or management.

      14. Purchasing or retaining securities of any company if, to the knowledge of the trust, any of the trust's officers or trustees or any officer or director of SBFM individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

      15. Investing in warrants other than those acquired by the fund, except as part of a unit or attached to securities at the time of purchase (except as permitted under the fund's investment objective and policies), if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the fund's total assets. At no time may more than 5% of the fund's total assets be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws.

      16. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

Portfolio Turnover

   The fund does not intend to seek profits through short-term trading. Nevertheless, the fund will not consider portfolio turnover rate a limiting factor in making investment decisions.

   Under certain market conditions, the fund may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by the fund (due to appreciation of the underlying security in the case of call options on securities or depreciation of the underlying security in the case of put options on securities) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% also would occur if all of the fund's securities that are included in the computation of turnover were replaced once during a one-year period. The fund's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation.

   Certain other practices which may be employed by the fund also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what SBFM or the sub-investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

   For the fiscal years ended July 31, 2000, 2001 and 2002, the portfolio turnover rates were as follows:

                                 For the Fiscal Year Ended July 31:
                                 ---------------------------------
                                 2000        2001        2002
                                 ----        ----        ----
                                 167%        177%        115%

Portfolio Transactions

   Most of the purchases and sales of securities by the fund, whether transacted on a securities exchange or over the counter, will be made in the primary trading market for the securities, except for Eurobonds which are principally traded over the counter. The primary trading market for a given security is generally located in the country in which the issuer has its principal office. Decisions to buy and sell securities for the fund are made by SBFM, which is also responsible for placing these transactions subject to the overall review of the board of trustees. The fund's day-to-day investment decisions are made by SaBAM, subject to the supervision of SBFM. Although investment decisions for the fund are made independently from those of the other accounts managed by SBFM, investments of the type that the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by SBFM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SBFM or the sub-investment adviser to be equitable to each. In some cases this procedure may adversely affect the price paid or received by the fund, or the size of the position obtained or disposed of by the fund.

   Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Commissions generally are fixed on most foreign exchanges. There is generally no stated commission in the case of securities traded in U.S. or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality. The following table sets forth certain information regarding the fund's payment of brokerage commissions:

Total Brokerage Commissions Paid

   Fiscal Year
   -----------
   2000............................................................. $150,697
   2001.............................................................  150,455
   2002.............................................................   82,807

Brokerage Commissions Paid to CGM

Fiscal Year
-----------
2000....................................................................     --
2001.................................................................... $1,500
2002....................................................................     --

% of Total Brokerage Commissions Paid to CGM

         Fiscal Year
         -----------
         2000...................................................   --
         2001................................................... 1.00%
         2002...................................................   --

% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM

         Fiscal Year
         -----------
         2000...................................................   --
         2001................................................... 1.05%
         2002...................................................   --

   In selecting brokers or dealers to execute securities transactions on behalf of the fund, SBFM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SBFM will consider the factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the advisory agreement between the trust and SBFM authorizes SBFM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the trust, the other funds and/or other accounts over which SBFM or its affiliates exercise investment discretion. The fees under the Advisory Agreement and the Sub-Advisory and/or administration agreements are not reduced by reason of their receiving such brokerage and research services. Further, CGM will not participate in commissions brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. The Trust's board of trustees periodically will review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the trust.

   To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the board of trustees has determined that transactions for the fund may be executed through CGM and other affiliated broker-dealers if, in the judgment of SBFM, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the SEC, CGM may directly execute such transactions for the fund on the floor of any national securities exchange, provided (a) the trust's board of trustees has expressly authorized CGM to effect such transactions, and (b) CGM annually advises the trust of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The fund will not purchase any security, including U.S. government securities or

Municipal Securities, during the existence of any underwriting or selling group relating thereto of which CGM is a member, except to the extent permitted by the SEC.

   The fund may use CGM as a commodities broker in connection with entering into futures contracts and options on futures contracts. CGM has agreed to charge the fund commodity commissions at rates comparable to those charged by CGM to its most favored clients for comparable trades in comparable accounts.

                        ADDITIONAL PURCHASE INFORMATION

Timing of Purchase Orders

   Orders for the purchase of the fund's Salomon Brothers shares received by selected dealers by the close of regular trading on the NYSE (currently, 4:00 p.m., New York time) on any day that the fund calculates its net asset value and either transmitted to CGM by the close of its business day (normally 5:00 p.m., New York time), or transmitted by dealers to the Transfer Agent, through the facilities of the National Securities Clearing Corporation ("NSCC") by 7:00 p.m., New York time, on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. See "Buying Shares and Exchanging Shares" in the Prospectus. It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to CGM or the Transfer Agent through the facilities of NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer.

   Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

Salomon Brothers Class A Shares

   Volume Discounts. The schedule of sales charges on Salomon Brothers Class A shares described in the Prospectus relating to Salomon Brothers Class A shares applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code, and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Advisers Act) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Salomon Brothers Class A shares should call
(800) 446-1013.

   Group Purchases. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the Prospectus and will be based upon the aggregate sales of Salomon Brothers Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Section 401 or 408 of the Code. The distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Salomon Brothers Class A shares of the fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Salomon Brothers Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A "qualified group" is one which: (a) has been in existence for more than six months; (b) has a purpose other than acquiring fund shares at a discount; and (c) satisfies uniform criteria which enables the distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the fund and the members, and must agree to include sales and other materials related to the fund in its publications and mailings to members at no cost to the distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the distributor.

   Initial Sales Charge Waivers. In addition to those types of investors set forth in the Prospectus who are eligible for waiver of the initial sales charge on purchases of Salomon Brothers Class A shares, investors who, authorized by and as a result of a direct relationship with the fund's portfolio manager, purchase shares directly from the fund, will also have the initial sales charge waived when purchasing Salomon Brothers Class A shares.

   Sales Charge Reallowance. Purchases of Salomon Brothers Class A shares of the fund may be made at the net asset value per share of the Salomon Brothers Class A shares plus the applicable sales charge set forth in the Prospectus. Members of the selling group typically receive up to 90% of the sales charge. Members of the selling group may, from time to time and for a limited period, receive 100% of the applicable sales charge for the purchase of the fund's Salomon Brothers Class A shares.

   Right of Accumulation.  Reduced sales charges, in accordance with the schedule in the Prospectus relating to Salomon Brothers Class A shares, apply to any purchase of Salomon Brothers Class A shares if the aggregate investment in Salomon Brothers Class A shares of all funds in the Salomon Brothers Investment Series, excluding holdings in Class B and Class 2 shares and shares purchased or held in the Cash Management Fund and/or the New York Municipal Money Market Fund, and including the purchase being made, of any purchaser is $50,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. The fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) 446-1013.

   Letter of Intent. For the purposes of determining which sales charge level set forth in the Prospectus is applicable to a purchase of Salomon Brothers Class A shares, investors may also establish a total investment goal in shares of the fund to be achieved over a thirteen-month period and may purchase Salomon Brothers Class A shares during such period at the applicable reduced front end sales charge. All Salomon Brothers Class A shares (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund) previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the Transfer Agent, also be included at the current net asset value to reach a level specified in the table in the Prospectus.

   Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

   The Letter of Intent does not obligate the investor to purchase, nor the fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front end sales charge otherwise applicable to the purchases of Salomon Brothers Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the Transfer Agent within twenty days of notification or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the fund, the Transfer Agent or eligible securities dealers.

                       ADDITIONAL REDEMPTION INFORMATION

   If the board of trustees of the fund determines that it is in the best interests of the remaining shareholders of the fund, the fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the board of trustees may deem fair and equitable. However, the fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of the fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

   Under the 1940 Act, the fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

                             SHAREHOLDER SERVICES

   Exchange Privilege. Shareholders may exchange all or part of their fund shares for shares of the same class of any Salomon Brothers or SB funds, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder's state of residence.

   The exchange privilege enables shareholders of the fund to acquire shares in the fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold.

   Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the fund being acquired at a price equal to the then-current net asset value of such shares plus any applicable sales charge.

   All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

   The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if SBFM or SaBAM in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability of fund exchanges to that investor or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other Salomon Brothers or SB funds. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor.

   During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

   Automatic Withdrawal Plan. With respect to the fund, an Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares of the fund held under the Automatic Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of such the fund. Withdrawal payments are made by PFPC, as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under an Automatic Withdrawal Plan. Use of an Automatic Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. An Automatic Withdrawal Plan can be terminated at any time by the investor, the fund or PFPC upon written notice.

   The Automatic Withdrawal Plan will not be carried over on exchanges between funds or classes. A new Automatic Withdrawal Plan application is required to establish the Automatic Withdrawal Plan in the new fund or class. For additional information, shareholders should call (800) 446-1013.

   Reinstatement Privilege. A shareholder may return any dividend, capital gain or redemption check to the fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Salomon Brothers Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Salomon Brothers Class B and Salomon Brothers Class 2 shares, if an investor redeems Salomon Brothers Class B or Salomon Brothers Class 2 shares and pays a deferred sales charge upon redemption, and then uses those proceeds to purchase Salomon Brothers Class B or Salomon Brothers Class 2 shares of any fund within 60 days, the Salomon Brothers Class B or Salomon Brothers Class 2 shares purchased will be credited with any deferred sales charge paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

   Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the fund. Any loss realized as a result of the redemption or repurchase may not be allowed for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 90 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

   Self Employed Retirement Plans. The fund offers a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase fund shares.

   Boston Safe Deposit and Trust Company ("Boston Safe") has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

   For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from the fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

   Individual Retirement Accounts. The fund offers a prototype individual retirement account ("IRA"), which has been approved as to form by the IRS. Contributions to an IRA made available by the fund may be invested in shares of the fund and/or certain other Salomon Brothers mutual funds.

   Boston Safe has agreed to serve as custodian of the IRAs and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

   Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

   For information required for adopting an IRA, including information fees, investors may obtain the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.

                                  DISTRIBUTOR

   CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the fund's distributor on a best efforts basis pursuant to a distribution agreement (the "Distribution Agreement"). The fund offers its shares on a continuous basis.

   When payment is made by the investor before settlement date, unless otherwise noted by the investor, the fund will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the fund. The investor may designate another use for the fund prior to settlement date, such as an investment in a money market fund of the Salomon Brothers funds. If the investor instructs the distributor to invest the fund in a Salomon Brothers money market fund, the amount of the investment will be included as part of the average daily net assets of both the fund and the Salomon Brothers money market fund, and affiliates of CGM that serve the fund in an investment advisory or administrative capacity will benefit from the fact they are receiving investment management fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The fund's board of trustees has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

   Rule 12b-1 promulgated under the 1940 Act (the "Rule") provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the

Rule. The Board of the fund has adopted services and distribution plans with respect to each class of shares (other than Salomon Brothers Class O and Salomon Brothers Class Y) of the fund pursuant to the Rule (the "Plans"). The board of trustees of the fund has determined that there is a reasonable likelihood that the Plans will benefit the fund and its shareholders.

Distribution Fees

   Each Salomon Brothers class described in this SAI (other then Salomon Brothers Class O and Salomon Brothers Class Y) of the fund is authorized, pursuant to a services and distribution plan applicable to that class of shares (the "Class A Plan," the "Class B Plan" and the "Class 2 Plan," as applicable, and collectively, the "Plans") adopted pursuant to the Rule to pay CGM an annual service fee with respect to the Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class 2 shares of the fund at the rate of 0.25% of the value of the average daily net assets of the respective class.

   With respect to Salomon Brothers Class B and Salomon Brothers Class 2 shares of the fund, CGM is also paid an annual distribution fee at the rate of 0.75% of the value of the average daily net assets of the respective class.

   The service fees are used for servicing shareholder accounts, including payments by CGM to selected securities dealers. The distribution fees are paid to CGM to compensate for activities primarily intended to result in the sale of Salomon Brothers Class B and Salomon Brothers Class 2 shares.

   The expenses incurred in connection with these activities include: costs of printing and distributing the fund's Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for CGM's initial expense of paying investment representatives or introducing brokers a commission upon the sale of the fund's shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the deferred sales charge. Under the Plans, CGM may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in the fund (a "trail fee") with respect to accounts that dealers continue to service.

   With respect to Salomon Brothers Class B shares, CGM will pay broker-dealers at the time of sale a commission of 4% of the purchase amount and a quarterly trail fee at an annual rate of 0.25% which will begin to accrue immediately after settlement. With respect to Salomon Brothers Class 2 Shares, CGM will pay broker-dealers at the time of sale a commission of 2.00% of the purchase amount and a quarterly trail fee at an annual rate of 1.00% which will begin to accrue one year after settlement.

   Sales personnel of broker/dealers distributing the fund's shares and any other persons entitled to receive compensation for selling or servicing the fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by CGM and dealers in connection with the sale of shares will be paid, in the case of Salomon Brothers Class A shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Salomon Brothers Class B and Salomon Brothers Class 2 shares, from the proceeds of applicable deferred sales charges and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Salomon Brothers Class A shares is the same as that of the deferred sales charge and ongoing distribution and service fees applicable to Salomon Brothers Class B shares.

   The Plans provide that CGM may make payments to assist in the distribution of the fund's shares out of the other fees received by it or its affiliates from the fund, its past profits or any other sources available to it. From time to time, CGM may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to CGM under the Plans and payments by CGM to selected securities dealers are payable without regard to actual expenses incurred.

   CGM may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives, which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the fund. In addition, CGM may also, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the fund during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the fund's shares or the amount that the fund will receive as proceeds from such sales. Dealers may not use sales of the fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and deferred sales charges retained by CGM, any applicable Plan payments or CGM's other resources. Other than Plan payments, the fund does not bear distribution expenses.

   A quarterly report of the amounts expended with respect to the fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the fund's board of trustees for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of the fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the fund's board of trustees and by the trustees who are neither "interested persons," as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and its related agreements are subject to annual approval by a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to the fund or any class thereof at any time by vote of a majority (as defined in the 1940 Act) of the trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of the fund or class, as the case may be.

                              VALUATION OF SHARES

   Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed, by dividing the net asset value attributable to each class by the total number of shares of the class outstanding. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of procedures used by the fund in valuing its assets.

   Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of the fund may not take place contemporaneously with the determination of the prices of many of its portfolio securities used in such calculation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Trust's board of trustees. In carrying out the board's valuation policies, SBFM, as administrator, may consult with an independent pricing service (the "Pricing Service") retained by the Trust.

   Debt securities of United States issuers (other than U.S. government securities and short-term investments) are valued by SBFM, as administrator, after consultation with the Pricing Service approved by the Trust's board of trustees. When, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Pricing Service, there are no readily obtainable market quotations are carried at fair value as determined by the Pricing Service. The procedures of the Pricing Service are reviewed periodically by the officers of the trust under the general supervision and responsibility of the board of trustees.

                               PERFORMANCE DATA

   From time to time, the Trust may quote the fund's yield or total return in advertisements or in reports and other communications to shareholders. The Trust may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include the following industry and financial publications: Barron's, BusinessWeek, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

Yield

   The 30-day yield figure of the fund is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                   YIELD  =   2  [(  a-b  + 1  )  /6/ - 1  ]
                                     ---
                                     cd

Where: a   =   dividends and interest earned during the period.
       b   =   expenses accrued for the period (net of waiver and reimbursement).
               the average daily number of shares outstanding during the period that were entitled to
       c   =   receive dividends.
       d   =   the maximum offering price per share on the last day of the period.

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   Investors should recognize that, in periods of declining interest rates, the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of such fund's investments, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

   The "average annual total return" for the fund is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P(1+T)/n/ = ERV

Where:   P   =   a hypothetical initial payment of $1,000.
         T   =   average annual total return.
         n   =   number of years.
         ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
                 (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Aggregate Total Return

   The "aggregate total return" of a class described in the prospectus represents the cumulative change in the value of an investment in a class for the specified period and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

  Where: P   =   a hypothetical initial payment of $10,000.
         ERV =   Ending Redeemable Value of a hypothetical $10,000
                 investment made at the beginning of a 1, 5-or 10-year
                 period at the end of a 1-, 5-or 10-year period (or
                 fractional portion thereof), assuming reinvestment of all
                 dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

   It is important to note that the yield and total return figures set forth above are based on historical earnings and are not intended to indicate future performance.

   A Class' performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to that Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment company's portfolio securities.

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                            P(1 + T)/n/ = ATV\\D\\

Where:        P =   a hypothetical initial payment of $1,000.
              T =   average annual total return (after taxes on distributions).
              n =   number of years.
       ATV\\D\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-,
                    5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                            P(1 + T)/n/ = ATV\\DR\\

Where:         P =   a hypothetical initial payment of $1,000.
               T =   average annual total return (after taxes on distributions and redemption).
               n =   number of years.
       ATV\\DR\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-,
                     5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

                                     TAXES

   The following is a summary of certain federal income tax considerations that may affect the Trust and its shareholders. This summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the fund.

Tax Status of the Fund

   The fund will be treated as a separate taxable entity for federal income tax purposes.

   The fund has qualified and the Trust intends that the fund continue to qualify separately each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A qualified fund will not be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that such fund distributes at least 90% of its net investment income. One of the several requirements for qualification is that the fund receive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of equity or debt securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the fund's investment in such stock, securities, or currencies. The trust does not expect the fund to have difficulty meeting this test.

   If for any taxable year the fund does not qualify as regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from long-term capital gains and to the extent of the fund's current and accumulated earnings and profits, would be taxable to the fund's shareholders as ordinary income and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

   On July 31, 2002, the fund had $5,040,000 unused capital loss carryovers. For federal income tax purposes, these amounts are available to be applied against future capital gains, if any, of the fund that has the carryovers that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

                                   July 31,
                   -----------------------------------------
                        2004 2007 2008    2009       2010
                   2003 ---- ---- ---- ---------- ----------
                                (in thousands)
                    --.  --   --   --  $3,464,000 $1,576,000

Taxation of the Fund's Investments

   Gains or losses on sales of securities by the fund generally will be long-term capital gains or losses if the fund has held the securities for more than one year. Gains or losses on sales of securities held for not more than one year generally will be short-term capital gains or losses. If the fund acquires a debt security at a substantial discount, a portion of any gain upon sale or redemption of the debt security will be taxed as ordinary income, rather than capital gain, to the extent that it reflects accrued original issue discount or market discount.

   Options and Futures Transactions. The tax consequences of options transactions entered into by the fund will vary depending on the nature of the underlying security, whether the option is written or purchased, and whether the "straddle" rules, discussed separately below, apply to the transaction. When the fund writes a call or put option on an equity or convertible debt security, it will receive a premium that will, subject to the straddle rules, be treated as follows for tax purposes. If the option expires unexercised, or if the fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of closing the purchase transaction exceeds the amount of the premium) without regard to any unrealized gain or loss on the underlying security. Any such gain or loss will be a short-term capital gain or loss, except that any loss on a "qualified" covered call stock option that is not treated as a part of a straddle may be treated as long-term capital loss. If a call option written by the fund is exercised, the fund will recognize a capital gain or loss from the sale of the underlying security, and will treat the premium as additional sales proceeds. Whether the gain or loss will be long-term or short-term will depend upon the holding period of the underlying security. If a put option written by the fund is exercised, the amount of the premium will reduce the tax basis of the security that the fund then purchases.

   If a put or call option that the fund has purchased on an equity or convertible debt security expires unexercised, the fund will realize capital loss equal to the cost of the option. If the fund enters into a closing sale transaction with respect to the option, it will realize a capital gain or loss (depending on whether the proceeds from the closing transaction are greater or less than the cost of the option). The gain or loss will be short-term or long-term, depending on the fund's holding period in the option. If the fund exercises such a put option, it will realize a short-term capital gain or loss (long-term if the fund holds the underlying security for more than one year before it purchases the put) from the sale of the underlying security measured by the sales proceeds decreased by the premium paid. If the fund exercises such a call option, the premium paid for the option will be added to the tax basis of the security purchased.

   One or more funds may invest in "section 1256 contracts", and the Code imposes a special "mark-to-market" system for taxing these contracts. These contracts generally include options on non-convertible debt securities (including United States government securities), options on stock indexes, futures contracts, options on futures contracts and certain foreign currency contracts. Options on foreign currency, futures contracts on foreign currency and options on foreign currency futures will qualify as section 1256 contracts if the options or futures are traded on or subject to the rules of a qualified board or exchange. Generally, most of the foreign currency options and foreign currency futures and related options in which certain funds may invest will qualify as section 1256 contracts. In general, gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized (by a closing transaction, by exercise, by taking delivery or by other termination). In addition, any section 1256 contracts held at the end of a taxable year will be treated as sold at their year-end fair market value (that is, marked to the market), and the resulting gain or loss will be recognized for tax purposes.

Provided that section 1256 contracts are held as capital assets and are not part of a straddle or a hedge, both the realized and the unrealized year-end gain or loss from these investment positions (including premiums on options that expire unexercised) will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time particular positions actually are held by the fund.

   Straddles. While the mark-to-market system is limited to section 1256 contracts, the Code contains other rules applicable to transactions which create positions that offset positions in section 1256 contracts or other investment contracts. Those rules, applicable to "straddle" transactions, are intended to eliminate any special tax advantages for such transactions. "Straddles" are defined to include "offsetting positions" in actively-traded personal property. Under current law, it is not clear under what circumstances one investment made by the fund, such as an option or futures contract, would be treated as "offsetting" another investment also held by the fund, such as the underlying security (or vice versa) and, therefore, whether the fund would be treated as having entered into a straddle. In general, investment positions may be "offsetting" if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain "qualified" covered call stock options written by the fund may be treated as not creating a straddle). Also, the forward currency contracts entered into by the fund may result in the creation of "straddles" for federal income tax purposes.

   If two or more positions constitute a straddle, a realized loss from one position (including a mark-to-market loss) must be deferred to the extent of unrecognized gain in an offsetting position. Also, the holding period rules described above may be modified to re-characterize long-term gain as short-term gain, or to re-characterize short-term loss as long-term loss, in connection with certain straddle transactions. Furthermore, interest and other carrying charges allocable to personal property that is part of a straddle must be capitalized. In addition, "wash sale" rules apply to straddle transactions to prevent the recognition of loss from the sale of a position at a loss where a new offsetting position is or has been acquired within a prescribed period. To the extent that the straddle rules apply to positions established by the fund, losses realized by the fund may be either deferred or re-characterized as long-term losses, and long-term gains realized by the fund may be converted to short-term gains.

   If the fund chooses to identify particular offsetting positions as being components of a straddle, a realized loss will be recognized, but only upon the liquidation of all of the components of the identified straddle. Special rules apply to the treatment of "mixed" straddles (that is, straddles consisting of a section 1256 contract and an offsetting position that is not a section 1256 contract). If the fund makes certain elections, the section 1256 contract components of such straddles will not be subject to the "60%/40%" mark-to-market rules. If any such election is made, the amount, the nature (as long-or short-term) and the timing of the recognition of the fund's gains or losses from the affected straddle positions will be determined under rules that will vary according to the type of election made.

   Constructive Sales. If the fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") at the time it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may effect short sales.

   Section 988. Foreign currency gain or loss from transactions in (a) bank forward contracts not traded in the interbank market and (b) futures contracts traded on a foreign exchange may be treated as ordinary income or loss under
Section 988 of the Code. The fund may elect to have section 988 apply to section 1256 contracts. Pursuant to that election, foreign currency gain or loss from these transactions would be treated entirely as ordinary income or loss when realized. The fund will make the election necessary to gain such treatment if the election is otherwise in the best interests of the fund.

Taxation of the Trust's Shareholders

   Dividends paid by the fund from investment income and distributions of net short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of the length of time that the shareholder has held his or her shares of the fund.

   Dividends of investment income (but not capital gains) from any fund generally will qualify for the federal dividends-received deduction for domestic corporate shareholders to the extent that such dividends do not exceed the aggregate amount of dividends received by the fund from domestic corporations. If securities held by the fund are considered to be "debt-financed" (generally, acquired with borrowed funds), are held by the fund for less than 46 days (91 days in the case of certain preferred stock), or are subject to certain forms of hedges or short sales, the portion of the dividends paid by the fund which corresponds to the dividends paid with respect to such securities will not be eligible for the corporate dividends-received deduction.

   If a shareholder (a) incurs a sales charge in acquiring fund shares and (b) disposes of those shares and acquires within 90 days after the original acquisition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (i.e., an exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the otherwise applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

   Capital Gains Distributions. As a general rule, a shareholder who redeems or exchanges his or her shares will recognize long-term capital gain or loss if the shares are held as capital assets and have been held for more than one year, and will recognize short-term capital gain or loss if the shares are held as capital assets and have been held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on such redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

   Backup Withholding. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a "backup withholding tax" with respect to (a) any taxable dividends and distributions and (b) any proceeds of any redemption of fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.

                            ADDITIONAL INFORMATION

   The Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated March 12, 1985, as amended from time to time, and on November 5, 1992 the trust filed an Amended and Restated Master Trust Agreement (the "trust agreement"). The trust commenced business as an investment company on September 16, 1985, under the name Shearson Lehman Special Portfolios. On February 21, 1986, December 6, 1988, August 27, 1990, November 5, 1992, July 30, 1993 and October 14, 1994, the Trust changed its name to Shearson Lehman Special Income Portfolios, SLH

Income Portfolios, Shearson Lehman Brothers Income Portfolios, Shearson Lehman Brothers Income Funds, Smith Barney Shearson Income Funds and Smith Barney Income Funds, respectively. The fund is a series of the trust. Prior to May 14, 2003, the fund was known as Smith Barney Convertible Fund.

   State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110, and serves as the custodian for the fund. Under the custodian agreement with the fund, the custodian is authorized to establish separate accounts for foreign securities owned by the appropriate fund to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the trust, the custodian receives monthly fees based upon the month-end aggregate net asset value of the appropriate fund, plus certain charges for securities transactions including out-of-pocket expenses, and costs of any foreign and domestic sub-custodians. The assets of the Trust are held under bank custodianship in compliance with the 1940 Act.

   PFPC Global Fund Services, located at P.O. Box 9699, Providence, R.I. 02940-9699, serves as the transfer agent and shareholder services agent for the fund's Salomon Brothers classes of shares.

                                 VOTING RIGHTS

   In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued except upon specific request made by a shareholder to a transfer agent. Transfer agent maintains a record of each shareholder's ownership of trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees. Shares are transferable but have no preemptive or subscription rights. Shareholders generally vote by fund, except with respect to the election of trustees and the selection of independent public accountants.

   Massachusetts law provides that, under certain circumstances, shareholders could be held personally liable for the obligations of the Trust. However, the Trust agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or a trustee. The trust agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

   The trustees themselves have the power to alter the number and the terms of office of the trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act at any time at least a majority, but in most instances at least two-thirds, of the trustees have been elected by the shareholders of the fund. Shares do not have cumulative voting rights and therefore the holders of more than 50% of the outstanding shares of the fund may elect all of the trustees irrespective of the votes of other shareholders. Salomon Brothers Class A, B, 2, O and Y shares of the fund represent interests in the assets of the fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each Class of shares has exclusive voting rights with respect to provisions of the fund's Rule 12b-1 distribution plan which pertain to a particular class.

   As of May 1, 2003, to the best knowledge of the fund, no shareholders or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned more than 5% of the outstanding shares of the fund's Salomon Brothers Classes.

                             FINANCIAL STATEMENTS

   The fund's Salomon Brothers classes of shares commenced operations as of the date hereof. The fund's Annual Report for its other classes for the fiscal year ended July 31, 2002 is incorporated herein by reference in its entirety. The annual report was filed on October 4, 2002, Accession Number
0000950130-02-006903.

                                   APPENDIX

Description of Ratings

   Description of S&P Corporate Bond Ratings

                                      AAA

   Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                                      AA

   Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                       A

   Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                                      BBB

   Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                 BB, B and CCC

   Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and CCC, the highest degrees of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Description of Moody's Corporate Bond Ratings

                                      Aaa

   Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

   Bonds which are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

   Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                      Ba

   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

   Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

   Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

   Moody's applies the numerical modifier 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Municipal Bond Ratings

                                      AAA

   Prime--These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

   General Obligation Bonds--In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

   Revenue Bonds--Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

                                      AA

   High Grade--The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

                                       A

   Good Grade--Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the ratings differ from the two higher ratings because:

   General Obligation Bonds--There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

   Revenue Bonds--Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                      BBB

   Medium Grade--Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

   General Obligation Bonds--Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

   Revenue Bonds--Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                               BB, B, CCC and CC

   Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

   The rating C is reserved for income bonds on which no interest is being paid.

                                       D

   Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

   S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

Description of S&P Municipal Note Ratings

   Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody's Municipal Bond Ratings

                                      Aaa

   Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

   Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                      Ba

   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

                                       B

   Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

   Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      Ca

   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

   Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

Description of Moody's Municipal Note Ratings

   Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short- and long-term credit risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Description of Commercial Paper Ratings

   The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of A- or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

   The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance;
(d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

   Fitch, Inc. utilizes the rating F1+ to indicate issues regarded as having an exceptional capacity for timely payment of financial commitments. The rating F1 reflects an assurance of timely payment only slightly less in degree than issues rated F1+. The F2 rating indicates a satisfactory capacity for timely payment of financial commitments; however, the margin of safety is not as great as in the case of higher ratings. When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor. It also considers developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

   Various NRSROs utilize rankings within ratings categories indicated by a + or -. The fund, in accordance with industry practice, recognizes such ratings within categories as gradations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

                           SMITH BARNEY INCOME FUNDS


                                    Convertible Fund

                                    Diversified Strategic
                                    Income Fund

                                    Exchange Reserve Fund

                                    High Income Fund

                                    Municipal High Income Fund

                                    Total Return Bond Fund

                                    Balanced Fund

                                    Capital and Income Fund

Part A-Prospectus

Part B-Statement of Additional Information

PART C-Other Information

Item 23. Exhibits

All references are to the Registrant's registration statement on Form N-1A (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on March 13, 1985 (File Nos. 2-96408 and 811-4254).

(a)(1) Registrant's First Amended and Restated Master Trust Agreement dated November 5, 1993 and Amendment No. 1 to the Master Trust Agreement dated July 30, 1993 are incorporated by reference to Post-Effective Amendment No. 36.

(2) Amendment to Registrant's Master Trust Agreement dated June 12, 1998 is incorporated by reference to Post-Effective Amendment No. 52.

(3) Amendment to Registrant's Master Trust Agreement dated April 7, 2003 is incorporated by reference to Post-Effective Amendment No. 63.

(4) Amendment to Registrant's Master Trust Agreement dated May 1, 2003 is filed herein.

(5) Amendment to Registrant's Master Trust Agreement dated May 14, 2003 is filed herein.

(b)(1) Registrant's By-Laws are incorporated by reference to the Registration Statement.

(2) Amended and Restated By-Laws of Smith Barney Open-End Funds that are Massachusetts Business Trusts is incorporated by reference to Post-Effective Amendment No. 63.


(c)(1) Registrant's form of stock certificates for Class A, Class B, Class C and Class Y shares of beneficial interest of Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund (formerly Smith Barney Tax-Exempt Income Fund) and Smith Barney Balanced Fund (formerly Smith Barney Utilities Fund) are incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.

(2) Registrant's form of stock certificates for Class A, Class B, Class C and Class Y shares of beneficial interest of Smith Barney Total Return Bond Fund to be filed by amendment.

(d)(1) Transfer of Investment Advisory Agreements between the Registrant and Smith Barney Mutual Funds Management with respect to Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund (formerly Smith Barney Utilities Fund), Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund (formerly Smith Barney Tax-Exempt Income
Fund) and Smith Barney Exchange Reserve Fund are incorporated by reference to Post-Effective Amendment No. 40.

(2) Investment Advisory Agreement between Registrant and Smith Barney Strategy Advisers Inc. with respect to Smith Barney Premium Total Return Fund is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(3) Form of Investment Management Agreement between Registrant and Mutual Management Corp. with respect to Smith Barney Total Return Bond Fund to be filed by Amendment.

(4) Sub-Investment Advisory Agreement among the Registrant,

   Smith Barney Strategy Advisers, Inc. and Boston Partners Asset Management, L.P. with respect to Smith Barney Premium Total Return Fund is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

   (5) Sub-Investment Advisory Agreement between the Registrant and Smith Barney Global Capital Management Inc. with respect to Smith Barney Diversified Strategic Income Fund is incorporated by reference to Post-Effective Amendment No. 40.

   (6) Form of Transfer and Assumption of Advisory Agreement is incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement.

   (7) Sub-Investment Advisory Agreement between the Registrant and Salomon Brothers Asset Management Inc. with respect to Smith Barney Premium Total Return Fund is incorporated by reference to Post-Effective Amendment No. 54.

   (8) Sub-Investment Advisory Agreement between the Registrant and Salomon Brothers Asset Management Inc. with respect to Smith Barney Convertible Fund is incorporated by reference to the Post-Effective Amendment No. 56.

(e)(1) Distribution Agreement between the Registrant and Smith Barney Inc. is incorporated by reference to the Post-Effective Amendment No. 40.

   (2) Distribution Agreement between the Registrant and PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement.

   (3) Distribution Agreement between the Registrant and CFBDS, Inc. dated October 8, 1998 is incorporated by reference to Post-Effective Amendment No. 52.

   (4) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 54.


   (5) Form of Distribution Agreement between Registrant and Salomon Smith Barney Inc. is incorporated by Reference to Post-Effective Amendment No. 58.


   (6) Form of Distribution Agreement between Registrant and PFS Distributors Inc. is incorporated by Reference to Post-Effective Amendment No. 58.

(f) Not Applicable.

(g)(1) Custodian Agreement between the Registrant and PNC Bank, National Association ("PNC Bank") is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

   (2) A form of Custodian Agreement between the Registrant and Chase Manhattan Bank is incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement.

   (3) Custodian Agreement with State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 61.

(h)(1) Administration Agreement between the Registrant and MMC is incorporated by reference to Post-Effective Amendment No. 40.

   (2) Transfer Agency and Registrar Agreement between the Registrant and First Data Investor Services Group, Inc., (formerly The Shareholder Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

   (3) Transfer Agency Agreement between Registrant and Citi Fiduciary Trust is incorporated by Reference to Post-Effective Amendment No. 58.

   (4) Sub-Transfer Agency Agreement between Registrant and PFPC Global Fund Services is incorporated by Reference to Post-Effective Amendment No. 58.

   (5) Sub-Transfer Agency Agreement between Registrant and PFS Shareholder is incorporated by Reference to Post-Effective Amendment No. 59.

(i) Not applicable.

(j)(1) Consents of Independent Auditors is filed herein.


   (2) Power of Attorney dated October 9, 2002 is incorporated by reference to Post-Effective Amendment No. 63.


(k) Not applicable.

(l) Not applicable.

(m)(1) Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund (formerly Smith Barney Utilities Fund), Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund (formerly Smith Barney Tax-Exempt Income Fund) and Smith Barney Exchange Reserve Fund are incorporated by reference to Post-Effective Amendment No. 40.

   (2) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 52.

   (3) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 with Salomon Smith Barney Inc. and PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 58.

   (4) Form of Amended and Restated Shareholder Services and Distribution Plan is filed herein.

(n) Financial Data Schedule is not applicable.

(o)(1) Amended Plan pursuant to Rule 18f-3(d) is incorporated by reference to Post-Effective Amendment No. 52.

   (2) Rule 18f-3(d) Multiple Class Plan for SB Convertible Fund and SB Capital and Income Fund is filed herein.

(p)(1) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 57.

(p)(2) Code of Ethics of Salomon Smith Barney is incorporated by reference to Post-Effective Amendment No. 63.

(p)(3) Code of Ethics of PFS Disbributors, Inc. is incorporated by reference to Post-Effective Amendment No. 63.


Item 24.  Persons Controlled by or Under Common Control with Registrant

None.

Item 25.  Indemnification

The response to this item is incorporated by reference to Registrant's Post-Effective Amendment No. 2 to the Registration Statement.

Item 26. Business and Other Connections of Investment Adviser



Investment Adviser - Smith Barney Fund Management LLC ("SBFM"). SBFM was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company on September 21, 1999. SBFM is an indirect wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc.


SBFM is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this item 26 of officers and directors of SBMF together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SBFM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8314).

Item 27.  Principal Underwriters


a) Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for Smith Barney Trust II, CitiFunds Trust III, CitiFunds Premium Trust, CitiFunds Institutional Trust. Citigroup Global Markets Inc. is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

     Citigroup Global Markets Inc. is also the distributor for the following funds: Salomon Funds Trust, Smith Barney Small Cap Growth Opportunities Portfolio, SMith Barney Investment Series, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Real Estate Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Dollar Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc., The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

     PFS Distributors, Inc. ("PFS Distributors"), a distributor of the Registrant, is also a distributor for the following funds: Smith Barney Trust II, Greenwich Street Series Funds, Smith Barney Investment Series, Smith Barney California Municipal Fund, Inc., Smith Barney Muni Funds, Smith Barney Sector Funds Inc., Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Trust, Smith Barney Investment Funds Inc., Smith Barney Managed Municipals Inc., and Smith Barney Money Funds, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of Citigroup Global Markets Inc. is incorporated by reference to Schedule A of Form BD filed by Citigroup Global Markets Inc. (f/k/a Salomon Smith Barney Inc.) pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

Exchange Act of 1934 (SEC File No. 812-8510).

The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28.  Location of Accounts and Records


With respect to the Registrant's Investment Adviser:

(1)   Smith Barney Income Funds
      125 Broad Street
      New York, New York 10004

With respect to the Registrant's Manager and Administrator:

(2)   Smith Barney Fund Management LLC
      399 Park Avenue
      New York, New York 10022

With respect to the Registrant's Custodian:

(3)   State Street Bank & Trust Company
      225 Franklin Street Boston,
      Massachusetts 02110

With respect to the Registrant's Transfer Agent:

(4)   Citicorp Trust Bank, fsb. f/k/a Travelers Bank & Trust, fsb
      125 Broad Street
      New York, New York 10004

With respect to the Registrant's Sub-transfer Agents:

(5)   PFPC Global Fund Services
      P.O. Box 9699
      Providence, Rhode Island 02940-9699

(6)   Primerica Shareholder Services
      P.O. Box 9699
      Providence, Rhode Island 02940-9699

With respect to the Registrant's Distributors:

(7)   Citigroup Global Markets Inc.
      388 Greenwich Street
      New York, New York 10022

      PFS Distributors, Inc.
      3120 Breckenridge Blvd.
      Duluth, GA 30099-0062


Item 29.  Management Services

Not Applicable.

Item 30.  Undertakings

None

SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act"), as amended, and the Investment Company Act of 1940, as amended, the Registrant (certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act) and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 19th day of May 2003.


         SMITH BARNEY INCOME FUNDS

         By:/s/ R. Jay Gerken
         R. Jay Gerken, Chairman of
         the Board, President and
         Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                            Title                           Date



/s/ R. Jay Gerken            Chairman of the Board,              May 19, 2003
R. Jay Gerken                President and Chief
                             Executive Officer

/s/ Richard L. Peteka        Chief Financial Officer             May 19, 2003
Richard L. Peteka            and Treasurer

/s/ Lee Abraham*             Trustee                             May 19, 2003
Lee Abraham

/s/ Allan J. Bloostein*      Trustee                             May 19, 2003
Allan J. Bloostein

/s/ Richard E. Hanson*       Trustee                             May 19, 2003
Richard E. Hanson

/s/ Jane F. Dasher*          Trustee                             May 19, 2003
Jane F. Dasher

/s/ Donald R. Foley*         Trustee                             May 19, 2003
Donald R. Foley

/s/ Paul Hardin*             Trustee                             May 19, 2003
Paul Hardin

/s/ Roderick Rasmussen*      Trustee                             May 19, 2003
Roderick Rasmussen

/s/ John P. Toolan*          Trustee                             May 19, 2003
John P. Toolan


* Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated October 9, 2002.

/s/ R. Jay Gerken
--------------------
R. Jay Gerken